THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS SUBSCRIPTION AGREEMENT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

                               7% PREFERRED STOCK
                          SECURITIES PURCHASE AGREEMENT

                     COMMODORE ENVIRONMENTAL SERVICES, INC.
                                       AND
                      COMMODORE APPLIED TECHNOLOGIES, INC.


                  THIS AGREEMENT is made as of the 20th day of May, 1997, by and between COMMODORE ENVIRONMENTAL SERVICES, INC., traded on the "Pinksheets" under the symbol "COES" (the "Parent Company"), a corporation, with its principal office at 150 East 58th Street, New York, NY 10155, COMMODORE APPLIED TECHNOLOGIES INC., AMEX symbol "CXI" (the "Subsidiary Company"), a corporation, with its principal office at 150 East 58th Street, New York, NY 10155 and OKEMO PARTNERS LIMITED (the "Purchaser"), with its principal office at 85 Old Long Ridge Road, Suite A7, Stamford, CT 06903.

                  IN CONSIDERATION of the mutual covenants contained in this Agreement, the Parent Company, Subsidiary Company and the Purchaser agree as follows:


                  Section 1. Certain Definitions. For purposes of this
Agreement:

                  "Change in Control Transaction" means the date the Parent Company or the Subsidiary Company (i) sells or otherwise conveys all or substantially all of its assets or (ii) effects a transaction (by merger or otherwise) in which more than 50% of the voting power of the Parent Company or the Subsidiary Company is disposed of, directly or indirectly, or if within any 12 month period there is a change of more than 50% of the members of the Parent Company's or the Subsidiary Company's Board of Directors, or if any other person, entity or group (as defined in Section 13(d) of the Exchange Act) and/or any of their affiliates or associates acquires in excess of 50% of the Common Stock.

                  "Closing Date" means the date agreed to by the parties for the delivery of the stock certificate against a wire transfer of the funds to the Parent Company.

                  "Closing" means the completion of the purchase and sale of the COES Preferred Shares on the Closing Date.

                  "COES Convertible Preferred Stock" means the 60,000 shares of Series D Preferred Stock of the Parent Company, $.01 par value, convertible into CXI Common Stock as hereinafter provided and which has the rights, preferences and privileges set forth in the Certificate of Designation attached hereto as Exhibit A (the "Certificate of Designation").

                  "COES Preferred Shares" means the shares of COES Convertible Preferred Stock purchased hereunder.

                  "Conversion Date" means the date on which the Purchaser has telecopied the Notice of Conversion to counsel for the Parent Company.

                  "Conversion Price" means an amount equal to a fifteen (15%) percent discount from the closing bid price of the CXI Common Stock as reported by Bloomberg, L.P. ("Bloomberg") averaged for the previous five (5) business days ending on the day before the Conversion Date (the "Average Closing Bid Price"); provided, however, if the average of the closing bid price of the CXI Common Stock, as reported by Bloomberg ("Floor Average"), for any consecutive thirty (30) days is equal or less than $2.00 (such thirtieth (30th) day shall be the "First Trigger Date"), the conversion price shall equal $2.00; if the Floor Average for any consecutive thirty (30) days beginning any day after the First Trigger Date is less than $2.00 ("Second Trigger Date"), the conversion price shall equal $1.90; if the Floor Average for any thirty (30) days beginning any day after the Second Trigger Date is less than $1.90 (the "Third Trigger Date"), the conversion price shall equal $1.80; if the Floor Average for any consecutive thirty (30) days beginning any day after the Third Trigger Date is less than $1.80 (the "Fourth Trigger Date"), the conversion price shall equal $1.70; if the Floor Average for any consecutive thirty (30) days beginning any day after the Fourth Trigger Date is less than $1.70 (the "Fifth Trigger Date"), the conversion price shall equal $1.60; if the Floor Average for any consecutive thirty (30) days beginning any day after the Fifth Trigger Date is less than $1.60, the conversion price shall equal $1.50. Subject to Section 11.5 herein, in no event shall the Conversion Price be lower than $1.50 per share of CXI Common Stock. If the CXI Common Stock is not traded on the American Stock Exchange, the Average Closing Bid Price shall be the average closing bid price (and if not available, the mean of the high and low prices) of the Common Stock on the over-the-counter-market or the principal national securities exchange or the Nasdaq National Market System or Nasdaq SmallCap Market System on which the CXI Common Stock is traded for the previous five (5) business days ending on the day before the Conversion Date.

                  The Conversion Price shall be equitably adjusted accordingly on a pro rata basis in the event of the happening of certain events that would affect the CXI Common Stock or COES Convertible Preferred Stock's value including, but not limited to, forward and reverse stock splits, issuance of stock dividends, subdivision of shares, combinations, reclassifications, or the like (collectively "Reclassifications"). An adjustment made pursuant to this section shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such an event.

                  "Convertible Date" means the date on which the COES Preferred Shares will become convertible, which is the day following the date that the Registration Statement for the shares of CXI Common Stock underlying the COES Preferred Stock and COES Warrants has been declared effective by the Securities and Exchange Commission ("SEC").

                  "Cumulative Suspension" means the date a Suspension (as defined in Section 8.7) has occurred and is continuing or the date that is the 15th day in the aggregate that more than one Suspension has occurred since the effective date of the Registration Statement.

                  "CXI Common Stock" means the underlying Common Stock of the Subsidiary Company, $.001 par value.

                  "Delisting" means the date the CXI Common Stock is delisted from AMEX and is not otherwise listed on the Nasdaq Stock Market or other national securities exchange.

                  "Holder" means a holder of COES Preferred Shares.

                  "Insufficient CXI Common Stock" means the date the number of shares of CXI Common Stock held by the Parent Company is not sufficient to effect the conversion of all outstanding COES Preferred Shares then eligible for conversion (whether or not the Holders have duly delivered Notices of Conversion).

                  "Purchase Price" means the aggregate purchase price of the COES Preferred Shares purchased.

                  Section 2.  Authorization and Sale of Shares.

                  2.1 Authorization. Subject to the terms and conditions of this Agreement, the Parent Company has authorized the sale and issuance of the COES Preferred Shares.

                  2.2 Agreement to Sell and Purchase the Shares. The Parent Company will sell and the Purchaser will buy, in reliance upon the representations and warranties of the Parent Company, Subsidiary Company and Purchaser contained in this Agreement, upon the terms and conditions hereinafter set forth, Ten Thousand (10,000) COES Preferred Shares of COES Convertible Preferred Stock for an aggregate purchase price of One Million Dollars ($1,000,000) for all such COES Preferred Shares based on U.S. $100 per share. The COES Preferred Shares shall pay a 7% cumulative dividend, payable in cash or CXI Common Stock at the Conversion Price, at the discretion of the Parent Company, at the time of each conversion. Such purchase and sale shall occur on the Closing Date. In addition, Parent Company will transfer to Purchaser, for no additional consideration, five-year warrants ("COES Warrants") to purchase ten
(10) shares of CXI Common Stock for each COES Preferred Share purchased, initially exercisable on the Convertible Date and for a period of five years thereafter, at an exercise price equal to 110% of the average closing bid prices of the CXI Common Stock, as reported by Bloomberg, over the 5-day trading period ending on the day prior to the Closing Date.

                  2.3 Subsidiary Company. Whereas the Purchaser is purchasing COES Preferred Shares from the Parent Company, and the Parent Company is transferring CXI

Common Stock to the Purchaser upon conversion of COES Preferred Shares and exercise of COES Warrants, the Parent Company hereby agrees to immediately remit 2.5% of the Purchase Price ($2.50 per COES Preferred Share which has a subscription price of $100 per COES Preferred Share) at the Closing to the Subsidiary Company, representing a portion of the $150,000 of aggregate consideration for the Subsidiary Company's agreement to perform its obligations as set forth in this Agreement and the Warrant Agreement, a form of which is attached hereto as Exhibit B.

                  2.4 Time and Place of Closing. The Closing shall be held at the offices of Eilenberg & Zivian, 666 Third Avenue, 30th Floor, New York, NY 10017 as promptly as practicable as agreed to by the parties to this Agreement, but no later than May 15, 1997 at which time either party may terminate this Agreement.

                  2.5 Payment and Delivery. At or prior to the Closing, the following shall occur:

                      (a) Provided that Purchaser has been notified by Eilenberg & Zivian that the Parent Company has delivered certificates representing the COES Preferred Shares and COES Warrants as provided in Section 2.5(b) below, Purchaser shall remit by wire transfer the Purchase Price as payment in full for the COES Preferred Shares as follows: 89% of the Purchase Price ($5,340,000) directly to the Parent Company, 9% of the Purchase Price ($540,000) directly to Avalon Research Group, Inc. (the "Finder"), and 2% of the Purchase Price ($120,000) directly to Stephen A. Weiss.

                      (b) The Parent Company shall deliver or cause to be delivered to Eilenberg & Zivian certificates representing the COES Preferred Shares and the COES Warrants, registered in the name of Purchaser (or any nominee designated by Purchaser at or prior to the Closing Date), free and clear of all liens, claims, charges and encumbrances. Purchaser shall receive such certificates from Eilenberg & Zivian, as applicable, after the Parent Company, Finder and Stephen A. Weiss have received the Purchase Price directly from Purchaser.

                      (c) Wire instructions for the Parent Company has been separately provided to the Purchaser's counsel.

                  Section 3. General Representations and Warranties of the Parent Company. The Parent Company hereby represents and warrants to, and covenants with, the Purchaser that the following are true and correct as of the date hereof and as of the Closing Date.

                  3.1 Organization; Qualification. The Parent Company is a corporation duly organized and validly existing under the laws of the State of Delaware and is in good standing under such laws. The Parent Company has all requisite corporate power and authority to own, lease and operate its properties and assets, and to carry on its business as presently conducted. The Parent Company is qualified to do business as a foreign corporation in each jurisdiction in which the ownership of its property or the nature of its business requires such qualification, except where failure to so qualify would not have a material adverse effect on the Parent Company.

                  3.2 Capitalization. The authorized capital stock of the Parent Company is as set forth in footnote 12 of the audited consolidated financial statements of the Parent Company set forth in its Form 10-K for the fiscal year ended December 31, 1996, a true copy of which has been supplied to Purchaser. 60,000 shares of the Parent Company's non-voting preferred stock has been designated Series D Preferred Stock, $.01 par value. The Series D Preferred Stock, when issued, shall be duly authorized and validly issued and are fully paid and nonassessable.

                  3.3 CXI Common Stock Transferable Upon Conversion of COES Preferred Shares or Exercise of COES Warrants. The Parent Company currently owns Fifteen Million (15,000,000) shares of CXI Common Stock, all of which have been duly authorized and validly issued and are fully paid and nonassessable. The Parent Company will reserve from its holdings of CXI Common Stock a sufficient number of shares of CXI Common Stock to permit the conversion in full of the outstanding COES Preferred Shares and the exercise in full of the COES Warrants. As of the Closing Date, the Parent Company had reserved sufficient shares of CXI Common Stock for transfer to Purchaser upon exercise of the COES Preferred Shares which are convertible, at Purchaser's option, at the Conversion Price, as per Section 10 of this Agreement, and upon exercise of the COES Warrants. If the Parent Company does not own sufficient shares of CXI Common Stock for transfer to the Purchaser upon conversion of COES Preferred Shares and/or exercise of COES Warrants, the Parent Company hereby agrees to promptly purchase or otherwise acquire the sufficient amount of shares of CXI Common Stock and transfer such shares to the Purchaser upon conversion of COES Preferred Shares and/or exercise of COES Warrants.

                  Except for the consent of National Securities Corporation, which has been obtained, the Parent Company has all requisite corporate right, power and authority to transfer the shares of CXI Common Stock in its holdings to Purchaser upon conversion of the COES Preferred Shares and exercise of the COES Warrants.

                  3.4 Authorization. The Parent Company has all requisite corporate right, power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Parent Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Parent Company, the authorization, sale, issuance and delivery of the COES Preferred Shares and the performance of the Parent Company's obligations hereunder has been taken. This Agreement has been duly executed and delivered by the Parent Company and constitutes a legal, valid and binding obligation of the Parent Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy as they may apply to the indemnification provisions set forth in Section 8.4 of this Agreement. Upon their issuance, transfer and delivery pursuant to this Agreement, the COES Preferred Shares, COES Warrants and shares of CXI Common Stock transferable upon conversion of the COES Preferred Shares (the "Conversion Shares") and exercise of the COES Warrants (the "Warrant Shares") (collectively, the "Securities") will be validly issued, fully paid and nonassessable and will be free of any liens or encumbrances; provided, however, that the COES Preferred Shares and COES Warrants are subject to restrictions on transfer under state and/or federal securities laws. The issuance and sale of the COES Preferred Shares and COES Warrants will not give rise to any preemptive right or right of first refusal or right of participation on behalf of any person. Upon registration of the Conversion Shares and the Warrant Shares pursuant to Section 8 of this Agreement, there shall be no restriction on the transferability thereof other than applicable prospectus delivery requirements.

                  3.5 No Conflict. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit, under, any provision of the Articles of Incorporation, and any amendments thereto, Bylaws, stockholders agreements and any amendments thereto of the Parent Company or any material mortgage, indenture, lease or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree statute, law, ordinance, rule or regulation applicable to the Parent Company, its properties or assets.

                  3.6 Accuracy of Reports and Information. The Parent Company is in full compliance, to the extent applicable, with all reporting obligations under Section 12(b), 12 (g) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  The Parent Company has filed all material required to be filed pursuant to all reporting obligations, under either Section 13(a) or 15(d) of the Exchange Act for a period of at least twelve (12) months immediately preceding the offer or sale of the COES Preferred Shares (or for such shorter period that the Parent Company has been required to file such material).

                  3.7 SEC Filings/Full Disclosure. None of the Parent Company's filings with the SEC since January 1, 1997 contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading. The Parent Company has, since January 1, 1997, timely filed all requisite forms, reports and exhibits thereto with the SEC. The Parent Company's Annual Report on Form 10-K for the year ended December 31, 1996, its Quarterly Reports for the periods ended March 31, 1997 and all Current Reports on Form 8-K filed by the Parent Company from January 1, 1996 to date are referred to as the "COES SEC Reports."

                  There is no fact known to the Parent Company (other than general economic conditions known to the public generally) that has not been disclosed in writing to the Purchaser which could reasonably be expected to have a material adverse effect on the condition (financial or otherwise) or in the earnings, business affairs, business prospects, properties or assets of the Parent Company, or (ii) could reasonably be expected to materially and adversely affect the ability of the Parent Company to perform its obligations pursuant to this Agreement.

                  3.8 Absence of Undisclosed Liabilities. The Parent Company has no material liabilities or obligations, absolute or contingent (individually or in the aggregate), except as set forth in the financial statements included in the COES SEC Reports (the "COES Financial Statements") or as incurred in the ordinary course of business after the date of the COES Financial Statements.

                  3.9 Governmental Consent, etc. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Parent Company is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the COES Preferred Shares, or the consummation of any other transaction contemplated hereby, except the filing with the SEC of a registration statement on Form S-3 or Form S-1 for the purpose of registering the CXI Common Stock underlying the COES Preferred Shares and the COES Warrants.

                  3.10 Intellectual Property Rights. Except as disclosed in the COES SEC Reports, the Parent Company has sufficient trademarks, trade names, patent rights, copyrights and licenses to conduct its business as contemplated therein. To the Parent Company's knowledge, neither the Parent Company nor its products is infringing or will infringe any trademark, trade name, patent right, copyright, license, trade secret or other similar right of others currently in existence; and there is no claim being made against the Parent Company regarding any trademark, trade name, patent, copyright, license, trade secret or other intellectual property right which could have a material adverse effect on the condition (financial or otherwise), business, results of operations or prospects of the Parent Company.

                  3.11 Material Contracts. Except as set forth in the COES SEC Reports, the agreements to which the Parent Company is a party described therein are valid agreements, in full force and effect, the Parent Company is not in material breach or material default (with or without notice or lapse of time, or both) under any of such agreements, and, to the Parent Company's knowledge, the other contracting party or parties thereto are not in material breach or material default (with or without notice or lapse of time, or both) under any of such agreements.

                  3.12 Litigation. There is no action, proceeding or investigation pending, or to the Parent Company's knowledge threatened, against the Parent Company which might result, either individually or in the aggregate, in any material adverse change in the business, prospects, conditions, affairs or operations of the Parent Company. The Parent Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Parent Company currently pending or which the Parent Company currently intends to initiate.

                  3.13 Title to Assets. Except as set forth in COES SEC Reports, the Parent Company has good and marketable title to all properties and material assets described therein as owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Parent Company.

                  3.14 Subsidiaries. The Parent Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, association or other business entity, except as stated in the COES SEC Reports.

                  3.15 Required Governmental Permits. The Parent Company is in possession of and operating in compliance with all authorizations, licenses, certificates, consents, orders and permits from state, federal and other regulatory authorities which are material to the conduct of its business, all of which are valid and in full force and effect.

                  3.16 Listing. The Parent Company will maintain the listing of its Common Stock on the "Pinksheets" or other organized, comparable United States market or quotation system; provided, however, that the sole remedy for Purchaser for breach of this representation shall be liquidated damages as provided in Section 10.6.

                  3.17 Other Outstanding Securities/Financing Restrictions. Except as set forth on the CXI SEC Reports (as defined herein), there are no other outstanding debt or equity securities presently convertible into shares of CXI Common Stock.

                  The Parent Company cannot, without the prior approval in writing from the Purchaser, obtain convertible debt or equity financing which is convertible into securities of the Subsidiary Company for a period of ninety
(90) days following the effective date of the Registration Statement (as defined herein); however, the Parent Company will not require prior approval if (a) at least 80% of the net proceeds of the financing is part of an acquisition by the Parent Company of control of another company or entity, (b) at least 80% of the net proceeds of the financing is a refinancing of the Parent Company's debt, or
(c) the financing is part of a public offering of the Parent Company's securities.

                  3.18 Right of Participation. In the event the Parent Company wishes to complete a financing similar in structure to the securities issued hereby within one hundred and eighty (180) days from the Closing Date, the Purchaser shall have the right to participate in such offering and shall have three (3) business days to reply in writing after receipt of written notice of such proposed financing from the Parent Company. In the event a writing is not received by the Parent Company from the Purchaser specifying the extent of the Purchaser's interest in so participating, this will be deemed a refusal by the Purchaser of such right to participate.

                  3.19 Legal Opinion. Purchaser shall, upon purchase of the COES Preferred Shares, receive an opinion letter from counsel to the Parent Company, and the Parent Company represents that it will immediately obtain such an opinion from counsel to the satisfaction of the Purchaser, to the effect that:

                      (a) The Parent Company is duly incorporated, validly existing and in good standing in the jurisdiction of its incorporation.

                      (b)There is no action, proceeding or investigation pending, or to such counsel's knowledge, threatened against the Parent Company which might result, either individually or in the aggregate, in any material adverse change in the business, prospects, conditions, affairs or operations of the Parent Company.

                      (c) The Parent Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

                      (d) There is no action, suit, proceeding or investigation by the Parent Company currently pending or, to such counsel's knowledge, which the Parent Company currently intends to initiate.

                      (e) All issued and outstanding shares of CXI Common
      Stock have been duly authorized and validly issued and are fully paid and nonassessable.

                      (f) This Securities Purchase Agreement and the Stock Purchase Warrant, the issuance of the COES Preferred Shares and COES Warrants and the transfer of the Conversion Shares and Warrant Shares have been duly approved by all required corporate action, the requisite consent of National Securities Corporation for the Parent Company to transfer the shares of CXI Common Stock in its holdings to the Purchaser upon conversion of the COES Preferred Shares and exercise of the COES Warrants has been duly obtained, and that all such Securities, upon delivery, shall be validly issued and outstanding, fully paid and nonassessable.

                      (g) The execution, delivery and performance of this Securities Purchase Agreement and the Stock Purchase Warrant by the Parent Company, and the consummation of the transactions contemplated thereby, will not, with or without the giving of notice or the passage of time or both:

                          (i) Violate the provisions of any law, rule or regulation which is material to the assets, properties or business of the Parent Company;

                          (ii) Violate the provisions of the charter or bylaws of the Parent Company; or

                          (iii) To the best of counsel's knowledge, violate any judgment, decree, order or award of any court, governmental body or arbitrator.

                          (iv) To the best of counsel's knowledge, conflict with, or result in the breach or termination of any term or provision of, or constitute a default under, or cause any acceleration under, or cause the creation of any lien, charge or encumbrance upon the properties or assets of the Parent Company pursuant to, any note, bond, indenture, mortgage, lease, deed of trust or other instrument, obligation, or agreement to which the Parent Company is a party and which is material to Parent Company, or by which the Parent Company, or any of its material properties is or may be bound.

                           (h) This Securities Purchase Agreement and the Stock Purchase Warrant constitute the valid and legally binding obligations of the Parent Company and are enforceable against the Parent Company in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and, with respect to the Securities Purchase Agreement, to limitations of public policy as they may apply to the indemnification provisions set forth in Section 8.4 thereof.

                  3.20 Use of Proceeds. Except for payments aggregating $150,000 to the Subsidiary Company as provided herein, the Parent Company represents that the net proceeds from this offering will be used for general corporate purposes.

                  3.21 No Poison Pill. The Parent Company represents that it does not have, and has no current intention to adopt, a stockholder rights plan ("poison pill").

                  Section 4. General Representations and Warranties of the Subsidiary Company. The Subsidiary Company hereby represents and warrants to, and covenants with, the Purchaser that the following are true and correct as of the date hereof and as of the Closing Date.

                  4.1 Organization; Qualification. The Subsidiary Company is a corporation duly organized and validly existing under the laws of the State of Delaware and is in good standing under such laws. The Subsidiary Company has all requisite corporate power and authority to own, lease and operate its properties and assets, and to carry on its business as presently conducted. The Subsidiary Company is qualified to do business as a foreign corporation in each jurisdiction in which the ownership of its property or the nature of its business requires such qualification, except where failure to so qualify would not have a material adverse effect on the Subsidiary Company.

                  4.2 Capitalization. The authorized capital stock of the Subsidiary Company is as set forth in the CXI SEC Reports. All issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable.

                  4.3 CXI Common Stock Transferable Upon Conversion of COES Preferred Shares or Exercise of COES Warrants. Except for the consent of National Securities Corporation, which has been obtained, the Subsidiary Company has all requisite corporate right, power and authority to transfer shares of CXI Common Stock owned by the Parent Company to the Purchaser upon conversion of the COES Preferred Shares and exercise of the COES Warrants.

                  4.4 Authorization. The Subsidiary Company has all requisite corporate right, power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Subsidiary Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Subsidiary Company, and the performance of the Subsidiary Company's obligations hereunder has been taken. This Agreement has been duly executed and delivered by the Subsidiary Company and constitutes a legal, valid and binding obligation of the Subsidiary Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy as they may apply to the indemnification provisions set forth in Section 8.4 of this Agreement. Upon their issuance, transfer and delivery pursuant to this Agreement, the Securities will have been validly issued, fully paid and nonassessable and will be free of any liens or encumbrances; provided, however, that the COES Preferred Shares and COES Warrants are subject to restrictions on transfer under state and/or federal securities laws. Upon registration of the Conversion Shares and the Warrant Shares pursuant to Section 8 of this Agreement, there shall be no restriction on the transferability thereof other than applicable prospectus delivery requirements.

                  4.5 No Conflict. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit, under, any provision of the Certificate of Incorporation, and any amendments thereto, Bylaws, stockholders agreements and any amendments thereto of the Subsidiary Company or any material mortgage, indenture, lease or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree statute, law, ordinance, rule or regulation applicable to the Subsidiary Company, its properties or assets.

                  4.6 Accuracy of Reports and Information. The Subsidiary Company is in full compliance, to the extent applicable, with all reporting obligations under Section 12(b), 12 (g) or 15(d), as applicable, of the Exchange Act. The Subsidiary Company has registered its Common Stock pursuant to Section 12 of the Exchange Act and the Common Stock is listed and trades on AMEX.

                  The Subsidiary Company has filed all material required to be filed pursuant to all reporting obligations, under either Section 13(a) or 15(d) of the Exchange Act for a period of at least twelve (12) months immediately preceding the offer or sale of the COES Preferred Shares (or for such shorter period that the Subsidiary Company has been required to file such material).

                  4.7 SEC Filings/Full Disclosure. None of the Subsidiary Company's filings with the SEC since January 1, 1997 contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading. The Subsidiary Company has, since January 1, 1997, timely filed all requisite forms, reports and exhibits thereto with the SEC. The Subsidiary Company's Prospectus declared effective by the SEC on June 28, 1996, the Annual Report on Form 10-K for the year ended December 31, 1996, its Quarterly Reports for the periods ended March 31, 1997 and all Current Reports on Form 8-K filed by the Subsidiary Company from January 1, 1996 to date are referred to as the "CXI SEC Reports."

                  There is no fact known to the Subsidiary Company (other than general economic conditions known to the public generally) that has not been disclosed in writing to the Purchaser which could reasonably be expected to have a material adverse effect on the condition (financial or otherwise) or in the earnings, business affairs, business prospects, properties or assets of the Subsidiary Company, or (ii) could reasonably be expected to materially and adversely affect the ability of the Subsidiary Company to perform its obligations pursuant to this Agreement.

                  4.8 Absence of Undisclosed Liabilities. The Subsidiary Company has no material liabilities or obligations, absolute or contingent (individually or in the aggregate), except as set forth in the financial statements included in the CXI SEC Reports (the "CXI Financial Statements") or as incurred in the ordinary course of business after the date of the CXI Financial Statements.

                  4.9 Governmental Consent, etc. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Subsidiary Company is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the COES Preferred Shares, or the consummation of any other transaction contemplated hereby, except the filing with the SEC of a registration statement on Form S-3 or S-1 for the purpose of registering the CXI Common Stock underlying the COES Preferred Shares and the COES Warrants.

                  4.10 Intellectual Property Rights. Except as disclosed in the CXI SEC Reports, the Subsidiary Company has sufficient trademarks, trade names, patent rights, copyrights and licenses to conduct its business as contemplated therein. To the Subsidiary Company's knowledge, neither the Subsidiary Company nor its products is infringing or will infringe any trademark, trade name, patent right, copyright, license, trade secret or other similar right of others currently in existence; and there is no claim being made against the Subsidiary Company regarding any trademark, trade name, patent, copyright, license, trade secret or other intellectual property right which could have a material adverse effect on the condition (financial or otherwise), business, results of operations or prospects of the Subsidiary Company.

                  4.11 Material Contracts. Except as set forth in the CXI SEC Reports, the agreements to which the Subsidiary Company is a party described therein are valid agreements, in full force and effect, the Subsidiary Company is not in material breach or material default (with or without notice or lapse of time, or both) under any of such agreements, and, to the Subsidiary Company's knowledge, the other contracting party or parties thereto are not in material breach or material default (with or without notice or lapse of time, or both) under any of such agreements.

                  4.12 Litigation. There is no action, proceeding or investigation pending, or to the Subsidiary Company's knowledge threatened, against the Subsidiary Company which might result, either individually or in the aggregate, in any material adverse change in the business, prospects, conditions, affairs or operations of the Subsidiary Company. The Subsidiary Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Subsidiary Company currently pending or which the Subsidiary Company currently intends to initiate.

                  4.13 Title to Assets. Except as set forth in CXI SEC Reports, the Subsidiary Company has good and marketable title to all properties and material assets described therein as owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Subsidiary Company.

                  4.14 Subsidiaries. The Subsidiary Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, association or other business entity, except as stated in the CXI SEC Reports.

                  4.15 Required Governmental Permits. The Subsidiary Company is in possession of and operating in compliance with all authorizations, licenses, certificates, consents, orders and permits from state, federal and other regulatory authorities which are material to the conduct of its business, all of which are valid and in full force and effect.

                  4.16 Listing. The Subsidiary Company will maintain the listing of its Common Stock on AMEX or other organized, comparable United States market or quotation system; provided, however, that the sole remedy for Purchaser for breach of this representation shall be liquidated damages as provided in Section 10.6.

                  4.17 Other Outstanding Securities/Financing Restrictions. Except as set forth in the CXI SEC Reports, there are no other outstanding debt or equity securities presently convertible into shares of CXI Common Stock. Except as set forth in the CXI SEC Reports, the Subsidiary Company has no outstanding restricted shares of Common Stock, or shares of Common Stock sold under Regulation S or Regulation D under the Securities Act of 1933, as amended (the "Securities Act") or outstanding under any other exemption from registration, which are available for sale as unrestricted ("free trading") stock.

                  The Subsidiary Company cannot, without the prior approval in writing from the Purchaser, obtain convertible debt or equity financing for a period of ninety (90) days following the effective date of the Registration Statement (as defined herein); however, the

Subsidiary Company will not require prior approval if (a) at least 80% of the net proceeds of the financing is part of an acquisition by the Subsidiary Company of control of another company or entity, (b) at least 80% of the net proceeds of the financing is a refinancing of the Subsidiary Company's debt, or
(c) the financing is part of a public offering of the Subsidiary Company's securities.

                  4.18 Right of Participation. In the event the Subsidiary Company wishes to complete a financing similar in structure to the securities issued hereby within one hundred and eighty (180) days from the Closing Date, the Purchaser shall have the right to participate in such offering and shall have three (3) business days to reply in writing after receipt of written notice of such proposed financing from the Subsidiary Company. In the event a writing is not received by the Subsidiary Company from the Purchaser specifying the extent of the Purchaser's interest in so participating, this will be deemed a refusal by the Purchaser of such right to participate.

                  4.19 Legal Opinion. Purchaser shall, upon purchase of the COES Preferred Shares, receive an opinion letter from counsel to the Subsidiary Company, and the Subsidiary Company represents that it will immediately obtain such an opinion from counsel to the satisfaction of the Purchaser, to the effect that:

                       (a) The Subsidiary Company is duly incorporated, validly existing and in good standing in the jurisdiction of its incorporation.

                       (b) There is no action, proceeding or investigation pending, or to such counsel's knowledge, threatened against the Subsidiary Company which might result, either individually or in the aggregate, in any material adverse change in the business, prospects, conditions, affairs or operations of the Subsidiary Company.

                       (c) The Subsidiary Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

                       (d) There is no action, suit, proceeding or investigation by the Company currently pending, to such counsel's knowledge, or which the Subsidiary Company currently intends to initiate.

                       (e) All issued and outstanding shares of CXI Common Stock have been duly authorized and validly issued and are fully paid and nonassessable.

                       (f) This Securities Purchase Agreement and the Stock Purchase Warrant, the issuance of the COES Preferred Shares and COES Warrants and the transfer of the Conversion Shares and Warrant Shares have been duly approved by all required corporate action, the requisite consent of National Securities Corporation for the Parent Company to transfer the shares of CXI Common Stock in its holdings to the Purchaser upon conversion of the COES Preferred Shares and exercise of the

      COES Warrants has been duly obtained, and that all such Securities, upon delivery, shall be validly issued and outstanding, fully paid and nonassessable.

                       (g) The execution, delivery and performance of this Securities Purchase Agreement and the Stock Purchase Warrant by the Subsidiary Company, and the consummation of the transactions contemplated thereby, will not, with or without the giving of notice or the passage of time or both:

                           (i) Violate the provisions of any law, rule or regulation which is material to the assets, properties or business of the Subsidiary Company;

                           (ii) Violate the provisions of the charter or bylaws of the Subsidiary Company; or

                           (iii) To the best of counsel's knowledge, violate any judgment, decree, order or award of any court, governmental body or arbitrator.

                           (iv) To the best of counsel's knowledge, conflict with, or result in the breach or termination of any term or provision of, or constitute a default under, or cause any acceleration under, or cause the creation of any lien, charge or encumbrance upon the properties or assets of the Subsidiary Company pursuant to, any note, bond, indenture, mortgage, lease, deed of trust or other instrument, obligation, or agreement to which the Subsidiary Company is a party and which is material to the Subsidiary Company or by which the Subsidiary Company, or any of its material properties is or may be bound.

                           (h) This Securities Purchase Agreement and the Stock Purchase Warrant constitute the valid and legally binding obligations of the Subsidiary Company and are enforceable against the Subsidiary Company in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and, with respect to the Securities Purchase Agreement, to limitations of public policy as they may apply to the indemnification provisions set forth in Section 8.4 thereof.

                  4.20 No Poison Pill. The Subsidiary Company represents that it does not have, and has no current intention to adopt, a stockholder rights plan ("poison pill").

                  Section 5. Representations, Warranties and Covenants of the Purchaser. The Purchaser represents and warrants to, and covenants with, the Parent Company and the Subsidiary Company that the following are true and correct as of the date hereof and as of the Closing Date.

                  5.1 Authority. The Purchaser's signatory has all right, power, authority and capacity to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Purchaser and will constitute the legal, valid and binding obligations of the Purchaser, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy as they may apply to the indemnification provisions set forth in Section 8.4 of this Agreement.

                  5.2 Investment Experience. Purchaser is an "accredited investor" as defined in Rule 501(a) under the Securities Act. Purchaser is aware of the Parent Company's and Subsidiary Company's business affairs and financial conditions and has had access to and has acquired sufficient information about the Parent Company and the Subsidiary Company, including the COES and CXI SEC Reports, to reach an informed and knowledgeable decision to acquire the COES Preferred Shares. Purchaser has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the purchase of the COES Preferred Shares and the acquisition of the COES Warrants.

                  5.3 Investment Intent. Without limiting its ability to resell the COES Preferred Shares and the COES Warrants and underlying CXI Common Stock pursuant to an effective registration statement, Purchaser represents that it is purchasing the COES Preferred Shares for investment purposes. Purchaser understands that its acquisition of the COES Preferred Shares and the COES Warrants has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein. Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the COES Preferred Shares or the COES Warrants except in compliance with the Securities Act and any applicable state securities laws, and the rules and regulations promulgated thereunder.

                  5.4 Registration or Exemption Requirements. Purchaser further acknowledges and understands that the COES Preferred Shares and the COES Warrants may not be resold or otherwise transferred except in a transaction registered under the Securities Act and any applicable state securities laws or unless an exemption from such registration is available. Purchaser understands that the certificate(s) evidencing the COES Preferred Shares and the COES Warrants will be imprinted with a legend, subject to Section 5.7 below, that prohibits the transfer thereof unless (i) they are registered or such registration is not required, and (ii) if the transfer is pursuant to an exemption from registration other than Rule 144 under the Securities Act and, if the Parent Company shall so request in writing, an opinion of counsel reasonably satisfactory to the Parent Company is obtained to the effect that the transaction is so exempt.

                  5.5 No Legal, Tax or Investment Advice. Purchaser understands that nothing in this Agreement or any other materials presented to Purchaser in connection with the purchase and sale of the COES Preferred Shares and the acquisition and issuance of the COES Warrants constitutes legal, tax or investment advice. Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the COES Preferred Shares and acquisition of the COES Warrants.

                  5.6 Purchaser Review. Purchaser hereby represents and warrants that the Purchaser has carefully examined the COES SEC Reports and CXI SEC Reports and the COES and CXI Financial Statements contained therein. The Purchaser acknowledges that the Parent Company and Subsidiary Company has made available to the Purchaser all documents and information that it has requested relating to the Parent Company and the Subsidiary Company and has provided answers to all of its questions concerning the Parent Company and the Subsidiary Company, the COES Preferred Shares and the COES Warrants. Nothing stated in the previous two sentences, however, shall be deemed to affect the representations and warranties of the Parent Company and the Subsidiary Company contained in this Agreement.

                  5.7 Legend. The certificate or certificates representing the Securities shall be subject to a legend restricting transfer under the Securities Act, such legend to be substantially as follows:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT WHICH, EXCEPT IN THE CASE OF AN EXEMPTION PURSUANT TO RULE 144 UNDER SAID ACT, IS CONFIRMED IN A LEGAL OPINION SATISFACTORY TO THE COMPANY."

The certificates shall also include any legends required by any applicable state securities laws.

                  The legend(s) endorsed on a stock certificate pursuant to this
Section 5.7 or on any certificate representing any of the Securities shall be removed and the Parent Company or the Subsidiary Company shall issue a replacement certificate without such legend to the holder of such certificate if the Securities represented by such certificate are registered under the Securities Act or if such holder provides to the Parent Company or the Subsidiary Company an opinion of counsel to the effect that a public sale, transfer or assignment of such Securities may be made without registration.

                  5.8 Restrictions on Conversion of Shares. Notwithstanding anything to the contrary contained herein, no COES Preferred Shares may be converted by a Holder to the extent that, after giving effect to the Conversion Shares issued pursuant to a Notice of Conversion, the total number of shares of CXI Common Stock deemed beneficially owned by such Holder (other than by virtue of the ownership of COES Preferred Shares or COES Warrants or ownership of other securities that have limitations on a Holder's rights to convert or exercise similar to those limitations set forth herein), together with all shares of CXI Common Stock deemed beneficially owned by Holder's "affiliates" (as defined in Rule 144 under the Securities Act) that would be aggregated for purposes of determining whether a group under Section 13(d) of the Exchange Act exists, would exceed 4.99% of the total issued and outstanding shares of CXI Common Stock, provided that each Holder shall have the right to waive this restriction, in whole or in part, immediately in case of a pending Change in Control Transaction and in any other case upon 61 days prior notice to the Parent Company and the Subsidiary Company. The delivery of a Notice of Conversion by any Holder shall be deemed a representation by such Holder it is in compliance with this Section 5.8. A transferee of COES Preferred Shares shall not be bound by this provision unless it expressly agrees to be so bound. The term "deemed beneficially owned" as used in this Section 5.8 shall exclude shares that might otherwise be deemed beneficially owned by reason of the convertibility of the COES Preferred Shares.

                  Section 6. Conditions to the Purchaser's Obligation to Purchase. The Parent Company and the Subsidiary Company understand that the Purchaser's obligation to purchase the COES Preferred Shares is conditioned upon:

                             (a)    Acceptance by Purchaser of this Agreement
for the sale of the COES Preferred Shares, as evidenced by the execution of this Agreement by its authorized officers;

                             (b)    Delivery of the COES Preferred Shares and
COES Warrants to Eilenberg & Zivian;

                             (c)(i) The delivery at the Closing of a certificate
from an authorized officer of the Parent Company certifying that all representations and warranties of the Parent Company are true and correct as of the Closing Date (in the form annexed hereto as Exhibit C1); (c)(ii) The delivery at the Closing of a certificate from an authorized officer of the Subsidiary Company certifying that all representations and warranties of the Subsidiary Company are true and correct as of the Closing Date (in the form annexed hereto as Exhibit C2); and

                             (d)    A filed Certificate of Designation.

                  Section 7. Conditions to Parent Company's Obligation to Sell. Purchaser understands that the Parent Company's obligation to sell the COES Preferred Shares is conditioned upon:

                             (a)    The receipt and acceptance by the Parent C
ompany of this Agreement to issue the COES Preferred Shares as evidenced by execution of this Agreement by the President or any Vice President of the Parent Company;

                             (b)    Delivery to the Company, the Finder and
Counsel for Parent by Purchaser of good funds as payment in full for the purchase of the COES Preferred Shares; and

                             (c)    The delivery at the Closing of a certificate
from an authorized officer or representative of Purchaser certifying that all representations and warranties of the Purchaser are true and correct as of the Closing Date (in the form annexed hereto as Exhibit C3).

                  Section 8. Registration of the Shares; Compliance with the Securities Act.

                  8.1        Definitions.  For the purpose of this Section 8:

                             (a)    the term "Registration Statement" shall mean
any registration statement required to be filed by Section 8.2 below, and shall include any preliminary prospectus, final prospectus, exhibit or amendment included in or relating to such registration statement; and

                             (b)    the term "untrue statement" shall include
any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  8.2 Registration Procedures and Expenses. The Parent Company shall cause the Subsidiary Company to, and the Subsidiary Company shall:

                             (a)    file with the SEC a registration statement
under the Securities Act on Form S-3, if the Subsidiary Company is eligible to file a registration statement under such form, to register the Conversion Shares and the Warrant Shares within thirty (30) days after the Closing Date and in sufficient time to have such registration effective ninety (90) days from the Closing Date; and if the Subsidiary Company is not eligible to file a registration statement under Form S-3, to file with the SEC a registration statement under the Securities Act on Form S-1 or any other form which is appropriate, to register the Conversion Shares and the Warrant Shares within sixty (60) days after the Closing Date and in sufficient time to have such registration effective one hundred and twenty (120) days from the Closing Date.

                             (b)    use its best efforts, subject to receipt of
necessary information from the Purchaser, to cause such Registration Statement to become effective as promptly after filing as practicable;

                             (c)    prepare and file with the SEC such
amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective until termination of such obligation as provided in Section
8.9 below;

                             (d)    furnish to the Purchaser with respect to the
CXI Common Stock registered on the Registration Statement (and to each underwriter, if any, of such CXI Common Stock) such number of copies of prospectuses in conformity with the requirements of the Securities Act and such other documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the CXI Common Stock by the Purchaser; provided, however, that the obligation of the Subsidiary Company to deliver copies of prospectuses to the Purchaser shall be subject to the receipt by the Subsidiary Company of reasonable assurances from the Purchaser that the Purchaser will comply with the applicable provisions of the Securities Act and of such other securities laws as may be applicable in connection with any use of such prospectuses;

                             (e)    file such documents as may be required of
the Subsidiary Company for normal securities law clearance for the resale of the Common Stock in which states of the United States as may be reasonably requested by the Purchaser; provided, however, that the Subsidiary Company shall not be required in connection with this paragraph (e) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

                             (f)    bear all expenses in connection with the
procedures in paragraphs (a) through (e) of this Section 8.2 and the registration of the CXI Common Stock on such Registration Statement and the satisfaction of the blue sky laws of such states, including the reasonable fees and expenses of legal counsel to the Purchaser in connection with the procedures in paragraph (a) through (e) of this Section 8.2, other than underwriting discounts and selling commissions or expenses required by law to be borne by Purchaser; and

                             (g)    in the event of the failure of Company to
procure registration of the CXI Common Stock underlying the COES Preferred Shares within ninety (90) days from the Closing Date if the Registration Statement is filed under Form S-3, or within one hundred (120) days from the Closing Date if the Registration Statement is filed under Form S-1 or any other appropriate forms, the Parent Company will pay Purchaser by wire transfer, as liquidated damages for such failure and not as a penalty, one (1%) percent of the Liquidation Preference (as defined below) of the COES Preferred Shares that have not been converted, for each month, or any part thereof, that the Registration Statement is not effective, or in the event of a Suspension (as defined in Section 8.7) after such date. If the Parent Company does not remit the damages to the Purchaser as set forth above, the Parent Company will pay the Purchaser reasonable costs of collection, including attorneys fees, in addition to the liquidated damages. Such payment shall be made to the Purchaser immediately if the registration of the Conversion Shares and Warrant Shares is not effected; provided, however, that the payment of such liquidated damages shall not relieve the Subsidiary Company from its obligations to register the Conversion Shares and Warrant Shares pursuant to this Section. The registration of the Conversion Shares and Warrant Shares pursuant to this provision shall not affect or limit Purchaser's other rights or remedies as set forth in this Agreement. The "Liquidation Preference" for a Share shall equal $100 (subject to adjustments for Reclassifications), plus all accrued and unpaid dividends (which shall accrue through the Conversion Date, Redemption Date or the date liquidated damages are paid, as applicable) and any then unpaid liquidated damages (interest on which shall accrue at a rate of 2% per month) arising under Sections 8.2(g), 10.2 or 10.6.

                  8.3 Underwriter. The Parent Company and the Subsidiary Company understand that the Purchaser disclaims being an "underwriter" (as such term is defined under the Securities Act and the rules and regulations promulgated thereunder (an "Underwriter")), but Purchaser being deemed an Underwriter shall not relieve the Parent Company and the Subsidiary Company of any obligation it has hereunder.

                  8.4 Indemnification.

                      (a) General Indemnification. The Parent Company and the Subsidiary Company together and the Purchaser agree to indemnify the other and to hold the other harmless from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys' fees) which the other may sustain or incur in connection with the breach by the indemnifying party of any representation, warranty or covenant made by it in this Agreement.

                      (b)   Indemnification for Registration Statement.

                            (i)    By Parent Company and Subsidiary Company. To
the extent permitted by law, the Parent Company and Subsidiary Company together will indemnify and hold harmless each Holder, the directors, if any, of such Holder, the officers, if any, of such Holder who sign the Registration Statement, each person, if any, who controls such Holder, any underwriter (as defined in the Securities Act) for the Holders and each person, if any, who controls any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, expenses or liabilities (joint or several) to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstance in which they are made, not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will reimburse the Holders and each such underwriter or controlling person, promptly as such expenses are incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability action or proceeding; provided, however, that the indemnity agreement contained in this Section 8.4(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Parent Company and the Subsidiary Company, which consents shall not be unreasonably withheld, nor shall the Parent Company and Subsidiary Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Holders or any such underwriter or controlling person, as the case may be. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holders or any such underwriter or controlling person and shall survive the transfer of the Securities by Holders.

                            (ii)    By Holders. To the extent permitted by law,
each Holder, severally and not jointly, will indemnify and hold harmless the Subsidiary Company, each of its directors, each of its officers who have signed the Registration Statement, each person, if any, who controls the Subsidiary Company within the meaning of the Securities Act or the Exchange Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such holder or underwriter, against any losses, claims, damages or liabilities (joint or several) to which any of them may become subject, under the Securities Act, the Exchange Act or other federal state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration, and such Holder will reimburse any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 8.4(b) shall not apply to amounts paid in settlement of such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder, which consent shall not be unreasonably withheld; and provided further, that the Holder shall be liable under this paragraph for only that amount of losses, claims, damages and liabilities as does not exceed the net proceeds to such Holder as a result of the sale of the Securities pursuant to such registration.

                      (c) Procedure for Indemnification. Promptly after receipt by an indemnified party under this Section 8.4 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 8.4, deliver to the indemnifying party a written notice of commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel for the indemnifying party, representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this
Section 8.4 only to the extent
prejudicial to its ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party other than under this Section 8.4. The indemnification required by this Section 8.4 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, promptly as such expense, loss, damage or liability is incurred.

                      (d) Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it otherwise would be liable under this Section 8.4 to the extent permitted by law, provided that (i) no contribution shall be made under the circumstances where the maker would not have been liable for indemnification under the fault standards set forth in this Section 8.4, (ii) no seller of the Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of the Securities who was not guilty of such fraudulent misrepresentation and (iii) contribution by any seller of the Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Securities.

                  8.5 Information Available. So long as any registration statement is effective covering the resale of the Conversion Shares or Warrant Shares, the Parent Company and the Subsidiary Company will each furnish to
Purchaser:

                      (a)   as soon as possible after available, one copy of
(i) each of its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles in the United States of America by a national firm of certified public accountants); (ii) if not included in substance in the Annual Report to Stockholders, each of its annual report on Form 10-K within 100 days after the end of each fiscal year of each Company, (iii) each of its Quarterly Reports to Stockholders, and its quarterly report on Form 10-Q within sixty (60) days, and
(iv) a full copy of the registration statement covering the Conversion Shares and Warrant Shares (the foregoing, in each case, excluding exhibits); and

                      (b) upon the reasonable request of Purchaser, such other information that is generally available to the public.

                  8.6 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Conversion Shares and the Warrant Shares to the public without registration, the Parent Company and the Subsidiary Company agrees to use its best efforts to:

                      (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date on which the Company becomes subject to the reporting requirements of the Securities Act or the Exchange Act;

                      (b) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

                      (c) to furnish to Purchaser forthwith upon request a written statement by the Parent Company or the Subsidiary Company as to its compliance with the reporting requirements of said Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Parent Company or the Subsidiary Company and other information in the possession of or reasonably obtainable by the Parent Company or the Subsidiary Company as Purchaser may reasonably request in availing itself of any rule or regulation of the SEC allowing Purchaser to sell any such Conversion Shares or Warrant Shares without registration.

                  8.7 Temporary Cessation of Offers and Sales by Purchaser. The Purchaser acknowledges that there may occasionally be times when the Subsidiary Company may be required to suspend the use of the prospectus forming part of the Registration Statement (a "Suspension") until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission, until the prospectus is supplemented or amended to comply with the Securities Act, or until such time as the Subsidiary Company has filed an appropriate report with the Commission pursuant to the Exchange Act. The Subsidiary Company agrees to file any necessary amendments, supplements and reports as soon as practicable under the circumstances. The Subsidiary Company agrees to use its best efforts to cause a Suspension to be lifted within 10 business days during which time Purchaser agrees that it will not sell any shares of Common Stock pursuant to such prospectus.

                  8.8 Transfer of Conversion Shares or Warrant Shares Stock After Registration. Purchaser hereby covenants with the Parent Company and the Subsidiary Company not to make any sale of the Conversion Shares or Warrant Shares except either (i) in accordance with the Registration Statement, in which case Purchaser covenants to comply with the requirement of delivering a current prospectus, (ii) in accordance with Rule 144, in which case Purchaser covenants to comply with Rule 144, or (iii) as otherwise permitted by applicable law.

                  8.9 Termination of Obligations. The obligations of the Parent Company and Subsidiary Company pursuant to Sections 8.2, 8.3 and 8.6 hereof shall cease and terminate upon the earlier to occur of (i) such time as all of the Conversion Shares or Warrant Shares have been re-sold, or (ii) such time as all of the Common Stock may be resold pursuant to Rule 144(k) under the Securities Act.

                  Section 9. Legal Fees and Expenses. Each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby.

                  Section 10.  Conversion; Liquidated Damages.

                  10.1 Restrictions on Conversion. Conversion of all the COES Preferred Shares may be made at the Conversion Price, the day following the date that the Registration Statement for the CXI Common Stock underlying the COES Preferred Stock and COES Warrants was declared effective by the SEC.

                  10.2 Notice of Conversion. Conversion of the COES Preferred Shares to CXI Common Stock may be exercised in whole or in part by Purchaser telecopying an executed and completed Notice of Conversion (in the form annexed hereto as Exhibit D) to counsel for the Parent Company, with a copy to the Parent Company and Subsidiary Company, and delivering the original Notice of Conversion and the certificate representing the COES Preferred Shares to counsel by hand or by express courier within three (3) business days of exercise. Each date on which a Notice of Conversion is telecopied to and received by the Parent Company in accordance with the provisions hereof shall be deemed a Conversion Date. The Subsidiary Company will reissue and transmit the certificates in the name of the Purchaser, or any other name as instructed by the Purchaser, representing the CXI Common Stock transferable upon conversion of all or any part of the COES Preferred Shares and COES Warrant Shares (and the Parent Company will transmit any certificates for replacement COES Preferred Shares not previously converted but included in the original certificate presented for conversion) to the Purchaser via express courier within three (3) business days after counsel for the Parent Company has received the original Notice of Conversion and the certificate representing the COES Preferred Shares being so converted. The Notice of Conversion and certificate representing the portion of the COES Preferred Shares converted shall be delivered as follows:

                           To counsel of Parent Company:

                           Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel 153 East 53rd Street
                           New York, NY 10022
                           Attn: Stephen A. Weiss, Esq.
                           Telephone: 212-801-9200
                           Facsimile: 212-223-7161

                           To the Parent Company:

                           Commodore Environmental Services, Inc.
                           150 East 58th Street
                           New York, NY 10155
                           Attn.: Bentley J. Blum
                           Telephone: 212-935-5400
                           Facsimile: 212-753-0731

                           To the Subsidiary Company:
                           Commodore Applied Technologies, Inc.
                           150 East 58th Street
                           New York, NY 10155
                           Attn.: Bentley J. Blum
                           Telephone: 212-935-5400
                           Facsimile: 212-753-0731


or to such other person at such other place as the Parent Company shall designate to the Purchaser in writing.

                  In the event that the COES Preferred Shares are not converted within three (3) business days of the Conversion Date, the Parent Company shall be liable to Purchaser for actual damages incurred from the fourth business day following the Conversion Date through the ninth business day following the Conversion Date for such failure (provided that Purchaser has delivered the original valid Notice of Conversion and the original certificate(s) representing the COES Preferred Shares to be converted, or an affidavit and indemnity agreement as to lost certificates reasonably satisfactory to the Company). In the event the COES Preferred Shares are not converted by the tenth (10th) business day following the Conversion Date, the Parent Company shall pay to the Purchaser, by wire transfer, as liquidated damages for such failure and not as a penalty, an amount in cash equal to one (1%) percent per day of the Liquidation Preference for the COES Preferred Shares to be converted which shall run from the tenth (10th) business day following the Conversion Date; provided, however, that actual damages and liquidated damages for a failure to deliver certificates of CXI Common Stock shall be determined in accordance with Section 10.6, if both of the following conditions are satisfied by the Parent Company: (i) the failure to deliver certificates of CXI Common Stock is the result of a lack of available shares of CXI Common Stock and (ii) the Parent Company commences, within ten
(10) business days after the initial Conversion Date to purchase or otherwise acquire the number of shares of CXI Common Stock which is sufficient to permit conversion of all COES Preferred Shares then outstanding at the Hypothetical Conversion Price (as hereinafter defined) then in effect.

                  10.3 Mandatory Conversion. The COES Preferred Shares are subject to mandatory conversion after five (5) years from the Closing Date, at which time all COES Preferred Shares will automatically be converted at the Conversion Price, upon the terms set forth in this section. Such five year period will be extended by the number of days during such period that (i) the Subsidiary Company's Common Stock has been Delisted and/or (ii) a Suspension has been in effect and by the number of days after the 90th day or the 120th day, whichever date is applicable as provided in Section 8.2(g) herein, that Registration Statement was not declared effective. Any particular day in which more than one of the foregoing condition events shall have been in effect shall only be counted once in determining the number of days by which to extend the five year period prior to mandatory conversion. In addition, mandatory conversion shall not occur for so long as certain default events specified in
Section 5(e) of the Certificate of Designation are continuing.

                  10.4 Reservation of CXI Common Stock Transferable Upon Conversion. The Parent Company shall at all times reserve and keep available out of its holdings of shares of CXI Common Stock, such number of shares of CXI Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding COES Preferred Shares and COES Warrants, the sufficiency of which shall be determined (in the case of the COES Preferred Shares) by using a Conversion Price (the "Hypothetical Conversion Price") derived from a hypothetical closing market price that is 75% of either (i) the actual Average Closing Bid Price on the Closing Date or (ii) the actual Average Closing Bid Price from time to time, whichever is lower, and in the case of the COES Warrants, by the exercise price thereof. The Parent Company hereby covenants and agrees that if at any time the Hypothetical Conversion Price falls to a level that would not enable all outstanding COES Preferred Shares to be fully converted and the outstanding COES Warrants to be fully exercised, the Parent Company will promptly purchase or otherwise acquire the number of shares of CXI Common Stock sufficient to permit the conversion of all COES Preferred Shares then outstanding at the Hypothetical Conversion Price then in effect and the exercise of all outstanding COES Warrants.

                  10.5 Liquidated Damages. In the event of a Delisting, a Cumulative Suspension or Insufficient CXI Common Stock (each a "Damage Event"), the Parent Company will pay to Purchaser (and to all other holders of the Shares), by wire transfer, as liquidated damages for such non-availability and not as a penalty, an amount in cash equal to 2% per month of the Liquidation Preference of only those COES Preferred Shares then eligible for conversion, without regard to Section 5.8, for the first two months after the occurrence of a Damage Event, and 3% per month for each month thereafter. Similar liquidated damages shall be paid with respect to any COES Preferred Shares not initially eligible for conversion when the Damage Event first occurred but which subsequently become eligible for conversion, without regard to Section 5.8, commencing in the first month that such COES Preferred Shares become eligible for such conversion. Such liquidated damages shall continue to accrue and shall be payable until the Damage Event has been cured, and, if not paid, interest thereon shall accrue at a rate of 2% per month. At the Purchaser's election, such liquidated damages may be paid in cash or may be added to the principal of the COES Preferred Shares for subsequent conversion purposes. Notwithstanding the foregoing, in the case of a Delisting, after six months from the date of such Delisting, the Parent Company shall have the option to force Purchaser to as promptly as possible convert (in increments of no less than $50,000) all or part of its COES Preferred Shares, subject to Purchaser being able to sell the underlying Conversion Shares, and simultaneously sell such Conversion Shares (where the conversion price therefor shall not be the Conversion Price but instead shall equal 85% of the Purchaser's sale price of the Conversion Shares, all as determined by Purchaser's actual trading records (to be provided to the Company). In no event may the Company force Purchaser to convert less than $50,000 of COES Preferred Shares at any one time.

                  Section 11.  Redemption By Parent Company.

                  11.1 Parent Company's Right to Redeem. The Parent Company shall have the right, at any time and from time to time, in its sole discretion, to redeem in whole or in part the COES Preferred Shares then outstanding, except that if the Purchaser or any Holder of the COES Preferred Shares has submitted a Notice of Conversion, the Parent Company shall not have the right to redeem the COES Preferred Shares which were submitted for conversion and the certificates representing Conversion Shares should be delivered promptly according to Section 10.2 herein. If the Parent Company elects to redeem some, but not all, of the COES Preferred Shares, the Parent Company shall redeem the COES Preferred Shares pro rata among the Holders of all the COES Preferred Shares then outstanding. The date of the Parent Company's redemption of COES Preferred Shares shall be referred to as the "Redemption Date."

                  11.2 Redemption Price. The redemption price per COES Preferred Share shall equal $125.

                  11.3 Mechanics of Redemption; Purchaser's Conversion Rights. The Parent Company shall effect each such redemption by giving notice of its election to redeem ("Redemption Notice"), by facsimile, by 5 P.M. New York City time on the Redemption Date and shall provide a copy of such redemption notice by overnight or 2-day courier, to Purchaser, all other Holders of COES Preferred Shares and the Parent Company's Transfer Agent. Such redemption notice shall indicate whether the Parent Company will redeem all or part of the COES Preferred Shares. Upon the giving of any such Redemption Notice, and until the earlier of either payment of the applicable redemption price or fifteen (15) business days after the Redemption Date (or later as provided in Section 6(d) below), the conversion rights in respect of the COES Preferred Shares and any other outstanding shares of COES Convertible Preferred Stock called for redemptions shall be suspended. Subject to the Parent Company's payment of the applicable redemption price, the accrual of dividends in connection with the shares of COES Convertible Preferred Stock called for redemption will suspend on the Redemption Date.

                  11.4 Payment of Redemption Price. Upon receipt of a Redemption Notice, Purchaser shall send its COES Preferred Shares being redeemed to the Parent Company or its Transfer Agent within three (3) business days of the receipt of such Redemption Notice, and the Parent Company shall pay the applicable redemption price within fifteen (15) business days of the Redemption Date (such fifteen (15) business day period shall be extended for each day the COES Preferred Shares being redeemed have not been delivered to the Parent or its Transfer Agent beyond the third (3rd) business day after receipt of the Redemption Notice). The Parent Company shall not be obligated to deliver the redemption price unless the COES Preferred Shares so redeemed are delivered to the Parent Company or its Transfer Agent, or, in the event one or more certificates have been lost, stolen, mutilated or destroyed, Purchaser delivers to the Parent Company a lost certificate affidavit reasonably satisfactory to Parent Company and its Transfer Agent.

                  11.5 Default of Parent Company's Redemption. If the Parent Company fails to pay the applicable redemption price to the Purchaser and/or other Holders of the COES Preferred Shares being redeemed by the Parent Company within fifteen (15) business days of the Redemption Date (such fifteen (15) business day period shall be extended for each day the COES Preferred Shares being redeemed have not been delivered to the Parent or its

Transfer Agent beyond the third (3rd) business day after receipt of the Redemption Notice), the Parent Company shall be deemed to have defaulted on their right to redeem such COES Preferred Shares. Such COES Preferred Shares shall thereafter become immediately convertible and the Conversion Price for such COES Preferred Shares shall be equal to 75% of the Average Closing Bid Price. The Conversion Price for such COES Preferred Shares shall not be subject to a floor.

                  11.6 Blackout Period. Notwithstanding the foregoing, the Parent Company may not either send out a redemption notice or effect a redemption during a Blackout Period (defined as a period during which the Parent Company's or the Subsidiary Company's officers or directors would not be entitled to buy or sell stock because of their holding of material non-public information). In the event the Parent Company initiates a redemption during a Blackout Period without having first made public material non-public information, the Parent Company or the Subsidiary Company shall disclose the non-public information that resulted in the Blackout Period, and no redemption shall be effected until at least 10 days after the Company or the Subsidiary Company shall have given the Holder written notice that the Blackout Period has been lifted.

                  Section 12. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first class registered or certified airmail, postage prepaid, or shall be sent by overnight courier or by facsimile, and shall be deemed given when received:

                        (a) if to the Parent Company, to

                            Commodore Environmental Services, Inc.
                            150 East 58th Street
                            New York, NY 10155
                            Attn.: Bentley J. Blum
                            Telephone: 212-935-5400
                            Facsimile: 212-753-0731

                            copy to:

                            Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel 153 East 53rd Street
                            New York, NY 10022
                            Attn: Stephen A. Weiss, Esq.
                            Telephone: 212-801-9200
                            Facsimile:  212-223-7161

or to such other person at such other place as the Parent Company shall designate to the Purchaser in writing;

                        (b) if to the Subsidiary Company:

                            Commodore Applied Technologies, Inc.
                            150 East 58th Street
                            New York, NY 10155
                            Attn.: Bentley J. Blum
                            Telephone: 212-935-5400
                            Facsimile: 212-753-0731

                            copy to:

                            Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel 153 East 53rd Street
                            New York, NY 10022
                            Attn: Stephen A. Weiss, Esq.
                            Telephone: 212-801-9200
                            Facsimile: 212-223-7161

or to such other person at such other place as the Subsidiary Company shall designate to the Purchaser in writing;

                        (c) if to the Purchaser, to

                            Okemo Partners Limited
                            85 Old Long Ridge Road, Suite A7
                            Stamford, CT 06903
                            Attn.: Dan Kaminer
                            Telephone: 203-329-6659
                            Facsimile: 203-329-6659

                            copy to:

                            Eilenberg & Zivian
                            666 Third Avenue, 30th Floor
                            New York, NY 10017
                            Attn.: Jeffrey D. Abbey, Esq.
                            Telephone: 212-986-2468
                            Facsimile: 212-986-2399

or at such other address or addresses as may have been furnished to the Parent Company and the Subsidiary Company in writing; or

                        (c) if to any transferee or transferees of a Purchaser, at such address or addresses as shall have been furnished to the Parent Company and the Subsidiary Company at the time of the transfer or transfers, or at such other address or addresses as may have been furnished by such transferee or transferees to the Parent Company and the Subsidiary Company in writing.

                  Section 13.  Miscellaneous.

                  13.1 Entire Agreement. This Agreement and the Exhibits hereto embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement or any kind not expressly set forth in this Agreement or the Exhibits hereto shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

                  13.2 Amendments. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Parent Company, the Subsidiary Company and by Purchaser.

                  13.3 Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

                  13.4 Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

                  13.5 Governing Law/Jurisdiction. This Agreement will be construed and enforced in accordance with and governed by the laws of the State of New York, except for matters arising under the Securities Act, without reference to principles of conflicts of law. Each of the parties consents to the jurisdiction of the courts of or located in the State of New York, specifically the Southern District of New York and/or the Supreme Court of the State of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. In addition, the parties agree that the party against whom such judgment was obtained will pay the legal fees of the party obtaining such judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

                  13.6 Recovery of Attorney's Fees. Should any party bring an action to enforce the terms of this Agreement then, if Purchaser prevails in such action it should be entitled to recovery of its attorney's fees from the Parent Company or the Subsidiary Company, and if the Parent Company or the Subsidiary Company prevails in such action it shall be entitled to recovery of its attorney's fees from the Purchaser.

                  13.7 Fees. Notwithstanding Section 13.6, the Parent Company and the Subsidiary Company acknowledge that Purchaser shall have no responsibility for the payment of any of its fees in connection with this offering.

                  13.8 Counterparts/Facsimile. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party. In lieu of the original, a facsimile transmission or copy of the original shall be as effective and enforceable as the original.

                  13.9 Publicity. The Purchaser shall not issue any press releases or otherwise make any public statement with respect to the transactions contemplated by this Agreement without the prior written consent of the Parent Company and the Subsidiary Company, except as may be required by applicable law or regulation.

                  13.10 Survival. The representations and warranties in this Agreement shall survive Closing.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized representatives the day and year first above written.


                                  COMMODORE ENVIRONMENTAL SERVICES, INC.


                                  By /s/ XXXXXXXXXXXXXXXXXXXXX
                                    -------------------------------------------
                                           Officer


                                  COMMODORE APPLIED TECHNOLOGIES, INC.


                                  By /s/ XXXXXXXXXXXXXXXXXXXXX
                                     ------------------------------------------
                                           Officer



                                  PURCHASER: OKEMO PARTNERS LIMITED


                                  By ___________________________________________
                                           Officer

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized representatives the day and year first above written.


                                  COMMODORE ENVIRONMENTAL SERVICES, INC.


                                  By
                                    -------------------------------------------
                                           Officer


                                  COMMODORE APPLIED TECHNOLOGIES, INC.


                                  By
                                     ------------------------------------------
                                           Officer



                                  PURCHASER: OKEMO PARTNERS LIMITED


                                  By /s/ XXXXXXXXXXXXXXXXXXXXX
                                    -------------------------------------------
                                           Officer

                                       33

                                                                       EXHIBIT A

                           CERTIFICATE OF DESIGNATION

                                                                       EXHIBIT B

                         FORM OF STOCK PURCHASE WARRANT

                                                                      EXHIBIT C1


                     COMMODORE ENVIRONMENTAL SERVICES, INC.

                             COMPLIANCE CERTIFICATE


         The undersigned, an executive officer of COMMODORE ENVIRONMENTAL SERVICES, INC., hereby certifies that the representations and warranties made by Commodore Environmental Services, Inc. in the 7% Preferred Stock Securities Purchase Agreement dated May 20, 1997 by and between Commodore Environmental Services, Inc., Commodore Applied Technologies, Inc. and Okemo Partners Limited were true and correct as of the date such representations and warranties were made and are true and correct in all material respects as of the date hereof with the same force and effect as through such representations and warranties had been made on and as of the date hereof.
                  IN WITNESS WHEREOF, the undersigned has signed this Certificate as of this 20th day of May 1997.

                                   COMMODORE ENVIRONMENTAL SERVICES, INC.


                                   By __________________________________________

                                   Name ________________________________________

                                   Title _______________________________________

                                                                      EXHIBIT C2


                      COMMODORE APPLIED TECHNOLOGIES, INC.

                             COMPLIANCE CERTIFICATE


                  The undersigned, an executive officer of COMMODORE APPLIED TECHNOLOGIES, INC., hereby certifies that the representations and warranties made by Commodore Applied Technologies, Inc. in the 7% Preferred Stock Securities Purchase Agreement dated May 20, 1997 by and between Commodore Environmental Services, Inc., Commodore Applied Technologies, Inc. and Okemo Partners Limited were true and correct as of the date such representations and warranties were made and are true and correct in all material respects as of the date hereof with the same force and effect as through such representations and warranties had been made on and as of the date hereof.
                  IN WITNESS WHEREOF, the undersigned has signed this Certificate as of this 20th day of May 1997.

                                   COMMODORE APPLIED TECHNOLOGIES, INC.



                                   By __________________________________________

                                   Name ________________________________________

                                   Title _______________________________________

                                                                      EXHIBIT C3


                                    PURCHASER

                             COMPLIANCE CERTIFICATE


                  The undersigned, _________, __________________________________
of OKEMO PARTNERS LIMITED ("Purchaser"), hereby certifies that the representations and warranties made by Purchaser in the 7% Preferred Stock Securities Purchase Agreement dated May 20, 1997 between Commodore Environmental Services, Inc., Commodore Applied Technologies, Inc. and Purchaser were true and correct as of the date such representations and warranties were made and are true and correct in all material respects as of the date hereof with the same force and effect as through such representations and warranties had been made on and as of the date hereof.
                  IN WITNESS WHEREOF, the undersigned has signed this Certificate as of this 20th day of May 1997.

                                   PURCHASER

                                   OKEMO PARTNERS LIMITED


                                   By __________________________________________

                                   Name ________________________________________

                                   Title _______________________________________

                                                                       EXHIBIT D

                              NOTICE OF CONVERSION
        (To be Executed by the Registered Holder in order to Convert the
                               7% Preferred Stock)

         The undersigned hereby irrevocably elects to convert ___________shares of COES Preferred Stock represented by above Certificate No. into shares of common stock of COMMODORE APPLIED TECHNOLOGIES, INC. (the "Subsidiary") according to the conditions hereof, as of the date written below.

         The undersigned represents and warrants that:

         All offers and sales by the undersigned of the shares of Common Stock issuable to the undersigned upon conversion of the COES Preferred Shares shall be made pursuant to an exemption from registration under the Act, or pursuant to registration of the Common Stock under the Securities Act of 1933, as amended.

         ________________________________       ________________________________
         Date of Conversion                     Applicable Conversion Price

         ________________________________       ________________________________
         Number of Shares of Common Stock       $ Amount of Conversion
         upon Conversion

         ________________________________       ________________________________
         Signature                              Name

         Address:                               Delivery of Shares to:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS SUBSCRIPTION AGREEMENT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

                               7% PREFERRED STOCK
                          SECURITIES PURCHASE AGREEMENT

                     COMMODORE ENVIRONMENTAL SERVICES, INC.
                                       AND
                      COMMODORE APPLIED TECHNOLOGIES, INC.


                  THIS AGREEMENT is made as of the 20th day of May, 1997, by and between COMMODORE ENVIRONMENTAL SERVICES, INC., traded on the "Pinksheets" under the symbol "COES" (the "Parent Company"), a corporation, with its principal office at 150 East 58th Street, New York, NY 10155, COMMODORE APPLIED TECHNOLOGIES INC., AMEX symbol "CXI" (the "Subsidiary Company"), a corporation, with its principal office at 150 East 58th Street, New York, NY 10155 and AMERICAN INVESTMENT GROUP OF NEW YORK, L.P. (the "Purchaser"), with its principal office at 85 Old Long Ridge Road, Suite A7, Stamford, CT 06903.

                  IN CONSIDERATION of the mutual covenants contained in this Agreement, the Parent Company, Subsidiary Company and the Purchaser agree as follows:


                 Section 1. Certain Definitions. For purposes of this Agreement:

                  "Change in Control Transaction" means the date the Parent Company or the Subsidiary Company (i) sells or otherwise conveys all or substantially all of its assets or (ii) effects a transaction (by merger or otherwise) in which more than 50% of the voting power of the Parent Company or the Subsidiary Company is disposed of, directly or indirectly, or if within any 12 month period there is a change of more than 50% of the members of the Parent Company's or the Subsidiary Company's Board of Directors, or if any other person, entity or group (as defined in Section 13(d) of the Exchange Act) and/or any of their affiliates or associates acquires in excess of 50% of the Common Stock.

                  "Closing Date" means the date agreed to by the parties for the delivery of the stock certificate against a wire transfer of the funds to the Parent Company.

                  "Closing" means the completion of the purchase and sale of the COES Preferred Shares on the Closing Date.

                  "COES Convertible Preferred Stock" means the 60,000 shares of Series D Preferred Stock of the Parent Company, $.01 par value, convertible into CXI Common Stock as hereinafter provided and which has the rights, preferences and privileges set forth in the Certificate of Designation attached hereto as Exhibit A (the "Certificate of Designation").

                  "COES Preferred Shares" means the shares of COES Convertible Preferred Stock purchased hereunder.

                  "Conversion Date" means the date on which the Purchaser has telecopied the Notice of Conversion to counsel for the Parent Company.

                  "Conversion Price" means an amount equal to a fifteen (15%) percent discount from the closing bid price of the CXI Common Stock as reported by Bloomberg, L.P. ("Bloomberg") averaged for the previous five (5) business days ending on the day before the Conversion Date (the "Average Closing Bid Price"); provided, however, if the average of the closing bid price of the CXI Common Stock, as reported by Bloomberg ("Floor Average"), for any consecutive thirty (30) days is equal or less than $2.00 (such thirtieth (30th) day shall be the "First Trigger Date"), the conversion price shall equal $2.00; if the Floor Average for any consecutive thirty (30) days beginning any day after the First Trigger Date is less than $2.00 ("Second Trigger Date"), the conversion price shall equal $1.90; if the Floor Average for any thirty (30) days beginning any day after the Second Trigger Date is less than $1.90 (the "Third Trigger Date"), the conversion price shall equal $1.80; if the Floor Average for any consecutive thirty (30) days beginning any day after the Third Trigger Date is less than $1.80 (the "Fourth Trigger Date"), the conversion price shall equal $1.70; if the Floor Average for any consecutive thirty (30) days beginning any day after the Fourth Trigger Date is less than $1.70 (the "Fifth Trigger Date"), the conversion price shall equal $1.60; if the Floor Average for any consecutive thirty (30) days beginning any day after the Fifth Trigger Date is less than $1.60, the conversion price shall equal $1.50. Subject to Section 11.5 herein, in no event shall the Conversion Price be lower than $1.50 per share of CXI Common Stock. If the CXI Common Stock is not traded on the American Stock Exchange, the Average Closing Bid Price shall be the average closing bid price (and if not available, the mean of the high and low prices) of the Common Stock on the over-the-counter-market or the principal national securities exchange or the Nasdaq National Market System or Nasdaq SmallCap Market System on which the CXI Common Stock is traded for the previous five (5) business days ending on the day before the Conversion Date.

                  The Conversion Price shall be equitably adjusted accordingly on a pro rata basis in the event of the happening of certain events that would affect the CXI Common Stock or COES Convertible Preferred Stock's value including, but not limited to, forward and reverse stock splits, issuance of stock dividends, subdivision of shares, combinations, reclassifications, or the like (collectively "Reclassifications"). An adjustment made pursuant to this section shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such an event.

                  "Convertible Date" means the date on which the COES Preferred Shares will become convertible, which is the day following the date that the Registration Statement for the shares of CXI Common Stock underlying the COES Preferred Stock and COES Warrants has been declared effective by the Securities and Exchange Commission ("SEC").

                  "Cumulative Suspension" means the date a Suspension (as defined in Section 8.7) has occurred and is continuing or the date that is the 15th day in the aggregate that more than one Suspension has occurred since the effective date of the Registration Statement.

                  "CXI Common Stock" means the underlying Common Stock of the Subsidiary Company, $.001 par value.

                  "Delisting" means the date the CXI Common Stock is delisted from AMEX and is not otherwise listed on the Nasdaq Stock Market or other national securities exchange.

                  "Holder" means a holder of COES Preferred Shares.

                  "Insufficient CXI Common Stock" means the date the number of shares of CXI Common Stock held by the Parent Company is not sufficient to effect the conversion of all outstanding COES Preferred Shares then eligible for conversion (whether or not the Holders have duly delivered Notices of Conversion).

                  "Purchase Price" means the aggregate purchase price of the COES Preferred Shares purchased.

                  Section 2.  Authorization and Sale of Shares.

                  2.1 Authorization. Subject to the terms and conditions of this Agreement, the Parent Company has authorized the sale and issuance of the COES Preferred Shares.

                  2.2 Agreement to Sell and Purchase the Shares. The Parent Company will sell and the Purchaser will buy, in reliance upon the representations and warranties of the Parent Company, Subsidiary Company and Purchaser contained in this Agreement, upon the terms and conditions hereinafter set forth, Thirty Thousand (30,000) COES Preferred Shares of COES Convertible Preferred Stock for an aggregate purchase price of Three Million Dollars ($3,000,000) for all such COES Preferred Shares based on U.S. $100 per share. The COES Preferred Shares shall pay a 7% cumulative dividend, payable in cash or CXI Common Stock at the Conversion Price, at the discretion of the Parent Company, at the time of each conversion. Such purchase and sale shall occur on the Closing Date. In addition, Parent Company will transfer to Purchaser, for no additional consideration, five-year warrants ("COES Warrants") to purchase ten
(10) shares of CXI Common Stock for each COES Preferred Share purchased, initially exercisable on the Convertible Date and for a period of five years thereafter, at an exercise price equal to 110% of the average closing bid prices of the CXI Common Stock, as reported by Bloomberg, over the 5-day trading period ending on the day prior to the Closing Date.

                  2.3 Subsidiary Company. Whereas the Purchaser is purchasing COES Preferred Shares from the Parent Company, and the Parent Company is transferring CXI

Common Stock to the Purchaser upon conversion of COES Preferred Shares and exercise of COES Warrants, the Parent Company hereby agrees to immediately remit 2.5% of the Purchase Price ($2.50 per COES Preferred Share which has a subscription price of $100 per COES Preferred Share) at the Closing to the Subsidiary Company, representing a portion of the $150,000 of aggregate consideration for the Subsidiary Company's agreement to perform its obligations as set forth in this Agreement and the Warrant Agreement, a form of which is attached hereto as Exhibit B.

                  2.4 Time and Place of Closing. The Closing shall be held at the offices of Eilenberg & Zivian, 666 Third Avenue, 30th Floor, New York, NY 10017 as promptly as practicable as agreed to by the parties to this Agreement, but no later than May 15, 1997 at which time either party may terminate this Agreement.

                  2.5 Payment and Delivery. At or prior to the Closing, the following shall occur:

                           (a)      Provided that Purchaser has been notified
by Eilenberg & Zivian that the Parent Company has delivered certificates representing the COES Preferred Shares and COES Warrants as provided in Section 2.5(b) below, Purchaser shall remit by wire transfer the Purchase Price as payment in full for the COES Preferred Shares as follows: 89% of the Purchase Price ($5,340,000) directly to the Parent Company, 9% of the Purchase Price ($540,000) directly to Avalon Research Group, Inc. (the "Finder"), and 2% of the Purchase Price ($120,000) directly to Stephen A. Weiss.

                           (b)      The Parent Company shall deliver or cause
to be delivered to Eilenberg & Zivian certificates representing the COES Preferred Shares and the COES Warrants, registered in the name of Purchaser (or any nominee designated by Purchaser at or prior to the Closing Date), free and clear of all liens, claims, charges and encumbrances. Purchaser shall receive such certificates from Eilenberg & Zivian, as applicable, after the Parent Company, Finder and Stephen A. Weiss have received the Purchase Price directly from Purchaser.

                           (c)      Wire instructions for the Parent Company
has been separately provided to the Purchaser's counsel.

                  Section 3. General Representations and Warranties of the Parent Company. The Parent Company hereby represents and warrants to, and covenants with, the Purchaser that the following are true and correct as of the date hereof and as of the Closing Date.

                  3.1 Organization; Qualification. The Parent Company is a corporation duly organized and validly existing under the laws of the State of Delaware and is in good standing under such laws. The Parent Company has all requisite corporate power and authority to own, lease and operate its properties and assets, and to carry on its business as presently conducted. The Parent Company is qualified to do business as a foreign corporation in each jurisdiction in which the ownership of its property or the nature of its business requires such qualification, except where failure to so qualify would not have a material adverse effect on the Parent Company.

                  3.2 Capitalization. The authorized capital stock of the Parent Company is as set forth in footnote 12 of the audited consolidated financial statements of the Parent Company set forth in its Form 10-K for the fiscal year ended December 31, 1996, a true copy of which has been supplied to Purchaser. 60,000 shares of the Parent Company's non-voting preferred stock has been designated Series D Preferred Stock, $.01 par value. The Series D Preferred Stock, when issued, shall be duly authorized and validly issued and are fully paid and nonassessable.

                  3.3 CXI Common Stock Transferable Upon Conversion of COES Preferred Shares or Exercise of COES Warrants. The Parent Company currently owns Fifteen Million (15,000,000) shares of CXI Common Stock, all of which have been duly authorized and validly issued and are fully paid and nonassessable. The Parent Company will reserve from its holdings of CXI Common Stock a sufficient number of shares of CXI Common Stock to permit the conversion in full of the outstanding COES Preferred Shares and the exercise in full of the COES Warrants. As of the Closing Date, the Parent Company had reserved sufficient shares of CXI Common Stock for transfer to Purchaser upon exercise of the COES Preferred Shares which are convertible, at Purchaser's option, at the Conversion Price, as per Section 10 of this Agreement, and upon exercise of the COES Warrants. If the Parent Company does not own sufficient shares of CXI Common Stock for transfer to the Purchaser upon conversion of COES Preferred Shares and/or exercise of COES Warrants, the Parent Company hereby agrees to promptly purchase or otherwise acquire the sufficient amount of shares of CXI Common Stock and transfer such shares to the Purchaser upon conversion of COES Preferred Shares and/or exercise of COES Warrants.

                  Except for the consent of National Securities Corporation, which has been obtained, the Parent Company has all requisite corporate right, power and authority to transfer the shares of CXI Common Stock in its holdings to Purchaser upon conversion of the COES Preferred Shares and exercise of the COES Warrants.

                  3.4 Authorization. The Parent Company has all requisite corporate right, power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Parent Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Parent Company, the authorization, sale, issuance and delivery of the COES Preferred Shares and the performance of the Parent Company's obligations hereunder has been taken. This Agreement has been duly executed and delivered by the Parent Company and constitutes a legal, valid and binding obligation of the Parent Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy as they may apply to the indemnification provisions set forth in Section 8.4 of this Agreement. Upon their issuance, transfer and delivery pursuant to this Agreement, the COES Preferred Shares, COES Warrants and shares of CXI Common Stock transferable upon conversion of the COES Preferred Shares (the "Conversion Shares") and exercise of the COES Warrants (the "Warrant Shares") (collectively, the "Securities") will be validly issued, fully paid and nonassessable and will be free of any liens or encumbrances; provided, however, that the COES Preferred Shares and COES Warrants are subject to restrictions on transfer under state and/or federal securities laws. The issuance and sale of the COES Preferred Shares and COES Warrants will not give rise to any preemptive right or right of first refusal or right of participation on behalf of any person. Upon registration of the Conversion Shares and the Warrant Shares pursuant to Section 8 of this Agreement, there shall be no restriction on the transferability thereof other than applicable prospectus delivery requirements.

                  3.5 No Conflict. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit, under, any provision of the Articles of Incorporation, and any amendments thereto, Bylaws, stockholders agreements and any amendments thereto of the Parent Company or any material mortgage, indenture, lease or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree statute, law, ordinance, rule or regulation applicable to the Parent Company, its properties or assets.

                  3.6 Accuracy of Reports and Information. The Parent Company is in full compliance, to the extent applicable, with all reporting obligations under Section 12(b), 12 (g) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  The Parent Company has filed all material required to be filed pursuant to all reporting obligations, under either Section 13(a) or 15(d) of the Exchange Act for a period of at least twelve (12) months immediately preceding the offer or sale of the COES Preferred Shares (or for such shorter period that the Parent Company has been required to file such material).

                  3.7 SEC Filings/Full Disclosure. None of the Parent Company's filings with the SEC since January 1, 1997 contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading. The Parent Company has, since January 1, 1997, timely filed all requisite forms, reports and exhibits thereto with the SEC. The Parent Company's Annual Report on Form 10-K for the year ended December 31, 1996, its Quarterly Reports for the periods ended March 31, 1997 and all Current Reports on Form 8-K filed by the Parent Company from January 1, 1996 to date are referred to as the "COES SEC Reports."

                  There is no fact known to the Parent Company (other than general economic conditions known to the public generally) that has not been disclosed in writing to the Purchaser which could reasonably be expected to have a material adverse effect on the condition (financial or otherwise) or in the earnings, business affairs, business prospects, properties or assets of the Parent Company, or (ii) could reasonably be expected to materially and adversely affect the ability of the Parent Company to perform its obligations pursuant to this Agreement.

                  3.8 Absence of Undisclosed Liabilities. The Parent Company has no material liabilities or obligations, absolute or contingent (individually or in the aggregate), except as set forth in the financial statements included in the COES SEC Reports (the "COES Financial Statements") or as incurred in the ordinary course of business after the date of the COES Financial Statements.

                  3.9 Governmental Consent, etc. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Parent Company is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the COES Preferred Shares, or the consummation of any other transaction contemplated hereby, except the filing with the SEC of a registration statement on Form S-3 or Form S-1 for the purpose of registering the CXI Common Stock underlying the COES Preferred Shares and the COES Warrants.

                  3.10 Intellectual Property Rights. Except as disclosed in the COES SEC Reports, the Parent Company has sufficient trademarks, trade names, patent rights, copyrights and licenses to conduct its business as contemplated therein. To the Parent Company's knowledge, neither the Parent Company nor its products is infringing or will infringe any trademark, trade name, patent right, copyright, license, trade secret or other similar right of others currently in existence; and there is no claim being made against the Parent Company regarding any trademark, trade name, patent, copyright, license, trade secret or other intellectual property right which could have a material adverse effect on the condition (financial or otherwise), business, results of operations or prospects of the Parent Company.

                  3.11 Material Contracts. Except as set forth in the COES SEC Reports, the agreements to which the Parent Company is a party described therein are valid agreements, in full force and effect, the Parent Company is not in material breach or material default (with or without notice or lapse of time, or both) under any of such agreements, and, to the Parent Company's knowledge, the other contracting party or parties thereto are not in material breach or material default (with or without notice or lapse of time, or both) under any of such agreements.

                  3.12 Litigation. There is no action, proceeding or investigation pending, or to the Parent Company's knowledge threatened, against the Parent Company which might result, either individually or in the aggregate, in any material adverse change in the business, prospects, conditions, affairs or operations of the Parent Company. The Parent Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Parent Company currently pending or which the Parent Company currently intends to initiate.

                  3.13 Title to Assets. Except as set forth in COES SEC Reports, the Parent Company has good and marketable title to all properties and material assets described therein as owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Parent Company.

                  3.14 Subsidiaries. The Parent Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, association or other business entity, except as stated in the COES SEC Reports.

                  3.15 Required Governmental Permits. The Parent Company is in possession of and operating in compliance with all authorizations, licenses, certificates, consents, orders and permits from state, federal and other regulatory authorities which are material to the conduct of its business, all of which are valid and in full force and effect.

                  3.16 Listing. The Parent Company will maintain the listing of its Common Stock on the "Pinksheets" or other organized, comparable United States market or quotation system; provided, however, that the sole remedy for Purchaser for breach of this representation shall be liquidated damages as provided in Section 10.6.

                  3.17 Other Outstanding Securities/Financing Restrictions. Except as set forth on the CXI SEC Reports (as defined herein), there are no other outstanding debt or equity securities presently convertible into shares of CXI Common Stock.

                  The Parent Company cannot, without the prior approval in writing from the Purchaser, obtain convertible debt or equity financing which is convertible into securities of the Subsidiary Company for a period of ninety
(90) days following the effective date of the Registration Statement (as defined herein); however, the Parent Company will not require prior approval if (a) at least 80% of the net proceeds of the financing is part of an acquisition by the Parent Company of control of another company or entity, (b) at least 80% of the net proceeds of the financing is a refinancing of the Parent Company's debt, or
(c) the financing is part of a public offering of the Parent Company's securities.

                  3.18 Right of Participation. In the event the Parent Company wishes to complete a financing similar in structure to the securities issued hereby within one hundred and eighty (180) days from the Closing Date, the Purchaser shall have the right to participate in such offering and shall have three (3) business days to reply in writing after receipt of written notice of such proposed financing from the Parent Company. In the event a writing is not received by the Parent Company from the Purchaser specifying the extent of the Purchaser's interest in so participating, this will be deemed a refusal by the Purchaser of such right to participate.

                  3.19 Legal Opinion. Purchaser shall, upon purchase of the COES Preferred Shares, receive an opinion letter from counsel to the Parent Company, and the Parent Company represents that it will immediately obtain such an opinion from counsel to the satisfaction of the Purchaser, to the effect that:

                           (a) The Parent Company is duly incorporated, validly existing and in good standing in the jurisdiction of its incorporation.

                           (b) There is no action, proceeding or investigation pending, or to such counsel's knowledge, threatened against the Parent Company which might result, either individually or in the aggregate, in any material adverse change in the business, prospects, conditions, affairs or operations of the Parent Company.

                           (c) The Parent Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

                           (d) There is no action, suit, proceeding or investigation by the Parent Company currently pending or, to such counsel's knowledge, which the Parent Company currently intends to initiate.

                           (e) All issued and outstanding shares of CXI Common Stock have been duly authorized and validly issued and are fully paid and nonassessable.

                           (f) This Securities Purchase Agreement and the Stock Purchase Warrant, the issuance of the COES Preferred Shares and COES Warrants and the transfer of the Conversion Shares and Warrant Shares have been duly approved by all required corporate action, the requisite consent of National Securities Corporation for the Parent Company to transfer the shares of CXI Common Stock in its holdings to the Purchaser upon conversion of the COES Preferred Shares and exercise of the COES Warrants has been duly obtained, and that all such Securities, upon delivery, shall be validly issued and outstanding, fully paid and nonassessable.

                           (g) The execution, delivery and performance of this Securities Purchase Agreement and the Stock Purchase Warrant by the Parent Company, and the consummation of the transactions contemplated thereby, will not, with or without the giving of notice or the passage of time or both:

                                    (i)     Violate the provisions of any law,
                                    rule or regulation which is material to the assets, properties or business of the Parent Company;

                                    (ii)    Violate the provisions of the
                                    charter or bylaws of the Parent Company; or

                                    (iii) To the best of counsel's knowledge, violate any judgment, decree, order or award of any court, governmental body or arbitrator.

                                    (iv)    To the best of counsel's knowledge,
                                    conflict with, or result in the breach or termination of any term or provision of, or constitute a default under, or cause any acceleration under, or cause the creation of any lien, charge or encumbrance upon the properties or assets of the Parent Company pursuant to, any note, bond, indenture, mortgage, lease, deed of trust or other instrument, obligation, or agreement to which the Parent Company is a party and which is material to Parent Company, or by which the Parent Company, or any of its material properties is or may be bound.

                           (h) This Securities Purchase Agreement and the Stock Purchase Warrant constitute the valid and legally binding obligations of the Parent Company and are enforceable against the Parent Company in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and, with respect to the Securities Purchase Agreement, to limitations of public policy as they may apply to the indemnification provisions set forth in Section 8.4 thereof.

                  3.20 Use of Proceeds. Except for payments aggregating $150,000 to the Subsidiary Company as provided herein, the Parent Company represents that the net proceeds from this offering will be used for general corporate purposes.

                  3.21 No Poison Pill. The Parent Company represents that it does not have, and has no current intention to adopt, a stockholder rights plan ("poison pill").

                  Section 4. General Representations and Warranties of the Subsidiary Company. The Subsidiary Company hereby represents and warrants to, and covenants with, the Purchaser that the following are true and correct as of the date hereof and as of the Closing Date.

                  4.1 Organization; Qualification. The Subsidiary Company is a corporation duly organized and validly existing under the laws of the State of Delaware and is in good standing under such laws. The Subsidiary Company has all requisite corporate power and authority to own, lease and operate its properties and assets, and to carry on its business as presently conducted. The Subsidiary Company is qualified to do business as a foreign corporation in each jurisdiction in which the ownership of its property or the nature of its business requires such qualification, except where failure to so qualify would not have a material adverse effect on the Subsidiary Company.

                  4.2 Capitalization. The authorized capital stock of the Subsidiary Company is as set forth in the CXI SEC Reports. All issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable.

                  4.3      CXI Common Stock Transferable Upon Conversion of
COES Preferred Shares or Exercise of COES Warrants. Except for the consent of National Securities Corporation, which has been obtained, the Subsidiary Company has all requisite corporate right, power and authority to transfer shares of CXI Common Stock owned by the Parent Company to the Purchaser upon conversion of the COES Preferred Shares and exercise of the COES Warrants.

                  4.4 Authorization. The Subsidiary Company has all requisite corporate right, power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Subsidiary Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Subsidiary Company, and the performance of the Subsidiary Company's obligations hereunder has been taken. This Agreement has been duly executed and delivered by the Subsidiary Company and constitutes a legal, valid and binding obligation of the Subsidiary Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy as they may apply to the indemnification provisions set forth in Section 8.4 of this Agreement. Upon their issuance, transfer and delivery pursuant to this Agreement, the Securities will have been validly issued, fully paid and nonassessable and will be free of any liens or encumbrances; provided, however, that the COES Preferred Shares and COES Warrants are subject to restrictions on transfer under state and/or federal securities laws. Upon registration of the Conversion Shares and the Warrant Shares pursuant to Section 8 of this Agreement, there shall be no restriction on the transferability thereof other than applicable prospectus delivery requirements.

                  4.5 No Conflict. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit, under, any provision of the Certificate of Incorporation, and any amendments thereto, Bylaws, stockholders agreements and any amendments thereto of the Subsidiary Company or any material mortgage, indenture, lease or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree statute, law, ordinance, rule or regulation applicable to the Subsidiary Company, its properties or assets.

                  4.6 Accuracy of Reports and Information. The Subsidiary Company is in full compliance, to the extent applicable, with all reporting obligations under Section 12(b), 12 (g) or 15(d), as applicable, of the Exchange Act. The Subsidiary Company has registered its Common Stock pursuant to Section 12 of the Exchange Act and the Common Stock is listed and trades on AMEX.

                  The Subsidiary Company has filed all material required to be filed pursuant to all reporting obligations, under either Section 13(a) or 15(d) of the Exchange Act for a period of at least twelve (12) months immediately preceding the offer or sale of the COES Preferred Shares (or for such shorter period that the Subsidiary Company has been required to file such material).

                  4.7 SEC Filings/Full Disclosure. None of the Subsidiary Company's filings with the SEC since January 1, 1997 contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading. The Subsidiary Company has, since January 1, 1997, timely filed all requisite forms, reports and exhibits thereto with the SEC. The Subsidiary Company's Prospectus declared effective by the SEC on June 28, 1996, the Annual Report on Form 10-K for the year ended December 31, 1996, its Quarterly Reports for the periods ended March 31, 1997 and all Current Reports on Form 8-K filed by the Subsidiary Company from January 1, 1996 to date are referred to as the "CXI SEC Reports."

                  There is no fact known to the Subsidiary Company (other than general economic conditions known to the public generally) that has not been disclosed in writing to the Purchaser which could reasonably be expected to have a material adverse effect on the condition (financial or otherwise) or in the earnings, business affairs, business prospects, properties or assets of the Subsidiary Company, or (ii) could reasonably be expected to materially and adversely affect the ability of the Subsidiary Company to perform its obligations pursuant to this Agreement.

                  4.8 Absence of Undisclosed Liabilities. The Subsidiary Company has no material liabilities or obligations, absolute or contingent (individually or in the aggregate), except as set forth in the financial statements included in the CXI SEC Reports (the "CXI Financial Statements") or as incurred in the ordinary course of business after the date of the CXI Financial Statements.

                  4.9 Governmental Consent, etc. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Subsidiary Company is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the COES Preferred Shares, or the consummation of any other transaction contemplated hereby, except the filing with the SEC of a registration statement on Form S-3 or S-1 for the purpose of registering the CXI Common Stock underlying the COES Preferred Shares and the COES Warrants.

                  4.10 Intellectual Property Rights. Except as disclosed in the CXI SEC Reports, the Subsidiary Company has sufficient trademarks, trade names, patent rights, copyrights and licenses to conduct its business as contemplated therein. To the Subsidiary Company's knowledge, neither the Subsidiary Company nor its products is infringing or will infringe any trademark, trade name, patent right, copyright, license, trade secret or other similar right of others currently in existence; and there is no claim being made against the Subsidiary Company regarding any trademark, trade name, patent, copyright, license, trade secret or other intellectual property right which could have a material adverse effect on the condition (financial or otherwise), business, results of operations or prospects of the Subsidiary Company.

                  4.11 Material Contracts. Except as set forth in the CXI SEC Reports, the agreements to which the Subsidiary Company is a party described therein are valid agreements, in full force and effect, the Subsidiary Company is not in material breach or material default (with or without notice or lapse of time, or both) under any of such agreements, and, to the Subsidiary Company's knowledge, the other contracting party or parties thereto are not in material breach or material default (with or without notice or lapse of time, or both) under any of such agreements.

                  4.12 Litigation. There is no action, proceeding or investigation pending, or to the Subsidiary Company's knowledge threatened, against the Subsidiary Company which might result, either individually or in the aggregate, in any material adverse change in the business, prospects, conditions, affairs or operations of the Subsidiary Company. The Subsidiary Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Subsidiary Company currently pending or which the Subsidiary Company currently intends to initiate.

                  4.13 Title to Assets. Except as set forth in CXI SEC Reports, the Subsidiary Company has good and marketable title to all properties and material assets described therein as owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Subsidiary Company.

                  4.14 Subsidiaries. The Subsidiary Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, association or other business entity, except as stated in the CXI SEC Reports.

                  4.15 Required Governmental Permits. The Subsidiary Company is in possession of and operating in compliance with all authorizations, licenses, certificates, consents, orders and permits from state, federal and other regulatory authorities which are material to the conduct of its business, all of which are valid and in full force and effect.

                  4.16 Listing. The Subsidiary Company will maintain the listing of its Common Stock on AMEX or other organized, comparable United States market or quotation system; provided, however, that the sole remedy for Purchaser for breach of this representation shall be liquidated damages as provided in Section 10.6.

                  4.17 Other Outstanding Securities/Financing Restrictions. Except as set forth in the CXI SEC Reports, there are no other outstanding debt or equity securities presently convertible into shares of CXI Common Stock. Except as set forth in the CXI SEC Reports, the Subsidiary Company has no outstanding restricted shares of Common Stock, or shares of Common Stock sold under Regulation S or Regulation D under the Securities Act of 1933, as amended (the "Securities Act") or outstanding under any other exemption from registration, which are available for sale as unrestricted ("free trading") stock.

                  The Subsidiary Company cannot, without the prior approval in writing from the Purchaser, obtain convertible debt or equity financing for a period of ninety (90) days following the effective date of the Registration Statement (as defined herein); however, the

Subsidiary Company will not require prior approval if (a) at least 80% of the net proceeds of the financing is part of an acquisition by the Subsidiary Company of control of another company or entity, (b) at least 80% of the net proceeds of the financing is a refinancing of the Subsidiary Company's debt, or
(c) the financing is part of a public offering of the Subsidiary Company's securities.

                  4.18 Right of Participation. In the event the Subsidiary Company wishes to complete a financing similar in structure to the securities issued hereby within one hundred and eighty (180) days from the Closing Date, the Purchaser shall have the right to participate in such offering and shall have three (3) business days to reply in writing after receipt of written notice of such proposed financing from the Subsidiary Company. In the event a writing is not received by the Subsidiary Company from the Purchaser specifying the extent of the Purchaser's interest in so participating, this will be deemed a refusal by the Purchaser of such right to participate.

                  4.19 Legal Opinion. Purchaser shall, upon purchase of the COES Preferred Shares, receive an opinion letter from counsel to the Subsidiary Company, and the Subsidiary Company represents that it will immediately obtain such an opinion from counsel to the satisfaction of the Purchaser, to the effect that:

                           (a) The Subsidiary Company is duly incorporated, validly existing and in good standing in the jurisdiction of its incorporation.

                           (b) There is no action, proceeding or investigation pending, or to such counsel's knowledge, threatened against the Subsidiary Company which might result, either individually or in the aggregate, in any material adverse change in the business, prospects, conditions, affairs or operations of the Subsidiary Company.

                           (c) The Subsidiary Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

                           (d) There is no action, suit, proceeding or investigation by the Company currently pending, to such counsel's knowledge, or which the Subsidiary Company currently intends to initiate.

                           (e) All issued and outstanding shares of CXI Common Stock have been duly authorized and validly issued and are fully paid and nonassessable.

                           (f) This Securities Purchase Agreement and the Stock Purchase Warrant, the issuance of the COES Preferred Shares and COES Warrants and the transfer of the Conversion Shares and Warrant Shares have been duly approved by all required corporate action, the requisite consent of National Securities Corporation for the Parent Company to transfer the shares of CXI Common Stock in its holdings to the Purchaser upon conversion of the COES Preferred Shares and exercise of the

         COES Warrants has been duly obtained, and that all such Securities, upon delivery, shall be validly issued and outstanding, fully paid and nonassessable.

                           (g) The execution, delivery and performance of this Securities Purchase Agreement and the Stock Purchase Warrant by the Subsidiary Company, and the consummation of the transactions contemplated thereby, will not, with or without the giving of notice or the passage of time or both:

                                    (i)     Violate the provisions of any law,
                                    rule or regulation which is material to the assets, properties or business of the Subsidiary Company;

                                    (ii)    Violate the provisions of the
                                    charter or bylaws of the Subsidiary Company;
                                    or

                                    (iii) To the best of counsel's knowledge, violate any judgment, decree, order or award of any court, governmental body or arbitrator.

                                    (iv) To the best of counsel's knowledge, conflict with, or result in the breach or termination of any term or provision of, or constitute a default under, or cause any acceleration under, or cause the creation of any lien, charge or encumbrance upon the properties or assets of the Subsidiary Company pursuant to, any note, bond, indenture, mortgage, lease, deed of trust or other instrument, obligation, or agreement to which the Subsidiary Company is a party and which is material to the Subsidiary Company or by which the Subsidiary Company, or any of its material properties is or may be bound.

                           (h) This Securities Purchase Agreement and the Stock Purchase Warrant constitute the valid and legally binding obligations of the Subsidiary Company and are enforceable against the Subsidiary Company in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and, with respect to the Securities Purchase Agreement, to limitations of public policy as they may apply to the indemnification provisions set forth in Section 8.4 thereof.

                  4.20 No Poison Pill. The Subsidiary Company represents that it does not have, and has no current intention to adopt, a stockholder rights plan ("poison pill").

                  Section 5. Representations, Warranties and Covenants of the Purchaser. The Purchaser represents and warrants to, and covenants with, the Parent Company and the Subsidiary Company that the following are true and correct as of the date hereof and as of the Closing Date.

                  5.1 Authority. The Purchaser's signatory has all right, power, authority and capacity to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Purchaser and will constitute the legal, valid and binding obligations of the Purchaser, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy as they may apply to the indemnification provisions set forth in Section 8.4 of this Agreement.

                  5.2 Investment Experience. Purchaser is an "accredited investor" as defined in Rule 501(a) under the Securities Act. Purchaser is aware of the Parent Company's and Subsidiary Company's business affairs and financial conditions and has had access to and has acquired sufficient information about the Parent Company and the Subsidiary Company, including the COES and CXI SEC Reports, to reach an informed and knowledgeable decision to acquire the COES Preferred Shares. Purchaser has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the purchase of the COES Preferred Shares and the acquisition of the COES Warrants.

                  5.3 Investment Intent. Without limiting its ability to resell the COES Preferred Shares and the COES Warrants and underlying CXI Common Stock pursuant to an effective registration statement, Purchaser represents that it is purchasing the COES Preferred Shares for investment purposes. Purchaser understands that its acquisition of the COES Preferred Shares and the COES Warrants has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein. Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the COES Preferred Shares or the COES Warrants except in compliance with the Securities Act and any applicable state securities laws, and the rules and regulations promulgated thereunder.

                  5.4 Registration or Exemption Requirements. Purchaser further acknowledges and understands that the COES Preferred Shares and the COES Warrants may not be resold or otherwise transferred except in a transaction registered under the Securities Act and any applicable state securities laws or unless an exemption from such registration is available. Purchaser understands that the certificate(s) evidencing the COES Preferred Shares and the COES Warrants will be imprinted with a legend, subject to Section 5.7 below, that prohibits the transfer thereof unless (i) they are registered or such registration is not required, and (ii) if the transfer is pursuant to an exemption from registration other than Rule 144 under the Securities Act and, if the Parent Company shall so request in writing, an opinion of counsel reasonably satisfactory to the Parent Company is obtained to the effect that the transaction is so exempt.

                  5.5 No Legal, Tax or Investment Advice. Purchaser understands that nothing in this Agreement or any other materials presented to Purchaser in connection with the purchase and sale of the COES Preferred Shares and the acquisition and issuance of the COES Warrants constitutes legal, tax or investment advice. Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the COES Preferred Shares and acquisition of the COES Warrants.

                  5.6 Purchaser Review. Purchaser hereby represents and warrants that the Purchaser has carefully examined the COES SEC Reports and CXI SEC Reports and the COES and CXI Financial Statements contained therein. The Purchaser acknowledges that the Parent Company and Subsidiary Company has made available to the Purchaser all documents and information that it has requested relating to the Parent Company and the Subsidiary Company and has provided answers to all of its questions concerning the Parent Company and the Subsidiary Company, the COES Preferred Shares and the COES Warrants. Nothing stated in the previous two sentences, however, shall be deemed to affect the representations and warranties of the Parent Company and the Subsidiary Company contained in this Agreement.

                  5.7 Legend. The certificate or certificates representing the Securities shall be subject to a legend restricting transfer under the Securities Act, such legend to be substantially as follows:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT WHICH, EXCEPT IN THE CASE OF AN EXEMPTION PURSUANT TO RULE 144 UNDER SAID ACT, IS CONFIRMED IN A LEGAL OPINION SATISFACTORY TO THE COMPANY."

The certificates shall also include any legends required by any applicable state securities laws.

                  The legend(s) endorsed on a stock certificate pursuant to this
Section 5.7 or on any certificate representing any of the Securities shall be removed and the Parent Company or the Subsidiary Company shall issue a replacement certificate without such legend to the holder of such certificate if the Securities represented by such certificate are registered under the Securities Act or if such holder provides to the Parent Company or the Subsidiary Company an opinion of counsel to the effect that a public sale, transfer or assignment of such Securities may be made without registration.

                  5.8 Restrictions on Conversion of Shares. Notwithstanding anything to the contrary contained herein, no COES Preferred Shares may be converted by a Holder to the extent that, after giving effect to the Conversion Shares issued pursuant to a Notice of Conversion, the total number of shares of CXI Common Stock deemed beneficially owned by such Holder (other than by virtue of the ownership of COES Preferred Shares or COES Warrants or ownership of other securities that have limitations on a Holder's rights to convert or exercise similar to those limitations set forth herein), together with all shares of CXI Common Stock deemed beneficially owned by Holder's "affiliates" (as defined in Rule 144 under the Securities Act) that would be aggregated for purposes of determining whether a group under Section 13(d) of the Exchange Act exists, would exceed 4.99% of the total issued and outstanding shares of CXI Common Stock, provided that each Holder shall have the right to waive this restriction, in whole or in part, immediately in case of a pending Change in Control Transaction and in any other case upon 61 days prior notice to the Parent Company and the Subsidiary Company. The delivery of a Notice of Conversion by any Holder shall be deemed a representation by such Holder it is in compliance with this Section 5.8. A transferee of COES Preferred Shares shall not be bound by this provision unless it expressly agrees to be so bound. The term "deemed beneficially owned" as used in this Section 5.8 shall exclude shares that might otherwise be deemed beneficially owned by reason of the convertibility of the COES Preferred Shares.

                  Section 6. Conditions to the Purchaser's Obligation to Purchase. The Parent Company and the Subsidiary Company understand that the Purchaser's obligation to purchase the COES Preferred Shares is conditioned upon:

                           (a)      Acceptance by Purchaser of this Agreement
for the sale of the COES Preferred Shares, as evidenced by the execution of this Agreement by its authorized officers;

                           (b)      Delivery of the COES Preferred Shares and
COES Warrants to Eilenberg & Zivian;

                           (c)(i)   The delivery at the Closing of a certificate
from an authorized officer of the Parent Company certifying that all representations and warranties of the Parent Company are true and correct as of the Closing Date (in the form annexed hereto as Exhibit C1);

                           (c)(ii)  The delivery at the Closing of a certificate
from an authorized officer of the Subsidiary Company certifying that all representations and warranties of the Subsidiary Company are true and correct as of the Closing Date (in the form annexed hereto as Exhibit C2); and

                           (d)      A filed Certificate of Designation.

                  Section 7. Conditions to Parent Company's Obligation to Sell. Purchaser understands that the Parent Company's obligation to sell the COES Preferred Shares is conditioned upon:

                           (a)      The receipt and acceptance by the Parent
Company of this Agreement to issue the COES Preferred Shares as evidenced by execution of this Agreement by the President or any Vice President of the Parent Company;

                           (b)      Delivery to the Company, the Finder and
Counsel for Parent by Purchaser of good funds as payment in full for the purchase of the COES Preferred Shares; and

                           (c)      The delivery at the Closing of a certificate
from an authorized officer or representative of Purchaser certifying that all representations and warranties of the Purchaser are true and correct as of the Closing Date (in the form annexed hereto as Exhibit C3).

                  Section 8. Registration of the Shares; Compliance with the Securities Act.

                  8.1      Definitions.  For the purpose of this Section 8:

                           (a)      the term "Registration Statement" shall mean
any registration statement required to be filed by Section 8.2 below, and shall include any preliminary prospectus, final prospectus, exhibit or amendment included in or relating to such registration statement; and

                           (b)      the term "untrue statement" shall include
any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  8.2 Registration Procedures and Expenses. The Parent Company shall cause the Subsidiary Company to, and the Subsidiary Company shall:

                           (a)      file with the SEC a registration statement
under the Securities Act on Form S-3, if the Subsidiary Company is eligible to file a registration statement under such form, to register the Conversion Shares and the Warrant Shares within thirty (30) days after the Closing Date and in sufficient time to have such registration effective ninety (90) days from the Closing Date; and if the Subsidiary Company is not eligible to file a registration statement under Form S-3, to file with the SEC a registration statement under the Securities Act on Form S-1 or any other form which is appropriate, to register the Conversion Shares and the Warrant Shares within sixty (60) days after the Closing Date and in sufficient time to have such registration effective one hundred and twenty (120) days from the Closing Date.

                           (b)      use its best efforts, subject to receipt of
necessary information from the Purchaser, to cause such Registration Statement to become effective as promptly after filing as practicable;

                           (c)      prepare and file with the SEC such
amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective until termination of such obligation as provided in Section
8.9 below;

                           (d)      furnish to the Purchaser with respect to
the CXI Common Stock registered on the Registration Statement (and to each underwriter, if any, of such CXI Common Stock) such number of copies of prospectuses in conformity with the requirements of the Securities Act and such other documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the CXI Common Stock by the Purchaser; provided, however, that the obligation of the Subsidiary Company to deliver copies of prospectuses to the Purchaser shall be subject to the receipt by the Subsidiary Company of reasonable assurances from the Purchaser that the Purchaser will comply with the applicable provisions of the Securities Act and of such other securities laws as may be applicable in connection with any use of such prospectuses;

                           (e)      file such documents as may be required of
the Subsidiary Company for normal securities law clearance for the resale of the Common Stock in which states of the United States as may be reasonably requested by the Purchaser; provided, however, that the Subsidiary Company shall not be required in connection with this paragraph (e) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

                           (f)      bear all expenses in connection with the
procedures in paragraphs (a) through (e) of this Section 8.2 and the registration of the CXI Common Stock on such Registration Statement and the satisfaction of the blue sky laws of such states, including the reasonable fees and expenses of legal counsel to the Purchaser in connection with the procedures in paragraph (a) through (e) of this Section 8.2, other than underwriting discounts and selling commissions or expenses required by law to be borne by Purchaser; and

                           (g)      in the event of the failure of Company to
procure registration of the CXI Common Stock underlying the COES Preferred Shares within ninety (90) days from the Closing Date if the Registration Statement is filed under Form S-3, or within one hundred (120) days from the Closing Date if the Registration Statement is filed under Form S-1 or any other appropriate forms, the Parent Company will pay Purchaser by wire transfer, as liquidated damages for such failure and not as a penalty, one (1%) percent of the Liquidation Preference (as defined below) of the COES Preferred Shares that have not been converted, for each month, or any part thereof, that the Registration Statement is not effective, or in the event of a Suspension (as defined in Section 8.7) after such date. If the Parent Company does not remit the damages to the Purchaser as set forth above, the Parent Company will pay the Purchaser reasonable costs of collection, including attorneys fees, in addition to the liquidated damages. Such payment shall be made to the Purchaser immediately if the registration of the Conversion Shares and Warrant Shares is not effected; provided, however, that the payment of such liquidated damages shall not relieve the Subsidiary Company from its obligations to register the Conversion Shares and Warrant Shares pursuant to this Section. The registration of the Conversion Shares and Warrant Shares pursuant to this provision shall not affect or limit Purchaser's other rights or remedies as set forth in this Agreement. The "Liquidation Preference" for a Share shall equal $100 (subject to adjustments for Reclassifications), plus all accrued and unpaid dividends (which shall accrue through the Conversion Date, Redemption Date or the date liquidated damages are paid, as applicable) and any then unpaid liquidated damages (interest on which shall accrue at a rate of 2% per month) arising under Sections 8.2(g), 10.2 or 10.6.

                  8.3 Underwriter. The Parent Company and the Subsidiary Company understand that the Purchaser disclaims being an "underwriter" (as such term is defined under the Securities Act and the rules and regulations promulgated thereunder (an "Underwriter")), but Purchaser being deemed an Underwriter shall not relieve the Parent Company and the Subsidiary Company of any obligation it has hereunder.

                  8.4      Indemnification.

                           (a)      General Indemnification.  The Parent
Company and the Subsidiary Company together and the Purchaser agree to indemnify the other and to hold the other harmless from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys' fees) which the other may sustain or incur in connection with the breach by the indemnifying party of any representation, warranty or covenant made by it in this Agreement.

                           (b)      Indemnification for Registration Statement.

                                    (i)  By Parent Company and Subsidiary
Company. To the extent permitted by law, the Parent Company and Subsidiary Company together will indemnify and hold harmless each Holder, the directors, if any, of such Holder, the officers, if any, of such Holder who sign the Registration Statement, each person, if any, who controls such Holder, any underwriter (as defined in the Securities Act) for the Holders and each person, if any, who controls any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, expenses or liabilities (joint or several) to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstance in which they are made, not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will reimburse the Holders and each such underwriter or controlling person, promptly as such expenses are incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability action or proceeding; provided, however, that the indemnity agreement contained in this Section 8.4(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Parent Company and the Subsidiary Company, which consents shall not be unreasonably withheld, nor shall the Parent Company and Subsidiary Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Holders or any such underwriter or controlling person, as the case may be. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holders or any such underwriter or controlling person and shall survive the transfer of the Securities by Holders.

                                    (ii)  By Holders.  To the extent permitted
by law, each Holder, severally and not jointly, will indemnify and hold harmless the Subsidiary Company, each of its directors, each of its officers who have signed the Registration Statement, each person, if any, who controls the Subsidiary Company within the meaning of the Securities Act or the Exchange Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such holder or underwriter, against any losses, claims, damages or liabilities (joint or several) to which any of them may become subject, under the Securities Act, the Exchange Act or other federal state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration, and such Holder will reimburse any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 8.4(b) shall not apply to amounts paid in settlement of such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder, which consent shall not be unreasonably withheld; and provided further, that the Holder shall be liable under this paragraph for only that amount of losses, claims, damages and liabilities as does not exceed the net proceeds to such Holder as a result of the sale of the Securities pursuant to such registration.

                           (c)      Procedure for Indemnification.  Promptly
after receipt by an indemnified party under this Section 8.4 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 8.4, deliver to the indemnifying party a written notice of commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel for the indemnifying party, representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this
Section 8.4 only to the extent
prejudicial to its ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party other than under this Section 8.4. The indemnification required by this Section 8.4 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, promptly as such expense, loss, damage or liability is incurred.

                           (d)      Contribution.  To the extent any
indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it otherwise would be liable under this Section 8.4 to the extent permitted by law, provided that (i) no contribution shall be made under the circumstances where the maker would not have been liable for indemnification under the fault standards set forth in this Section 8.4, (ii) no seller of the Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of the Securities who was not guilty of such fraudulent misrepresentation and
(iii) contribution by any seller of the Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Securities.

                  8.5 Information Available. So long as any registration statement is effective covering the resale of the Conversion Shares or Warrant Shares, the Parent Company and the Subsidiary Company will each furnish to
Purchaser:

                           (a)      as soon as possible after available, one
copy of (i) each of its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles in the United States of America by a national firm of certified public accountants); (ii) if not included in substance in the Annual Report to Stockholders, each of its annual report on Form 10-K within 100 days after the end of each fiscal year of each Company, (iii) each of its Quarterly Reports to Stockholders, and its quarterly report on Form 10-Q within sixty (60) days, and (iv) a full copy of the registration statement covering the Conversion Shares and Warrant Shares (the foregoing, in each case, excluding exhibits); and

                           (b)      upon the reasonable request of Purchaser,
such other information that is generally available to the public.

                  8.6 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Conversion Shares and the Warrant Shares to the public without registration, the Parent Company and the Subsidiary Company agrees to use its best efforts to:

                           (a)      make and keep public information available,
as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date on which the Company becomes subject to the reporting requirements of the Securities Act or the Exchange Act;

                           (b)      use its best efforts to file with the SEC
in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

                           (c)      to furnish to Purchaser forthwith upon
request a written statement by the Parent Company or the Subsidiary Company as to its compliance with the reporting requirements of said Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Parent Company or the Subsidiary Company and other information in the possession of or reasonably obtainable by the Parent Company or the Subsidiary Company as Purchaser may reasonably request in availing itself of any rule or regulation of the SEC allowing Purchaser to sell any such Conversion Shares or Warrant Shares without registration.

                  8.7 Temporary Cessation of Offers and Sales by Purchaser. The Purchaser acknowledges that there may occasionally be times when the Subsidiary Company may be required to suspend the use of the prospectus forming part of the Registration Statement (a "Suspension") until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission, until the prospectus is supplemented or amended to comply with the Securities Act, or until such time as the Subsidiary Company has filed an appropriate report with the Commission pursuant to the Exchange Act. The Subsidiary Company agrees to file any necessary amendments, supplements and reports as soon as practicable under the circumstances. The Subsidiary Company agrees to use its best efforts to cause a Suspension to be lifted within 10 business days during which time Purchaser agrees that it will not sell any shares of Common Stock pursuant to such prospectus.

                  8.8 Transfer of Conversion Shares or Warrant Shares Stock After Registration. Purchaser hereby covenants with the Parent Company and the Subsidiary Company not to make any sale of the Conversion Shares or Warrant Shares except either (i) in accordance with the Registration Statement, in which case Purchaser covenants to comply with the requirement of delivering a current prospectus, (ii) in accordance with Rule 144, in which case Purchaser covenants to comply with Rule 144, or (iii) as otherwise permitted by applicable law.

                  8.9 Termination of Obligations. The obligations of the Parent Company and Subsidiary Company pursuant to Sections 8.2, 8.3 and 8.6 hereof shall cease and terminate upon the earlier to occur of (i) such time as all of the Conversion Shares or Warrant Shares have been re-sold, or (ii) such time as all of the Common Stock may be resold pursuant to Rule 144(k) under the Securities Act.

                  Section 9. Legal Fees and Expenses. Each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby.

                  Section 10.  Conversion; Liquidated Damages.

                  10.1 Restrictions on Conversion. Conversion of all the COES Preferred Shares may be made at the Conversion Price, the day following the date that the Registration Statement for the CXI Common Stock underlying the COES Preferred Stock and COES Warrants was declared effective by the SEC.

                  10.2 Notice of Conversion. Conversion of the COES Preferred Shares to CXI Common Stock may be exercised in whole or in part by Purchaser telecopying an executed and completed Notice of Conversion (in the form annexed hereto as Exhibit D) to counsel for the Parent Company, with a copy to the Parent Company and Subsidiary Company, and delivering the original Notice of Conversion and the certificate representing the COES Preferred Shares to counsel by hand or by express courier within three (3) business days of exercise. Each date on which a Notice of Conversion is telecopied to and received by the Parent Company in accordance with the provisions hereof shall be deemed a Conversion Date. The Subsidiary Company will reissue and transmit the certificates in the name of the Purchaser, or any other name as instructed by the Purchaser, representing the CXI Common Stock transferable upon conversion of all or any part of the COES Preferred Shares and COES Warrant Shares (and the Parent Company will transmit any certificates for replacement COES Preferred Shares not previously converted but included in the original certificate presented for conversion) to the Purchaser via express courier within three (3) business days after counsel for the Parent Company has received the original Notice of Conversion and the certificate representing the COES Preferred Shares being so converted. The Notice of Conversion and certificate representing the portion of the COES Preferred Shares converted shall be delivered as follows:

                           To counsel of Parent Company:

                           Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel 153 East 53rd Street
                           New York, NY 10022
                           Attn: Stephen A. Weiss, Esq.
                           Telephone: 212-801-9200
                           Facsimile: 212-223-7161

                           To the Parent Company:

                           Commodore Environmental Services, Inc.
                           150 East 58th Street
                           New York, NY 10155
                           Attn.: Bentley J. Blum
                           Telephone: 212-935-5400
                           Facsimile: 212-753-0731

                           To the Subsidiary Company:

                           Commodore Applied Technologies, Inc.
                           150 East 58th Street
                           New York, NY 10155
                           Attn.: Bentley J. Blum
                           Telephone: 212-935-5400
                           Facsimile: 212-753-0731


or to such other person at such other place as the Parent Company shall designate to the Purchaser in writing.

                  In the event that the COES Preferred Shares are not converted within three (3) business days of the Conversion Date, the Parent Company shall be liable to Purchaser for actual damages incurred from the fourth business day following the Conversion Date through the ninth business day following the Conversion Date for such failure (provided that Purchaser has delivered the original valid Notice of Conversion and the original certificate(s) representing the COES Preferred Shares to be converted, or an affidavit and indemnity agreement as to lost certificates reasonably satisfactory to the Company). In the event the COES Preferred Shares are not converted by the tenth (10th) business day following the Conversion Date, the Parent Company shall pay to the Purchaser, by wire transfer, as liquidated damages for such failure and not as a penalty, an amount in cash equal to one (1%) percent per day of the Liquidation Preference for the COES Preferred Shares to be converted which shall run from the tenth (10th) business day following the Conversion Date; provided, however, that actual damages and liquidated damages for a failure to deliver certificates of CXI Common Stock shall be determined in accordance with Section 10.6, if both of the following conditions are satisfied by the Parent Company: (i) the failure to deliver certificates of CXI Common Stock is the result of a lack of available shares of CXI Common Stock and (ii) the Parent Company commences, within ten
(10) business days after the initial Conversion Date to purchase or otherwise acquire the number of shares of CXI Common Stock which is sufficient to permit conversion of all COES Preferred Shares then outstanding at the Hypothetical Conversion Price (as hereinafter defined) then in effect.

                  10.3 Mandatory Conversion. The COES Preferred Shares are subject to mandatory conversion after five (5) years from the Closing Date, at which time all COES Preferred Shares will automatically be converted at the Conversion Price, upon the terms set forth in this section. Such five year period will be extended by the number of days during such period that (i) the Subsidiary Company's Common Stock has been Delisted and/or (ii) a Suspension has been in effect and by the number of days after the 90th day or the 120th day, whichever date is applicable as provided in Section 8.2(g) herein, that Registration Statement was not declared effective. Any particular day in which more than one of the foregoing condition events shall have been in effect shall only be counted once in determining the number of days by which to extend the five year period prior to mandatory conversion. In addition, mandatory conversion shall not occur for so long as certain default events specified in
Section 5(e) of the Certificate of Designation are continuing.

                  10.4 Reservation of CXI Common Stock Transferable Upon Conversion. The Parent Company shall at all times reserve and keep available out of its holdings of shares of CXI Common Stock, such number of shares of CXI Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding COES Preferred Shares and COES Warrants, the sufficiency of which shall be determined (in the case of the COES Preferred Shares) by using a Conversion Price (the "Hypothetical Conversion Price") derived from a hypothetical closing market price that is 75% of either (i) the actual Average Closing Bid Price on the Closing Date or (ii) the actual Average Closing Bid Price from time to time, whichever is lower, and in the case of the COES Warrants, by the exercise price thereof. The Parent Company hereby covenants and agrees that if at any time the Hypothetical Conversion Price falls to a level that would not enable all outstanding COES Preferred Shares to be fully converted and the outstanding COES Warrants to be fully exercised, the Parent Company will promptly purchase or otherwise acquire the number of shares of CXI Common Stock sufficient to permit the conversion of all COES Preferred Shares then outstanding at the Hypothetical Conversion Price then in effect and the exercise of all outstanding COES Warrants.

                  10.5 Liquidated Damages. In the event of a Delisting, a Cumulative Suspension or Insufficient CXI Common Stock (each a "Damage Event"), the Parent Company will pay to Purchaser (and to all other holders of the Shares), by wire transfer, as liquidated damages for such non-availability and not as a penalty, an amount in cash equal to 2% per month of the Liquidation Preference of only those COES Preferred Shares then eligible for conversion, without regard to Section 5.8, for the first two months after the occurrence of a Damage Event, and 3% per month for each month thereafter. Similar liquidated damages shall be paid with respect to any COES Preferred Shares not initially eligible for conversion when the Damage Event first occurred but which subsequently become eligible for conversion, without regard to Section 5.8, commencing in the first month that such COES Preferred Shares become eligible for such conversion. Such liquidated damages shall continue to accrue and shall be payable until the Damage Event has been cured, and, if not paid, interest thereon shall accrue at a rate of 2% per month. At the Purchaser's election, such liquidated damages may be paid in cash or may be added to the principal of the COES Preferred Shares for subsequent conversion purposes. Notwithstanding the foregoing, in the case of a Delisting, after six months from the date of such Delisting, the Parent Company shall have the option to force Purchaser to as promptly as possible convert (in increments of no less than $50,000) all or part of its COES Preferred Shares, subject to Purchaser being able to sell the underlying Conversion Shares, and simultaneously sell such Conversion Shares (where the conversion price therefor shall not be the Conversion Price but instead shall equal 85% of the Purchaser's sale price of the Conversion Shares, all as determined by Purchaser's actual trading records (to be provided to the Company). In no event may the Company force Purchaser to convert less than $50,000 of COES Preferred Shares at any one time.

                  Section 11.        Redemption By Parent Company.

                  11.1 Parent Company's Right to Redeem. The Parent Company shall have the right, at any time and from time to time, in its sole discretion, to redeem in whole or in part the COES Preferred Shares then outstanding, except that if the Purchaser or any Holder of the COES Preferred Shares has submitted a Notice of Conversion, the Parent Company shall not have the right to redeem the COES Preferred Shares which were submitted for conversion and the certificates representing Conversion Shares should be delivered promptly according to Section 10.2 herein. If the Parent Company elects to redeem some, but not all, of the COES Preferred Shares, the Parent Company shall redeem the COES Preferred Shares pro rata among the Holders of all the COES Preferred Shares then outstanding. The date of the Parent Company's redemption of COES Preferred Shares shall be referred to as the "Redemption Date."

                  11.2 Redemption Price. The redemption price per COES Preferred Share shall equal $125.

                  11.3 Mechanics of Redemption; Purchaser's Conversion Rights. The Parent Company shall effect each such redemption by giving notice of its election to redeem ("Redemption Notice"), by facsimile, by 5 P.M. New York City time on the Redemption Date and shall provide a copy of such redemption notice by overnight or 2-day courier, to Purchaser, all other Holders of COES Preferred Shares and the Parent Company's Transfer Agent. Such redemption notice shall indicate whether the Parent Company will redeem all or part of the COES Preferred Shares. Upon the giving of any such Redemption Notice, and until the earlier of either payment of the applicable redemption price or fifteen (15) business days after the Redemption Date (or later as provided in Section 6(d) below), the conversion rights in respect of the COES Preferred Shares and any other outstanding shares of COES Convertible Preferred Stock called for redemptions shall be suspended. Subject to the Parent Company's payment of the applicable redemption price, the accrual of dividends in connection with the shares of COES Convertible Preferred Stock called for redemption will suspend on the Redemption Date.

                  11.4 Payment of Redemption Price. Upon receipt of a Redemption Notice, Purchaser shall send its COES Preferred Shares being redeemed to the Parent Company or its Transfer Agent within three (3) business days of the receipt of such Redemption Notice, and the Parent Company shall pay the applicable redemption price within fifteen (15) business days of the Redemption Date (such fifteen (15) business day period shall be extended for each day the COES Preferred Shares being redeemed have not been delivered to the Parent or its Transfer Agent beyond the third (3rd) business day after receipt of the Redemption Notice). The Parent Company shall not be obligated to deliver the redemption price unless the COES Preferred Shares so redeemed are delivered to the Parent Company or its Transfer Agent, or, in the event one or more certificates have been lost, stolen, mutilated or destroyed, Purchaser delivers to the Parent Company a lost certificate affidavit reasonably satisfactory to Parent Company and its Transfer Agent.

                  11.5 Default of Parent Company's Redemption. If the Parent Company fails to pay the applicable redemption price to the Purchaser and/or other Holders of the COES Preferred Shares being redeemed by the Parent Company within fifteen (15) business days of the Redemption Date (such fifteen (15) business day period shall be extended for each day the COES Preferred Shares being redeemed have not been delivered to the Parent or its

Transfer Agent beyond the third (3rd) business day after receipt of the Redemption Notice), the Parent Company shall be deemed to have defaulted on their right to redeem such COES Preferred Shares. Such COES Preferred Shares shall thereafter become immediately convertible and the Conversion Price for such COES Preferred Shares shall be equal to 75% of the Average Closing Bid Price. The Conversion Price for such COES Preferred Shares shall not be subject to a floor.

                  11.6 Blackout Period. Notwithstanding the foregoing, the Parent Company may not either send out a redemption notice or effect a redemption during a Blackout Period (defined as a period during which the Parent Company's or the Subsidiary Company's officers or directors would not be entitled to buy or sell stock because of their holding of material non-public information). In the event the Parent Company initiates a redemption during a Blackout Period without having first made public material non-public information, the Parent Company or the Subsidiary Company shall disclose the non-public information that resulted in the Blackout Period, and no redemption shall be effected until at least 10 days after the Company or the Subsidiary Company shall have given the Holder written notice that the Blackout Period has been lifted.

                  Section 12. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first class registered or certified airmail, postage prepaid, or shall be sent by overnight courier or by facsimile, and shall be deemed given when received:

                     (a)   if to the Parent Company, to

                           Commodore Environmental Services, Inc.
                           150 East 58th Street
                           New York, NY 10155
                           Attn.: Bentley J. Blum
                           Telephone: 212-935-5400
                           Facsimile: 212-753-0731

                           copy to:

                           Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel 153 East 53rd Street
                           New York, NY 10022
                           Attn: Stephen A. Weiss, Esq.
                           Telephone: 212-801-9200
                           Facsimile:  212-223-7161

or to such other person at such other place as the Parent Company shall designate to the Purchaser in writing;

                     (b)   if to the Subsidiary Company:

                           Commodore Applied Technologies, Inc.
                           150 East 58th Street
                           New York, NY 10155
                           Attn.: Bentley J. Blum
                           Telephone: 212-935-5400
                           Facsimile: 212-753-0731

                           copy to:

                           Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel 153 East 53rd Street
                           New York, NY 10022
                           Attn: Stephen A. Weiss, Esq.
                           Telephone: 212-801-9200
                           Facsimile: 212-223-7161

or to such other person at such other place as the Subsidiary Company shall designate to the Purchaser in writing;

                     (c)   if to the Purchaser, to

                           American Investment Group of New York, L.P.
                           85 Old Long Ridge Road, Suite A7
                           Stamford, CT 06903
                           Attn.: Dan Kaminer
                           Telephone: 203-329-6659
                           Facsimile: 203-329-6659

                           copy to:

                           Eilenberg & Zivian
                           666 Third Avenue, 30th Floor
                           New York, NY 10017
                           Attn.: Jeffrey D. Abbey, Esq.
                           Telephone: 212-986-2468
                           Facsimile: 212-986-2399

or at such other address or addresses as may have been furnished to the Parent Company and the Subsidiary Company in writing; or

                           (c)      if to any transferee or transferees of a
Purchaser, at such address or addresses as shall have been furnished to the Parent Company and the Subsidiary Company at the time of the transfer or transfers, or at such other address or addresses as may have been furnished by such transferee or transferees to the Parent Company and the Subsidiary Company in writing.

                  Section 13.  Miscellaneous.

                  13.1 Entire Agreement. This Agreement and the Exhibits hereto embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement or any kind not expressly set forth in this Agreement or the Exhibits hereto shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

                  13.2 Amendments. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Parent Company, the Subsidiary Company and by Purchaser.

                  13.3 Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

                  13.4 Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

                  13.5 Governing Law/Jurisdiction. This Agreement will be construed and enforced in accordance with and governed by the laws of the State of New York, except for matters arising under the Securities Act, without reference to principles of conflicts of law. Each of the parties consents to the jurisdiction of the courts of or located in the State of New York, specifically the Southern District of New York and/or the Supreme Court of the State of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. In addition, the parties agree that the party against whom such judgment was obtained will pay the legal fees of the party obtaining such judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

                  13.6 Recovery of Attorney's Fees. Should any party bring an action to enforce the terms of this Agreement then, if Purchaser prevails in such action it should be entitled to recovery of its attorney's fees from the Parent Company or the Subsidiary Company, and if the Parent Company or the Subsidiary Company prevails in such action it shall be entitled to recovery of its attorney's fees from the Purchaser.

                  13.7 Fees. Notwithstanding Section 13.6, the Parent Company and the Subsidiary Company acknowledge that Purchaser shall have no responsibility for the payment of any of its fees in connection with this offering.

                  13.8 Counterparts/Facsimile. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party. In lieu of the original, a facsimile transmission or copy of the original shall be as effective and enforceable as the original.

                  13.9 Publicity. The Purchaser shall not issue any press releases or otherwise make any public statement with respect to the transactions contemplated by this Agreement without the prior written consent of the Parent Company and the Subsidiary Company, except as may be required by applicable law or regulation.

                  13.10 Survival. The representations and warranties in this Agreement shall survive Closing.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized representatives the day and year first above written.


                             COMMODORE ENVIRONMENTAL SERVICES, INC.


                             By /s/ XXXXXXXXXXXXXXXXXXXX
                                --------------------------------------
                                        Officer


                             COMMODORE APPLIED TECHNOLOGIES, INC.


                             By /s/ XXXXXXXXXXXXXXXXXXXXX
                                --------------------------------------
                                        Officer



                             PURCHASER:_______________________________


                             By_______________________________________
                                        Officer

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized representatives the day and year first above written.


                              COMMODORE ENVIRONMENTAL SERVICES, INC.


                              By___________________________________
                                         Officer


                              COMMODORE APPLIED TECHNOLOGIES, INC.


                              By___________________________________
                                         Officer



                              PURCHASER:  AMERICAN INVESTMENT GROUP
                              OF NEW YORK, L.P.


                              By /s/ XXXXXXXXXXXXXXXXXXXX
                                 ----------------------------------
                                         Officer

                                                                      EXHIBIT A

                           CERTIFICATE OF DESIGNATION

                                                                      EXHIBIT B

                         FORM OF STOCK PURCHASE WARRANT

                                                                     EXHIBIT C1


                     COMMODORE ENVIRONMENTAL SERVICES, INC.

                             COMPLIANCE CERTIFICATE


         The undersigned, an executive officer of COMMODORE ENVIRONMENTAL SERVICES, INC., hereby certifies that the representations and warranties made by Commodore Environmental Services, Inc. in the 7% Preferred Stock Securities Purchase Agreement dated May 20, 1997 by and between Commodore Environmental Services, Inc., Commodore Applied Technologies, Inc. and American Investment Group of New York, L.P. were true and correct as of the date such representations and warranties were made and are true and correct in all material respects as of the date hereof with the same force and effect as through such representations and warranties had been made on and as of the date hereof.
                  IN WITNESS WHEREOF, the undersigned has signed this Certificate as of this 20th day of May 1997.

                                       COMMODORE ENVIRONMENTAL SERVICES, INC.


                                       By____________________________________

                                       Name__________________________________

                                       Title_________________________________

                                                                     EXHIBIT C2


                      COMMODORE APPLIED TECHNOLOGIES, INC.

                             COMPLIANCE CERTIFICATE


                  The undersigned, an executive officer of COMMODORE APPLIED TECHNOLOGIES, INC., hereby certifies that the representations and warranties made by Commodore Applied Technologies, Inc. in the 7% Preferred Stock Securities Purchase Agreement dated May 20, 1997 by and between Commodore Environmental Services, Inc., Commodore Applied Technologies, Inc. and American Investment Group of New York, L.P. were true and correct as of the date such representations and warranties were made and are true and correct in all material respects as of the date hereof with the same force and effect as through such representations and warranties had been made on and as of the date hereof.
                  IN WITNESS WHEREOF, the undersigned has signed this Certificate as of this 20th day of May 1997.

                                          COMMODORE APPLIED TECHNOLOGIES, INC.


                                          By__________________________________

                                          Name________________________________

                                          Title_______________________________

                                                                     EXHIBIT C3


                                    PURCHASER

                             COMPLIANCE CERTIFICATE


                  The undersigned,                   ,
of AMERICAN INVESTMENT GROUP OF NEW YORK, L.P. ("Purchaser"), hereby certifies that the representations and warranties made by Purchaser in the 7% Preferred Stock Securities Purchase Agreement dated May 20, 1997 between Commodore Environmental Services, Inc., Commodore Applied Technologies, Inc. and Purchaser were true and correct as of the date such representations and warranties were made and are true and correct in all material respects as of the date hereof with the same force and effect as through such representations and warranties had been made on and as of the date hereof.
                  IN WITNESS WHEREOF, the undersigned has signed this Certificate as of this 20th day of May 1997.
                                                   PURCHASER

                                                   AMERICAN INVESTMENT GROUP OF
                                                   NEW YORK, L.P.

                                                   By__________________________

                                                   Name________________________

                                                   Title_______________________

                                                                      EXHIBIT D

                              NOTICE OF CONVERSION

          (To be Executed by the Registered Holder in order to
                        Convert the 7% Preferred Stock)

         The undersigned hereby irrevocably elects to convert ________ shares of COES Preferred Stock represented by above Certificate No. ___ into shares of common stock of COMMODORE APPLIED TECHNOLOGIES, INC. (the "Subsidiary") according to the conditions hereof, as of the date written below.

         The undersigned represents and warrants that:

         All offers and sales by the undersigned of the shares of Common Stock issuable to the undersigned upon conversion of the COES Preferred Shares shall be made pursuant to an exemption from registration under the Act, or pursuant to registration of the Common Stock under the Securities Act of 1933, as amended.


               --------------------------------      ---------------------------
               Date of Conversion                    Applicable Conversion Price


               --------------------------------      ---------------------------
               Number of Shares of Common Stock      $ Amount of Conversion
               upon Conversion


               --------------------------------      ---------------------------
               Signature                             Name

               Address:                              Delivery of Shares to:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS SUBSCRIPTION AGREEMENT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

                               7% PREFERRED STOCK
                          SECURITIES PURCHASE AGREEMENT

                     COMMODORE ENVIRONMENTAL SERVICES, INC.
                                       AND
                      COMMODORE APPLIED TECHNOLOGIES, INC.


                  THIS AGREEMENT is made as of the 20th day of May, 1997, by and between COMMODORE ENVIRONMENTAL SERVICES, INC., traded on the "Pinksheets" under the symbol "COES" (the "Parent Company"), a corporation, with its principal office at 150 East 58th Street, New York, NY 10155, COMMODORE APPLIED TECHNOLOGIES INC., AMEX symbol "CXI" (the "Subsidiary Company"), a corporation, with its principal office at 150 East 58th Street, New York, NY 10155 and MILTON PARTNERS (the "Purchaser"), with its principal office at 165 Mason Street, Greenwich, CT 06830.


                  IN CONSIDERATION of the mutual covenants contained in this Agreement, the Parent Company, Subsidiary Company and the Purchaser agree as follows:


                  Section 1. Certain Definitions. For purposes of this
Agreement:

                  "Change in Control Transaction" means the date the Parent Company or the Subsidiary Company (i) sells or otherwise conveys all or substantially all of its assets or (ii) effects a transaction (by merger or otherwise) in which more than 50% of the voting power of the Parent Company or the Subsidiary Company is disposed of, directly or indirectly, or if within any 12 month period there is a change of more than 50% of the members of the Parent Company's or the Subsidiary Company's Board of Directors, or if any other person, entity or group (as defined in Section 13(d) of the Exchange Act) and/or any of their affiliates or associates acquires in excess of 50% of the Common Stock.

                  "Closing Date" means the date agreed to by the parties for the delivery of the stock certificate against a wire transfer of the funds to the Parent Company.

                  "Closing" means the completion of the purchase and sale of the COES Preferred Shares on the Closing Date.

                  "COES Convertible Preferred Stock" means the 60,000 shares of Series D Preferred Stock of the Parent Company, $.01 par value, convertible into CXI Common Stock as hereinafter provided and which has the rights, preferences and privileges set forth in the Certificate of Designation attached hereto as Exhibit A (the "Certificate of Designation").

                  "COES Preferred Shares" means the shares of COES Convertible Preferred Stock purchased hereunder.

                  "Conversion Date" means the date on which the Purchaser has telecopied the Notice of Conversion to counsel for the Parent Company.

                  "Conversion Price" means an amount equal to a fifteen (15%) percent discount from the closing bid price of the CXI Common Stock as reported by Bloomberg, L.P. ("Bloomberg") averaged for the previous five (5) business days ending on the day before the Conversion Date (the "Average Closing Bid Price"); provided, however, if the average of the closing bid price of the CXI Common Stock, as reported by Bloomberg ("Floor Average"), for any consecutive thirty (30) days is equal or less than $2.00 (such thirtieth (30th) day shall be the "First Trigger Date"), the conversion price shall equal $2.00; if the Floor Average for any consecutive thirty (30) days beginning any day after the First Trigger Date is less than $2.00 ("Second Trigger Date"), the conversion price shall equal $1.90; if the Floor Average for any thirty (30) days beginning any day after the Second Trigger Date is less than $1.90 (the "Third Trigger Date"), the conversion price shall equal $1.80; if the Floor Average for any consecutive thirty (30) days beginning any day after the Third Trigger Date is less than $1.80 (the "Fourth Trigger Date"), the conversion price shall equal $1.70; if the Floor Average for any consecutive thirty (30) days beginning any day after the Fourth Trigger Date is less than $1.70 (the "Fifth Trigger Date"), the conversion price shall equal $1.60; if the Floor Average for any consecutive thirty (30) days beginning any day after the Fifth Trigger Date is less than $1.60, the conversion price shall equal $1.50. Subject to Section 11.5 herein, in no event shall the Conversion Price be lower than $1.50 per share of CXI Common Stock. If the CXI Common Stock is not traded on the American Stock Exchange, the Average Closing Bid Price shall be the average closing bid price (and if not available, the mean of the high and low prices) of the Common Stock on the over-the-counter-market or the principal national securities exchange or the Nasdaq National Market System or Nasdaq SmallCap Market System on which the CXI Common Stock is traded for the previous five (5) business days ending on the day before the Conversion Date.

                  The Conversion Price shall be equitably adjusted accordingly on a pro rata basis in the event of the happening of certain events that would affect the CXI Common Stock or COES Convertible Preferred Stock's value including, but not limited to, forward and reverse stock splits, issuance of stock dividends, subdivision of shares, combinations, reclassifications, or the like (collectively "Reclassifications"). An adjustment made pursuant to this section shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such an event.

                  "Convertible Date" means the date on which the COES Preferred Shares will become convertible, which is the day following the date that the Registration Statement for the shares of CXI Common Stock underlying the COES Preferred Stock and COES Warrants has been declared effective by the Securities and Exchange Commission ("SEC").

                  "Cumulative Suspension" means the date a Suspension (as defined in Section 8.7) has occurred and is continuing or the date that is the 15th day in the aggregate that more than one Suspension has occurred since the effective date of the Registration Statement.

                  "CXI Common Stock" means the underlying Common Stock of the Subsidiary Company, $.001 par value.

                  "Delisting" means the date the CXI Common Stock is delisted from AMEX and is not otherwise listed on the Nasdaq Stock Market or other national securities exchange.

                  "Holder" means a holder of COES Preferred Shares.

                  "Insufficient CXI Common Stock" means the date the number of shares of CXI Common Stock held by the Parent Company is not sufficient to effect the conversion of all outstanding COES Preferred Shares then eligible for conversion (whether or not the Holders have duly delivered Notices of Conversion).

                  "Purchase Price" means the aggregate purchase price of the COES Preferred Shares purchased.

                  Section 2.  Authorization and Sale of Shares.

                  2.1 Authorization. Subject to the terms and conditions of this Agreement, the Parent Company has authorized the sale and issuance of the COES Preferred Shares.

                  2.2 Agreement to Sell and Purchase the Shares. The Parent Company will sell and the Purchaser will buy, in reliance upon the representations and warranties of the Parent Company, Subsidiary Company and Purchaser contained in this Agreement, upon the terms and conditions hereinafter set forth, Twenty Thousand (20,000) COES Preferred Shares of COES Convertible Preferred Stock for an aggregate purchase price of Two Million Dollars ($2,000,000) for all such COES Preferred Shares based on U.S. $100 per share. The COES Preferred Shares shall pay a 7% cumulative dividend, payable in cash or CXI Common Stock at the Conversion Price, at the discretion of the Parent Company, at the time of each conversion. Such purchase and sale shall occur on the Closing Date. In addition, Parent Company will transfer to Purchaser, for no additional consideration, five-year warrants ("COES Warrants") to purchase ten
(10) shares of CXI Common Stock for each COES Preferred Share purchased, initially exercisable on the Convertible Date and for a period of five years thereafter, at an exercise price equal to 110% of the average closing bid prices of the CXI Common Stock, as reported by Bloomberg, over the 5-day trading period ending on the day prior to the Closing Date.


                  2.3 Subsidiary Company. Whereas the Purchaser is purchasing COES Preferred Shares from the Parent Company, and the Parent Company is transferring CXI

Common Stock to the Purchaser upon conversion of COES Preferred Shares and exercise of COES Warrants, the Parent Company hereby agrees to immediately remit 2.5% of the Purchase Price ($2.50 per COES Preferred Share which has a subscription price of $100 per COES Preferred Share) at the Closing to the Subsidiary Company, representing a portion of the $150,000 of aggregate consideration for the Subsidiary Company's agreement to perform its obligations as set forth in this Agreement and the Warrant Agreement, a form of which is attached hereto as Exhibit B.

                  2.4 Time and Place of Closing. The Closing shall be held at the offices of Eilenberg & Zivian, 666 Third Avenue, 30th Floor, New York, NY 10017 as promptly as practicable as agreed to by the parties to this Agreement, but no later than May 15, 1997 at which time either party may terminate this Agreement.

                  2.5 Payment and Delivery. At or prior to the Closing, the following shall occur:

                           (a) Provided that Purchaser has been notified by
Eilenberg & Zivian that the Parent Company has delivered certificates representing the COES Preferred Shares and COES Warrants as provided in Section 2.5(b) below, Purchaser shall remit by wire transfer the Purchase Price as payment in full for the COES Preferred Shares as follows: 89% of the Purchase Price ($5,340,000) directly to the Parent Company, 9% of the Purchase Price ($540,000) directly to Avalon Research Group, Inc. (the "Finder"), and 2% of the Purchase Price ($120,000) directly to Stephen A. Weiss.

                           (b) The Parent Company shall deliver or cause to be
delivered to Eilenberg & Zivian certificates representing the COES Preferred Shares and the COES Warrants, registered in the name of Purchaser (or any nominee designated by Purchaser at or prior to the Closing Date), free and clear of all liens, claims, charges and encumbrances. Purchaser shall receive such certificates from Eilenberg & Zivian, as applicable, after the Parent Company, Finder and Stephen A. Weiss have received the Purchase Price directly from Purchaser.

                           (c) Wire instructions for the Parent Company has been
separately provided to the Purchaser's counsel.

                  Section 3. General Representations and Warranties of the Parent Company. The Parent Company hereby represents and warrants to, and covenants with, the Purchaser that the following are true and correct as of the date hereof and as of the Closing Date.

                  3.1 Organization; Qualification. The Parent Company is a corporation duly organized and validly existing under the laws of the State of Delaware and is in good standing under such laws. The Parent Company has all requisite corporate power and authority to own, lease and operate its properties and assets, and to carry on its business as presently conducted. The Parent Company is qualified to do business as a foreign corporation in each jurisdiction in which the ownership of its property or the nature of its business requires such qualification, except where failure to so qualify would not have a material adverse effect on the Parent Company.

                  3.2 Capitalization. The authorized capital stock of the Parent Company is as set forth in footnote 12 of the audited consolidated financial statements of the Parent Company set forth in its Form 10-K for the fiscal year ended December 31, 1996, a true copy of which has been supplied to Purchaser. 60,000 shares of the Parent Company's non-voting preferred stock has been designated Series D Preferred Stock, $.01 par value. The Series D Preferred Stock, when issued, shall be duly authorized and validly issued and are fully paid and nonassessable.

                  3.3 CXI Common Stock Transferable Upon Conversion of COES Preferred Shares or Exercise of COES Warrants. The Parent Company currently owns Fifteen Million (15,000,000) shares of CXI Common Stock, all of which have been duly authorized and validly issued and are fully paid and nonassessable. The Parent Company will reserve from its holdings of CXI Common Stock a sufficient number of shares of CXI Common Stock to permit the conversion in full of the outstanding COES Preferred Shares and the exercise in full of the COES Warrants. As of the Closing Date, the Parent Company had reserved sufficient shares of CXI Common Stock for transfer to Purchaser upon exercise of the COES Preferred Shares which are convertible, at Purchaser's option, at the Conversion Price, as per Section 10 of this Agreement, and upon exercise of the COES Warrants. If the Parent Company does not own sufficient shares of CXI Common Stock for transfer to the Purchaser upon conversion of COES Preferred Shares and/or exercise of COES Warrants, the Parent Company hereby agrees to promptly purchase or otherwise acquire the sufficient amount of shares of CXI Common Stock and transfer such shares to the Purchaser upon conversion of COES Preferred Shares and/or exercise of COES Warrants.

                  Except for the consent of National Securities Corporation, which has been obtained, the Parent Company has all requisite corporate right, power and authority to transfer the shares of CXI Common Stock in its holdings to Purchaser upon conversion of the COES Preferred Shares and exercise of the COES Warrants.

                  3.4 Authorization. The Parent Company has all requisite corporate right, power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Parent Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Parent Company, the authorization, sale, issuance and delivery of the COES Preferred Shares and the performance of the Parent Company's obligations hereunder has been taken. This Agreement has been duly executed and delivered by the Parent Company and constitutes a legal, valid and binding obligation of the Parent Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy as they may apply to the indemnification provisions set forth in Section 8.4 of this Agreement. Upon their issuance, transfer and delivery pursuant to this Agreement, the COES Preferred Shares, COES Warrants and shares of CXI Common Stock transferable upon conversion of the COES Preferred Shares (the "Conversion Shares") and exercise of the COES Warrants (the "Warrant Shares") (collectively, the "Securities") will be validly issued, fully paid and nonassessable and will be free of any liens or encumbrances; provided, however, that the COES Preferred Shares and COES Warrants are subject to restrictions on transfer under state and/or federal securities laws. The issuance and sale of the COES Preferred Shares and COES Warrants will not give rise to any preemptive right or right of first refusal or right of participation on behalf of any person. Upon registration of the Conversion Shares and the Warrant Shares pursuant to Section 8 of this Agreement, there shall be no restriction on the transferability thereof other than applicable prospectus delivery requirements.

                  3.5 No Conflict. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit, under, any provision of the Articles of Incorporation, and any amendments thereto, Bylaws, stockholders agreements and any amendments thereto of the Parent Company or any material mortgage, indenture, lease or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree statute, law, ordinance, rule or regulation applicable to the Parent Company, its properties or assets.

                  3.6 Accuracy of Reports and Information. The Parent Company is in full compliance, to the extent applicable, with all reporting obligations under Section 12(b), 12 (g) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  The Parent Company has filed all material required to be filed pursuant to all reporting obligations, under either Section 13(a) or 15(d) of the Exchange Act for a period of at least twelve (12) months immediately preceding the offer or sale of the COES Preferred Shares (or for such shorter period that the Parent Company has been required to file such material).

                  3.7 SEC Filings/Full Disclosure. None of the Parent Company's filings with the SEC since January 1, 1997 contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading. The Parent Company has, since January 1, 1997, timely filed all requisite forms, reports and exhibits thereto with the SEC. The Parent Company's Annual Report on Form 10-K for the year ended December 31, 1996, its Quarterly Reports for the periods ended March 31, 1997 and all Current Reports on Form 8-K filed by the Parent Company from January 1, 1996 to date are referred to as the "COES SEC Reports."

                  There is no fact known to the Parent Company (other than general economic conditions known to the public generally) that has not been disclosed in writing to the Purchaser which could reasonably be expected to have a material adverse effect on the condition (financial or otherwise) or in the earnings, business affairs, business prospects, properties or assets of the Parent Company, or (ii) could reasonably be expected to materially and adversely affect the ability of the Parent Company to perform its obligations pursuant to this Agreement.

                  3.8 Absence of Undisclosed Liabilities. The Parent Company has no material liabilities or obligations, absolute or contingent (individually or in the aggregate), except as set forth in the financial statements included in the COES SEC Reports (the "COES Financial Statements") or as incurred in the ordinary course of business after the date of the COES Financial Statements.

                  3.9 Governmental Consent, etc. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Parent Company is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the COES Preferred Shares, or the consummation of any other transaction contemplated hereby, except the filing with the SEC of a registration statement on Form S-3 or Form S-1 for the purpose of registering the CXI Common Stock underlying the COES Preferred Shares and the COES Warrants.

                  3.10 Intellectual Property Rights. Except as disclosed in the COES SEC Reports, the Parent Company has sufficient trademarks, trade names, patent rights, copyrights and licenses to conduct its business as contemplated therein. To the Parent Company's knowledge, neither the Parent Company nor its products is infringing or will infringe any trademark, trade name, patent right, copyright, license, trade secret or other similar right of others currently in existence; and there is no claim being made against the Parent Company regarding any trademark, trade name, patent, copyright, license, trade secret or other intellectual property right which could have a material adverse effect on the condition (financial or otherwise), business, results of operations or prospects of the Parent Company.

                  3.11 Material Contracts. Except as set forth in the COES SEC Reports, the agreements to which the Parent Company is a party described therein are valid agreements, in full force and effect, the Parent Company is not in material breach or material default (with or without notice or lapse of time, or both) under any of such agreements, and, to the Parent Company's knowledge, the other contracting party or parties thereto are not in material breach or material default (with or without notice or lapse of time, or both) under any of such agreements.

                  3.12 Litigation. There is no action, proceeding or investigation pending, or to the Parent Company's knowledge threatened, against the Parent Company which might result, either individually or in the aggregate, in any material adverse change in the business, prospects, conditions, affairs or operations of the Parent Company. The Parent Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Parent Company currently pending or which the Parent Company currently intends to initiate.

                  3.13 Title to Assets. Except as set forth in COES SEC Reports, the Parent Company has good and marketable title to all properties and material assets described therein as owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Parent Company.

                  3.14 Subsidiaries. The Parent Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, association or other business entity, except as stated in the COES SEC Reports.

                  3.15 Required Governmental Permits. The Parent Company is in possession of and operating in compliance with all authorizations, licenses, certificates, consents, orders and permits from state, federal and other regulatory authorities which are material to the conduct of its business, all of which are valid and in full force and effect.

                  3.16 Listing. The Parent Company will maintain the listing of its Common Stock on the "Pinksheets" or other organized, comparable United States market or quotation system; provided, however, that the sole remedy for Purchaser for breach of this representation shall be liquidated damages as provided in Section 10.6.

                  3.17 Other Outstanding Securities/Financing Restrictions. Except as set forth on the CXI SEC Reports (as defined herein), there are no other outstanding debt or equity securities presently convertible into shares of CXI Common Stock.

                  The Parent Company cannot, without the prior approval in writing from the Purchaser, obtain convertible debt or equity financing which is convertible into securities of the Subsidiary Company for a period of ninety
(90) days following the effective date of the Registration Statement (as defined herein); however, the Parent Company will not require prior approval if (a) at least 80% of the net proceeds of the financing is part of an acquisition by the Parent Company of control of another company or entity, (b) at least 80% of the net proceeds of the financing is a refinancing of the Parent Company's debt, or
(c) the financing is part of a public offering of the Parent Company's securities.

                  3.18 Right of Participation. In the event the Parent Company wishes to complete a financing similar in structure to the securities issued hereby within one hundred and eighty (180) days from the Closing Date, the Purchaser shall have the right to participate in such offering and shall have three (3) business days to reply in writing after receipt of written notice of such proposed financing from the Parent Company. In the event a writing is not received by the Parent Company from the Purchaser specifying the extent of the Purchaser's interest in so participating, this will be deemed a refusal by the Purchaser of such right to participate.

                  3.19 Legal Opinion. Purchaser shall, upon purchase of the COES Preferred Shares, receive an opinion letter from counsel to the Parent Company, and the Parent Company represents that it will immediately obtain such an opinion from counsel to the satisfaction of the Purchaser, to the effect that:

                           (a) The Parent Company is duly incorporated, validly existing and in good standing in the jurisdiction of its incorporation.

                           (b) There is no action, proceeding or investigation pending, or to such counsel's knowledge, threatened against the Parent Company which might result, either individually or in the aggregate, in any material adverse change in the business, prospects, conditions, affairs or operations of the Parent Company.

                           (c) The Parent Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

                           (d) There is no action, suit, proceeding or investigation by the Parent Company currently pending or, to such counsel's knowledge, which the Parent Company currently intends to initiate.

                           (e) All issued and outstanding shares of CXI Common Stock have been duly authorized and validly issued and are fully paid and nonassessable.

                           (f) This Securities Purchase Agreement and the Stock Purchase Warrant, the issuance of the COES Preferred Shares and COES Warrants and the transfer of the Conversion Shares and Warrant Shares have been duly approved by all required corporate action, the requisite consent of National Securities Corporation for the Parent Company to transfer the shares of CXI Common Stock in its holdings to the Purchaser upon conversion of the COES Preferred Shares and exercise of the COES Warrants has been duly obtained, and that all such Securities, upon delivery, shall be validly issued and outstanding, fully paid and nonassessable.

                           (g) The execution, delivery and performance of this Securities Purchase Agreement and the Stock Purchase Warrant by the Parent Company, and the consummation of the transactions contemplated thereby, will not, with or without the giving of notice or the passage of time or both:

                                    (i) Violate the provisions of any law, rule or regulation which is material to the assets, properties or business of the Parent Company;

                                    (ii) Violate the provisions of the charter or bylaws of the Parent Company; or

                                    (iii) To the best of counsel's knowledge, violate any judgment, decree, order or award of any court, governmental body or arbitrator.

                                    (iv) To the best of counsel's knowledge, conflict with, or result in the breach or termination of any term or provision of, or constitute a default under, or cause any acceleration under, or cause the creation of any lien, charge or encumbrance upon the properties or assets of the Parent Company pursuant to, any note, bond, indenture, mortgage, lease, deed of trust or other instrument, obligation, or agreement to which the Parent Company is a party and which is material to Parent Company, or by which the Parent Company, or any of its material properties is or may be bound.

                           (h) This Securities Purchase Agreement and the Stock Purchase Warrant constitute the valid and legally binding obligations of the Parent Company and are enforceable against the Parent Company in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and, with respect to the Securities Purchase Agreement, to limitations of public policy as they may apply to the indemnification provisions set forth in Section 8.4 thereof.

                  3.20 Use of Proceeds. Except for payments aggregating $150,000 to the Subsidiary Company as provided herein, the Parent Company represents that the net proceeds from this offering will be used for general corporate purposes.

                  3.21 No Poison Pill. The Parent Company represents that it does not have, and has no current intention to adopt, a stockholder rights plan ("poison pill").

                  Section 4. General Representations and Warranties of the Subsidiary Company. The Subsidiary Company hereby represents and warrants to, and covenants with, the Purchaser that the following are true and correct as of the date hereof and as of the Closing Date.

                  4.1 Organization; Qualification. The Subsidiary Company is a corporation duly organized and validly existing under the laws of the State of Delaware and is in good standing under such laws. The Subsidiary Company has all requisite corporate power and authority to own, lease and operate its properties and assets, and to carry on its business as presently conducted. The Subsidiary Company is qualified to do business as a foreign corporation in each jurisdiction in which the ownership of its property or the nature of its business requires such qualification, except where failure to so qualify would not have a material adverse effect on the Subsidiary Company.

                  4.2 Capitalization. The authorized capital stock of the Subsidiary Company is as set forth in the CXI SEC Reports. All issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable.

                  4.3 CXI Common Stock Transferable Upon Conversion of COES Preferred Shares or Exercise of COES Warrants. Except for the consent of National Securities Corporation, which has been obtained, the Subsidiary Company has all requisite corporate right, power and authority to transfer shares of CXI Common Stock owned by the Parent Company to the Purchaser upon conversion of the COES Preferred Shares and exercise of the COES Warrants.

                  4.4 Authorization. The Subsidiary Company has all requisite corporate right, power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Subsidiary Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Subsidiary Company, and the performance of the Subsidiary Company's obligations hereunder has been taken. This Agreement has been duly executed and delivered by the Subsidiary Company and constitutes a legal, valid and binding obligation of the Subsidiary Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy as they may apply to the indemnification provisions set forth in Section 8.4 of this Agreement. Upon their issuance, transfer and delivery pursuant to this Agreement, the Securities will have been validly issued, fully paid and nonassessable and will be free of any liens or encumbrances; provided, however, that the COES Preferred Shares and COES Warrants are subject to restrictions on transfer under state and/or federal securities laws. Upon registration of the Conversion Shares and the Warrant Shares pursuant to Section 8 of this Agreement, there shall be no restriction on the transferability thereof other than applicable prospectus delivery requirements.

                  4.5 No Conflict. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit, under, any provision of the Certificate of Incorporation, and any amendments thereto, Bylaws, stockholders agreements and any amendments thereto of the Subsidiary Company or any material mortgage, indenture, lease or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree statute, law, ordinance, rule or regulation applicable to the Subsidiary Company, its properties or assets.

                  4.6 Accuracy of Reports and Information. The Subsidiary Company is in full compliance, to the extent applicable, with all reporting obligations under Section 12(b), 12 (g) or 15(d), as applicable, of the Exchange Act. The Subsidiary Company has registered its Common Stock pursuant to Section 12 of the Exchange Act and the Common Stock is listed and trades on AMEX.

                  The Subsidiary Company has filed all material required to be filed pursuant to all reporting obligations, under either Section 13(a) or 15(d) of the Exchange Act for a period of at least twelve (12) months immediately preceding the offer or sale of the COES Preferred Shares (or for such shorter period that the Subsidiary Company has been required to file such material).

                  4.7 SEC Filings/Full Disclosure. None of the Subsidiary Company's filings with the SEC since January 1, 1997 contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading. The Subsidiary Company has, since January 1, 1997, timely filed all requisite forms, reports and exhibits thereto with the SEC. The Subsidiary Company's Prospectus declared effective by the SEC on June 28, 1996, the Annual Report on Form 10-K for the year ended December 31, 1996, its Quarterly Reports for the periods ended March 31, 1997 and all Current Reports on Form 8-K filed by the Subsidiary Company from January 1, 1996 to date are referred to as the "CXI SEC Reports."

                  There is no fact known to the Subsidiary Company (other than general economic conditions known to the public generally) that has not been disclosed in writing to the Purchaser which could reasonably be expected to have a material adverse effect on the condition (financial or otherwise) or in the earnings, business affairs, business prospects, properties or assets of the Subsidiary Company, or (ii) could reasonably be expected to materially and adversely affect the ability of the Subsidiary Company to perform its obligations pursuant to this Agreement.

                  4.8 Absence of Undisclosed Liabilities. The Subsidiary Company has no material liabilities or obligations, absolute or contingent (individually or in the aggregate), except as set forth in the financial statements included in the CXI SEC Reports (the "CXI Financial Statements") or as incurred in the ordinary course of business after the date of the CXI Financial Statements.

                  4.9 Governmental Consent, etc. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Subsidiary Company is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the COES Preferred Shares, or the consummation of any other transaction contemplated hereby, except the filing with the SEC of a registration statement on Form S-3 or S-1 for the purpose of registering the CXI Common Stock underlying the COES Preferred Shares and the COES Warrants.

                  4.10 Intellectual Property Rights. Except as disclosed in the CXI SEC Reports, the Subsidiary Company has sufficient trademarks, trade names, patent rights, copyrights and licenses to conduct its business as contemplated therein. To the Subsidiary Company's knowledge, neither the Subsidiary Company nor its products is infringing or will infringe any trademark, trade name, patent right, copyright, license, trade secret or other similar right of others currently in existence; and there is no claim being made against the Subsidiary Company regarding any trademark, trade name, patent, copyright, license, trade secret or other intellectual property right which could have a material adverse effect on the condition (financial or otherwise), business, results of operations or prospects of the Subsidiary Company.

                  4.11 Material Contracts. Except as set forth in the CXI SEC Reports, the agreements to which the Subsidiary Company is a party described therein are valid agreements, in full force and effect, the Subsidiary Company is not in material breach or material default (with or without notice or lapse of time, or both) under any of such agreements, and, to the Subsidiary Company's knowledge, the other contracting party or parties thereto are not in material breach or material default (with or without notice or lapse of time, or both) under any of such agreements.

                  4.12 Litigation. There is no action, proceeding or investigation pending, or to the Subsidiary Company's knowledge threatened, against the Subsidiary Company which might result, either individually or in the aggregate, in any material adverse change in the business, prospects, conditions, affairs or operations of the Subsidiary Company. The Subsidiary Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Subsidiary Company currently pending or which the Subsidiary Company currently intends to initiate.

                  4.13 Title to Assets. Except as set forth in CXI SEC Reports, the Subsidiary Company has good and marketable title to all properties and material assets described therein as owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Subsidiary Company.

                  4.14 Subsidiaries. The Subsidiary Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, association or other business entity, except as stated in the CXI SEC Reports.

                  4.15 Required Governmental Permits. The Subsidiary Company is in possession of and operating in compliance with all authorizations, licenses, certificates, consents, orders and permits from state, federal and other regulatory authorities which are material to the conduct of its business, all of which are valid and in full force and effect.

                  4.16 Listing. The Subsidiary Company will maintain the listing of its Common Stock on AMEX or other organized, comparable United States market or quotation system; provided, however, that the sole remedy for Purchaser for breach of this representation shall be liquidated damages as provided in Section 10.6.

                  4.17 Other Outstanding Securities/Financing Restrictions. Except as set forth in the CXI SEC Reports, there are no other outstanding debt or equity securities presently convertible into shares of CXI Common Stock. Except as set forth in the CXI SEC Reports, the Subsidiary Company has no outstanding restricted shares of Common Stock, or shares of Common Stock sold under Regulation S or Regulation D under the Securities Act of 1933, as amended (the "Securities Act") or outstanding under any other exemption from registration, which are available for sale as unrestricted ("free trading") stock.

                  The Subsidiary Company cannot, without the prior approval in writing from the Purchaser, obtain convertible debt or equity financing for a period of ninety (90) days following the effective date of the Registration Statement (as defined herein); however, the

Subsidiary Company will not require prior approval if (a) at least 80% of the net proceeds of the financing is part of an acquisition by the Subsidiary Company of control of another company or entity, (b) at least 80% of the net proceeds of the financing is a refinancing of the Subsidiary Company's debt, or
(c) the financing is part of a public offering of the Subsidiary Company's securities.

                  4.18 Right of Participation. In the event the Subsidiary Company wishes to complete a financing similar in structure to the securities issued hereby within one hundred and eighty (180) days from the Closing Date, the Purchaser shall have the right to participate in such offering and shall have three (3) business days to reply in writing after receipt of written notice of such proposed financing from the Subsidiary Company. In the event a writing is not received by the Subsidiary Company from the Purchaser specifying the extent of the Purchaser's interest in so participating, this will be deemed a refusal by the Purchaser of such right to participate.

                  4.19 Legal Opinion. Purchaser shall, upon purchase of the COES Preferred Shares, receive an opinion letter from counsel to the Subsidiary Company, and the Subsidiary Company represents that it will immediately obtain such an opinion from counsel to the satisfaction of the Purchaser, to the effect that:

                           (a) The Subsidiary Company is duly incorporated, validly existing and in good standing in the jurisdiction of its incorporation.

                           (b) There is no action, proceeding or investigation pending, or to such counsel's knowledge, threatened against the Subsidiary Company which might result, either individually or in the aggregate, in any material adverse change in the business, prospects, conditions, affairs or operations of the Subsidiary Company.

                           (c) The Subsidiary Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

                           (d) There is no action, suit, proceeding or investigation by the Company currently pending, to such counsel's knowledge, or which the Subsidiary Company currently intends to initiate.

                           (e) All issued and outstanding shares of CXI Common Stock have been duly authorized and validly issued and are fully paid and nonassessable.

                           (f) This Securities Purchase Agreement and the Stock Purchase Warrant, the issuance of the COES Preferred Shares and COES Warrants and the transfer of the Conversion Shares and Warrant Shares have been duly approved by all required corporate action, the requisite consent of National Securities Corporation for the Parent Company to transfer the shares of CXI Common Stock in its holdings to the Purchaser upon conversion of the COES Preferred Shares and exercise of the

         COES Warrants has been duly obtained, and that all such Securities, upon delivery, shall be validly issued and outstanding, fully paid and nonassessable.

                           (g) The execution, delivery and performance of this Securities Purchase Agreement and the Stock Purchase Warrant by the Subsidiary Company, and the consummation of the transactions contemplated thereby, will not, with or without the giving of notice or the passage of time or both:

                                    (i) Violate the provisions of any law, rule or regulation which is material to the assets, properties or business of the Subsidiary Company;

                                    (ii) Violate the provisions of the charter or bylaws of the Subsidiary Company; or

                                    (iii) To the best of counsel's knowledge, violate any judgment, decree, order or award of any court, governmental body or arbitrator.

                                    (iv) To the best of counsel's knowledge, conflict with, or result in the breach or termination of any term or provision of, or constitute a default under, or cause any acceleration under, or cause the creation of any lien, charge or encumbrance upon the properties or assets of the Subsidiary Company pursuant to, any note, bond, indenture, mortgage, lease, deed of trust or other instrument, obligation, or agreement to which the Subsidiary Company is a party and which is material to the Subsidiary Company or by which the Subsidiary Company, or any of its material properties is or may be bound.

                           (h) This Securities Purchase Agreement and the Stock Purchase Warrant constitute the valid and legally binding obligations of the Subsidiary Company and are enforceable against the Subsidiary Company in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and, with respect to the Securities Purchase Agreement, to limitations of public policy as they may apply to the indemnification provisions set forth in Section 8.4 thereof.

                  4.20 No Poison Pill. The Subsidiary Company represents that it does not have, and has no current intention to adopt, a stockholder rights plan ("poison pill").

                  Section 5. Representations, Warranties and Covenants of the Purchaser. The Purchaser represents and warrants to, and covenants with, the Parent Company and the Subsidiary Company that the following are true and correct as of the date hereof and as of the Closing Date.

                  5.1 Authority. The Purchaser's signatory has all right, power, authority and capacity to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Purchaser and will constitute the legal, valid and binding obligations of the Purchaser, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy as they may apply to the indemnification provisions set forth in Section 8.4 of this Agreement.

                  5.2 Investment Experience. Purchaser is an "accredited investor" as defined in Rule 501(a) under the Securities Act. Purchaser is aware of the Parent Company's and Subsidiary Company's business affairs and financial conditions and has had access to and has acquired sufficient information about the Parent Company and the Subsidiary Company, including the COES and CXI SEC Reports, to reach an informed and knowledgeable decision to acquire the COES Preferred Shares. Purchaser has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the purchase of the COES Preferred Shares and the acquisition of the COES Warrants.

                  5.3 Investment Intent. Without limiting its ability to resell the COES Preferred Shares and the COES Warrants and underlying CXI Common Stock pursuant to an effective registration statement, Purchaser represents that it is purchasing the COES Preferred Shares for investment purposes. Purchaser understands that its acquisition of the COES Preferred Shares and the COES Warrants has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein. Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the COES Preferred Shares or the COES Warrants except in compliance with the Securities Act and any applicable state securities laws, and the rules and regulations promulgated thereunder.

                  5.4 Registration or Exemption Requirements. Purchaser further acknowledges and understands that the COES Preferred Shares and the COES Warrants may not be resold or otherwise transferred except in a transaction registered under the Securities Act and any applicable state securities laws or unless an exemption from such registration is available. Purchaser understands that the certificate(s) evidencing the COES Preferred Shares and the COES Warrants will be imprinted with a legend, subject to Section 5.7 below, that prohibits the transfer thereof unless (i) they are registered or such registration is not required, and (ii) if the transfer is pursuant to an exemption from registration other than Rule 144 under the Securities Act and, if the Parent Company shall so request in writing, an opinion of counsel reasonably satisfactory to the Parent Company is obtained to the effect that the transaction is so exempt.

                  5.5 No Legal, Tax or Investment Advice. Purchaser understands that nothing in this Agreement or any other materials presented to Purchaser in connection with the purchase and sale of the COES Preferred Shares and the acquisition and issuance of the COES Warrants constitutes legal, tax or investment advice. Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the COES Preferred Shares and acquisition of the COES Warrants.

                  5.6 Purchaser Review. Purchaser hereby represents and warrants that the Purchaser has carefully examined the COES SEC Reports and CXI SEC Reports and the COES and CXI Financial Statements contained therein. The Purchaser acknowledges that the Parent Company and Subsidiary Company has made available to the Purchaser all documents and information that it has requested relating to the Parent Company and the Subsidiary Company and has provided answers to all of its questions concerning the Parent Company and the Subsidiary Company, the COES Preferred Shares and the COES Warrants. Nothing stated in the previous two sentences, however, shall be deemed to affect the representations and warranties of the Parent Company and the Subsidiary Company contained in this Agreement.

                  5.7 Legend. The certificate or certificates representing the Securities shall be subject to a legend restricting transfer under the Securities Act, such legend to be substantially as follows:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT WHICH, EXCEPT IN THE CASE OF AN EXEMPTION PURSUANT TO RULE 144 UNDER SAID ACT, IS CONFIRMED IN A LEGAL OPINION SATISFACTORY TO THE COMPANY."

The certificates shall also include any legends required by any applicable state securities laws.

                  The legend(s) endorsed on a stock certificate pursuant to this
Section 5.7 or on any certificate representing any of the Securities shall be removed and the Parent Company or the Subsidiary Company shall issue a replacement certificate without such legend to the holder of such certificate if the Securities represented by such certificate are registered under the Securities Act or if such holder provides to the Parent Company or the Subsidiary Company an opinion of counsel to the effect that a public sale, transfer or assignment of such Securities may be made without registration.

                  5.8 Restrictions on Conversion of Shares. Notwithstanding anything to the contrary contained herein, no COES Preferred Shares may be converted by a Holder to the extent that, after giving effect to the Conversion Shares issued pursuant to a Notice of Conversion, the total number of shares of CXI Common Stock deemed beneficially owned by such Holder (other than by virtue of the ownership of COES Preferred Shares or COES Warrants or ownership of other securities that have limitations on a Holder's rights to convert or exercise similar to those limitations set forth herein), together with all shares of CXI Common Stock deemed beneficially owned by Holder's "affiliates" (as defined in Rule 144 under the Securities Act) that would be aggregated for purposes of determining whether a group under Section 13(d) of the Exchange Act exists, would exceed 4.99% of the total issued and outstanding shares of CXI Common Stock, provided that each Holder shall have the right to waive this restriction, in whole or in part, immediately in case of a pending Change in Control Transaction and in any other case upon 61 days prior notice to the Parent Company and the Subsidiary Company. The delivery of a Notice of Conversion by any Holder shall be deemed a representation by such Holder it is in compliance with this Section 5.8. A transferee of COES Preferred Shares shall not be bound by this provision unless it expressly agrees to be so bound. The term "deemed beneficially owned" as used in this Section 5.8 shall exclude shares that might otherwise be deemed beneficially owned by reason of the convertibility of the COES Preferred Shares.

                  Section 6. Conditions to the Purchaser's Obligation to Purchase. The Parent Company and the Subsidiary Company understand that the Purchaser's obligation to purchase the COES Preferred Shares is conditioned upon:

                           (a) Acceptance by Purchaser of this Agreement for the
sale of the COES Preferred Shares, as evidenced by the execution of this Agreement by its authorized officers;

                           (b) Delivery of the COES Preferred Shares and COES
Warrants to Eilenberg & Zivian;

                           (c)(i) The delivery at the Closing of a certificate
from an authorized officer of the Parent Company certifying that all representations and warranties of the Parent Company are true and correct as of the Closing Date (in the form annexed hereto as Exhibit C1);

                           (c)(ii) The delivery at the Closing of a certificate
from an authorized officer of the Subsidiary Company certifying that all representations and warranties of the Subsidiary Company are true and correct as of the Closing Date (in the form annexed hereto as Exhibit C2); and

                           (d) A filed Certificate of Designation.

                  Section 7. Conditions to Parent Company's Obligation to Sell. Purchaser understands that the Parent Company's obligation to sell the COES Preferred Shares is conditioned upon:

                           (a) The receipt and acceptance by the Parent Company
of this Agreement to issue the COES Preferred Shares as evidenced by execution of this Agreement by the President or any Vice President of the Parent Company;

                           (b) Delivery to the Company, the Finder and Counsel
for Parent by Purchaser of good funds as payment in full for the purchase of the COES Preferred Shares; and

                           (c) The delivery at the Closing of a certificate from
an authorized officer or representative of Purchaser certifying that all representations and warranties of the Purchaser are true and correct as of the Closing Date (in the form annexed hereto as Exhibit C3).

                  Section 8. Registration of the Shares; Compliance with the Securities Act.

                  8.1      Definitions.  For the purpose of this Section 8:

                           (a) the term "Registration Statement" shall mean any
registration statement required to be filed by Section 8.2 below, and shall include any preliminary prospectus, final prospectus, exhibit or amendment included in or relating to such registration statement; and

                           (b) the term "untrue statement" shall include any
untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  8.2 Registration Procedures and Expenses. The Parent Company shall cause the Subsidiary Company to, and the Subsidiary Company shall:

                           (a) file with the SEC a registration statement under
the Securities Act on Form S-3, if the Subsidiary Company is eligible to file a registration statement under such form, to register the Conversion Shares and the Warrant Shares within thirty (30) days after the Closing Date and in sufficient time to have such registration effective ninety (90) days from the Closing Date; and if the Subsidiary Company is not eligible to file a registration statement under Form S-3, to file with the SEC a registration statement under the Securities Act on Form S-1 or any other form which is appropriate, to register the Conversion Shares and the Warrant Shares within sixty (60) days after the Closing Date and in sufficient time to have such registration effective one hundred and twenty (120) days from the Closing Date.

                           (b) use its best efforts, subject to receipt of
necessary information from the Purchaser, to cause such Registration Statement to become effective as promptly after filing as practicable;

                           (c) prepare and file with the SEC such amendments and
supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective until termination of such obligation as provided in Section 8.9 below;

                           (d) furnish to the Purchaser with respect to the CXI
Common Stock registered on the Registration Statement (and to each underwriter, if any, of such CXI Common Stock) such number of copies of prospectuses in conformity with the requirements of the Securities Act and such other documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the CXI Common Stock by the Purchaser; provided, however, that the obligation of the Subsidiary Company to deliver copies of prospectuses to the Purchaser shall be subject to the receipt by the Subsidiary Company of reasonable assurances from the Purchaser that the Purchaser will comply with the applicable provisions of the Securities Act and of such other securities laws as may be applicable in connection with any use of such prospectuses;

                           (e) file such documents as may be required of the
Subsidiary Company for normal securities law clearance for the resale of the Common Stock in which states of the United States as may be reasonably requested by the Purchaser; provided, however, that the Subsidiary Company shall not be required in connection with this paragraph (e) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

                           (f) bear all expenses in connection with the
procedures in paragraphs (a) through (e) of this Section 8.2 and the registration of the CXI Common Stock on such Registration Statement and the satisfaction of the blue sky laws of such states, including the reasonable fees and expenses of legal counsel to the Purchaser in connection with the procedures in paragraph (a) through (e) of this Section 8.2, other than underwriting discounts and selling commissions or expenses required by law to be borne by Purchaser; and

                           (g) in the event of the failure of Company to procure
registration of the CXI Common Stock underlying the COES Preferred Shares within ninety (90) days from the Closing Date if the Registration Statement is filed under Form S-3, or within one hundred (120) days from the Closing Date if the Registration Statement is filed under Form S-1 or any other appropriate forms, the Parent Company will pay Purchaser by wire transfer, as liquidated damages for such failure and not as a penalty, one (1%) percent of the Liquidation Preference (as defined below) of the COES Preferred Shares that have not been converted, for each month, or any part thereof, that the Registration Statement is not effective, or in the event of a Suspension (as defined in Section 8.7) after such date. If the Parent Company does not remit the damages to the Purchaser as set forth above, the Parent Company will pay the Purchaser reasonable costs of collection, including attorneys fees, in addition to the liquidated damages. Such payment shall be made to the Purchaser immediately if the registration of the Conversion Shares and Warrant Shares is not effected; provided, however, that the payment of such liquidated damages shall not relieve the Subsidiary Company from its obligations to register the Conversion Shares and Warrant Shares pursuant to this Section. The registration of the Conversion Shares and Warrant Shares pursuant to this provision shall not affect or limit Purchaser's other rights or remedies as set forth in this Agreement. The "Liquidation Preference" for a Share shall equal $100 (subject to adjustments for Reclassifications), plus all accrued and unpaid dividends (which shall accrue through the Conversion Date, Redemption Date or the date liquidated damages are paid, as applicable) and any then unpaid liquidated damages (interest on which shall accrue at a rate of 2% per month) arising under Sections 8.2(g), 10.2 or 10.6.

                  8.3 Underwriter. The Parent Company and the Subsidiary Company understand that the Purchaser disclaims being an "underwriter" (as such term is defined under the Securities Act and the rules and regulations promulgated thereunder (an "Underwriter")), but Purchaser being deemed an Underwriter shall not relieve the Parent Company and the Subsidiary Company of any obligation it has hereunder.

                  8.4      Indemnification.

                           (a) General Indemnification. The Parent Company and
the Subsidiary Company together and the Purchaser agree to indemnify the other and to hold the other harmless from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys' fees) which the other may sustain or incur in connection with the breach by the indemnifying party of any representation, warranty or covenant made by it in this Agreement.

                           (b) Indemnification for Registration Statement.

                               (i) By Parent Company and Subsidiary Company. To
the extent permitted by law, the Parent Company and Subsidiary Company together will indemnify and hold harmless each Holder, the directors, if any, of such Holder, the officers, if any, of such Holder who sign the Registration Statement, each person, if any, who controls such Holder, any underwriter (as defined in the Securities Act) for the Holders and each person, if any, who controls any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, expenses or liabilities (joint or several) to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstance in which they are made, not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will reimburse the Holders and each such underwriter or controlling person, promptly as such expenses are incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability action or proceeding; provided, however, that the indemnity agreement contained in this Section 8.4(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Parent Company and the Subsidiary Company, which consents shall not be unreasonably withheld, nor shall the Parent Company and Subsidiary Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Holders or any such underwriter or controlling person, as the case may be. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holders or any such underwriter or controlling person and shall survive the transfer of the Securities by Holders.

                               (ii) By Holders. To the extent permitted by law,
each Holder, severally and not jointly, will indemnify and hold harmless the Subsidiary Company, each of its directors, each of its officers who have signed the Registration Statement, each person, if any, who controls the Subsidiary Company within the meaning of the Securities Act or the Exchange Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such holder or underwriter, against any losses, claims, damages or liabilities (joint or several) to which any of them may become subject, under the Securities Act, the Exchange Act or other federal state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration, and such Holder will reimburse any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 8.4(b) shall not apply to amounts paid in settlement of such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder, which consent shall not be unreasonably withheld; and provided further, that the Holder shall be liable under this paragraph for only that amount of losses, claims, damages and liabilities as does not exceed the net proceeds to such Holder as a result of the sale of the Securities pursuant to such registration.

                           (c) Procedure for Indemnification. Promptly after
receipt by an indemnified party under this Section 8.4 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 8.4, deliver to the indemnifying party a written notice of commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel for the indemnifying party, representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this
Section 8.4 only to the extent
prejudicial to its ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party other than under this Section 8.4. The indemnification required by this Section 8.4 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, promptly as such expense, loss, damage or liability is incurred.

                           (d) Contribution. To the extent any indemnification
by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it otherwise would be liable under this Section 8.4 to the extent permitted by law, provided that (i) no contribution shall be made under the circumstances where the maker would not have been liable for indemnification under the fault standards set forth in this Section 8.4, (ii) no seller of the Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of the Securities who was not guilty of such fraudulent misrepresentation and (iii) contribution by any seller of the Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Securities.

                  8.5 Information Available. So long as any registration statement is effective covering the resale of the Conversion Shares or Warrant Shares, the Parent Company and the Subsidiary Company will each furnish to
Purchaser:

                           (a) as soon as possible after available, one copy of
(i) each of its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles in the United States of America by a national firm of certified public accountants); (ii) if not included in substance in the Annual Report to Stockholders, each of its annual report on Form 10-K within 100 days after the end of each fiscal year of each Company, (iii) each of its Quarterly Reports to Stockholders, and its quarterly report on Form 10-Q within sixty (60) days, and
(iv) a full copy of the registration statement covering the Conversion Shares and Warrant Shares (the foregoing, in each case, excluding exhibits); and

                           (b) upon the reasonable request of Purchaser, such
other information that is generally available to the public.

                  8.6 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Conversion Shares and the Warrant Shares to the public without registration, the Parent Company and the Subsidiary Company agrees to use its best efforts to:

                           (a) make and keep public information available, as
those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date on which the Company becomes subject to the reporting requirements of the Securities Act or the Exchange Act;

                           (b) use its best efforts to file with the SEC in a
timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

                           (c) to furnish to Purchaser forthwith upon request a
written statement by the Parent Company or the Subsidiary Company as to its compliance with the reporting requirements of said Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Parent Company or the Subsidiary Company and other information in the possession of or reasonably obtainable by the Parent Company or the Subsidiary Company as Purchaser may reasonably request in availing itself of any rule or regulation of the SEC allowing Purchaser to sell any such Conversion Shares or Warrant Shares without registration.

                  8.7 Temporary Cessation of Offers and Sales by Purchaser. The Purchaser acknowledges that there may occasionally be times when the Subsidiary Company may be required to suspend the use of the prospectus forming part of the Registration Statement (a "Suspension") until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission, until the prospectus is supplemented or amended to comply with the Securities Act, or until such time as the Subsidiary Company has filed an appropriate report with the Commission pursuant to the Exchange Act. The Subsidiary Company agrees to file any necessary amendments, supplements and reports as soon as practicable under the circumstances. The Subsidiary Company agrees to use its best efforts to cause a Suspension to be lifted within 10 business days during which time Purchaser agrees that it will not sell any shares of Common Stock pursuant to such prospectus.

                  8.8 Transfer of Conversion Shares or Warrant Shares Stock After Registration. Purchaser hereby covenants with the Parent Company and the Subsidiary Company not to make any sale of the Conversion Shares or Warrant Shares except either (i) in accordance with the Registration Statement, in which case Purchaser covenants to comply with the requirement of delivering a current prospectus, (ii) in accordance with Rule 144, in which case Purchaser covenants to comply with Rule 144, or (iii) as otherwise permitted by applicable law.

                  8.9 Termination of Obligations. The obligations of the Parent Company and Subsidiary Company pursuant to Sections 8.2, 8.3 and 8.6 hereof shall cease and terminate upon the earlier to occur of (i) such time as all of the Conversion Shares or Warrant Shares have been re-sold, or (ii) such time as all of the Common Stock may be resold pursuant to Rule 144(k) under the Securities Act.

                  Section 9. Legal Fees and Expenses. Each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby.

                  Section 10. Conversion; Liquidated Damages.

                  10.1 Restrictions on Conversion. Conversion of all the COES Preferred Shares may be made at the Conversion Price, the day following the date that the Registration Statement for the CXI Common Stock underlying the COES Preferred Stock and COES Warrants was declared effective by the SEC.

                  10.2 Notice of Conversion. Conversion of the COES Preferred Shares to CXI Common Stock may be exercised in whole or in part by Purchaser telecopying an executed and completed Notice of Conversion (in the form annexed hereto as Exhibit D) to counsel for the Parent Company, with a copy to the Parent Company and Subsidiary Company, and delivering the original Notice of Conversion and the certificate representing the COES Preferred Shares to counsel by hand or by express courier within three (3) business days of exercise. Each date on which a Notice of Conversion is telecopied to and received by the Parent Company in accordance with the provisions hereof shall be deemed a Conversion Date. The Subsidiary Company will reissue and transmit the certificates in the name of the Purchaser, or any other name as instructed by the Purchaser, representing the CXI Common Stock transferable upon conversion of all or any part of the COES Preferred Shares and COES Warrant Shares (and the Parent Company will transmit any certificates for replacement COES Preferred Shares not previously converted but included in the original certificate presented for conversion) to the Purchaser via express courier within three (3) business days after counsel for the Parent Company has received the original Notice of Conversion and the certificate representing the COES Preferred Shares being so converted. The Notice of Conversion and certificate representing the portion of the COES Preferred Shares converted shall be delivered as follows:

                           To counsel of Parent Company:

                           Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel 153 East 53rd Street
                           New York, NY 10022
                           Attn: Stephen A. Weiss, Esq.
                           Telephone: 212-801-9200
                           Facsimile: 212-223-7161

                           To the Parent Company:

                           Commodore Environmental Services, Inc.
                           150 East 58th Street
                           New York, NY 10155
                           Attn.: Bentley J. Blum
                           Telephone: 212-935-5400
                           Facsimile: 212-753-0731

                           To the Subsidiary Company:

                           Commodore Applied Technologies, Inc.
                           150 East 58th Street
                           New York, NY 10155
                           Attn.: Bentley J. Blum
                           Telephone: 212-935-5400
                           Facsimile: 212-753-0731


or to such other person at such other place as the Parent Company shall designate to the Purchaser in writing.

                  In the event that the COES Preferred Shares are not converted within three (3) business days of the Conversion Date, the Parent Company shall be liable to Purchaser for actual damages incurred from the fourth business day following the Conversion Date through the ninth business day following the Conversion Date for such failure (provided that Purchaser has delivered the original valid Notice of Conversion and the original certificate(s) representing the COES Preferred Shares to be converted, or an affidavit and indemnity agreement as to lost certificates reasonably satisfactory to the Company). In the event the COES Preferred Shares are not converted by the tenth (10th) business day following the Conversion Date, the Parent Company shall pay to the Purchaser, by wire transfer, as liquidated damages for such failure and not as a penalty, an amount in cash equal to one (1%) percent per day of the Liquidation Preference for the COES Preferred Shares to be converted which shall run from the tenth (10th) business day following the Conversion Date; provided, however, that actual damages and liquidated damages for a failure to deliver certificates of CXI Common Stock shall be determined in accordance with Section 10.6, if both of the following conditions are satisfied by the Parent Company: (i) the failure to deliver certificates of CXI Common Stock is the result of a lack of available shares of CXI Common Stock and (ii) the Parent Company commences, within ten
(10) business days after the initial Conversion Date to purchase or otherwise acquire the number of shares of CXI Common Stock which is sufficient to permit conversion of all COES Preferred Shares then outstanding at the Hypothetical Conversion Price (as hereinafter defined) then in effect.

                  10.3 Mandatory Conversion. The COES Preferred Shares are subject to mandatory conversion after five (5) years from the Closing Date, at which time all COES Preferred Shares will automatically be converted at the Conversion Price, upon the terms set forth in this section. Such five year period will be extended by the number of days during such period that (i) the Subsidiary Company's Common Stock has been Delisted and/or (ii) a Suspension has been in effect and by the number of days after the 90th day or the 120th day, whichever date is applicable as provided in Section 8.2(g) herein, that Registration Statement was not declared effective. Any particular day in which more than one of the foregoing condition events shall have been in effect shall only be counted once in determining the number of days by which to extend the five year period prior to mandatory conversion. In addition, mandatory conversion shall not occur for so long as certain default events specified in
Section 5(e) of the Certificate of Designation are continuing.

                  10.4 Reservation of CXI Common Stock Transferable Upon Conversion. The Parent Company shall at all times reserve and keep available out of its holdings of shares of CXI Common Stock, such number of shares of CXI Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding COES Preferred Shares and COES Warrants, the sufficiency of which shall be determined (in the case of the COES Preferred Shares) by using a Conversion Price (the "Hypothetical Conversion Price") derived from a hypothetical closing market price that is 75% of either (i) the actual Average Closing Bid Price on the Closing Date or (ii) the actual Average Closing Bid Price from time to time, whichever is lower, and in the case of the COES Warrants, by the exercise price thereof. The Parent Company hereby covenants and agrees that if at any time the Hypothetical Conversion Price falls to a level that would not enable all outstanding COES Preferred Shares to be fully converted and the outstanding COES Warrants to be fully exercised, the Parent Company will promptly purchase or otherwise acquire the number of shares of CXI Common Stock sufficient to permit the conversion of all COES Preferred Shares then outstanding at the Hypothetical Conversion Price then in effect and the exercise of all outstanding COES Warrants.

                  10.5 Liquidated Damages. In the event of a Delisting, a Cumulative Suspension or Insufficient CXI Common Stock (each a "Damage Event"), the Parent Company will pay to Purchaser (and to all other holders of the Shares), by wire transfer, as liquidated damages for such non-availability and not as a penalty, an amount in cash equal to 2% per month of the Liquidation Preference of only those COES Preferred Shares then eligible for conversion, without regard to Section 5.8, for the first two months after the occurrence of a Damage Event, and 3% per month for each month thereafter. Similar liquidated damages shall be paid with respect to any COES Preferred Shares not initially eligible for conversion when the Damage Event first occurred but which subsequently become eligible for conversion, without regard to Section 5.8, commencing in the first month that such COES Preferred Shares become eligible for such conversion. Such liquidated damages shall continue to accrue and shall be payable until the Damage Event has been cured, and, if not paid, interest thereon shall accrue at a rate of 2% per month. At the Purchaser's election, such liquidated damages may be paid in cash or may be added to the principal of the COES Preferred Shares for subsequent conversion purposes. Notwithstanding the foregoing, in the case of a Delisting, after six months from the date of such Delisting, the Parent Company shall have the option to force Purchaser to as promptly as possible convert (in increments of no less than $50,000) all or part of its COES Preferred Shares, subject to Purchaser being able to sell the underlying Conversion Shares, and simultaneously sell such Conversion Shares (where the conversion price therefor shall not be the Conversion Price but instead shall equal 85% of the Purchaser's sale price of the Conversion Shares, all as determined by Purchaser's actual trading records (to be provided to the Company). In no event may the Company force Purchaser to convert less than $50,000 of COES Preferred Shares at any one time.

                  Section 11.        Redemption By Parent Company.

                  11.1 Parent Company's Right to Redeem. The Parent Company shall have the right, at any time and from time to time, in its sole discretion, to redeem in whole or in part the COES Preferred Shares then outstanding, except that if the Purchaser or any Holder of the COES Preferred Shares has submitted a Notice of Conversion, the Parent Company shall not have the right to redeem the COES Preferred Shares which were submitted for conversion and the certificates representing Conversion Shares should be delivered promptly according to Section 10.2 herein. If the Parent Company elects to redeem some, but not all, of the COES Preferred Shares, the Parent Company shall redeem the COES Preferred Shares pro rata among the Holders of all the COES Preferred Shares then outstanding. The date of the Parent Company's redemption of COES Preferred Shares shall be referred to as the "Redemption Date."

                  11.2 Redemption Price. The redemption price per COES Preferred Share shall equal $125.

                  11.3 Mechanics of Redemption; Purchaser's Conversion Rights. The Parent Company shall effect each such redemption by giving notice of its election to redeem ("Redemption Notice"), by facsimile, by 5 P.M. New York City time on the Redemption Date and shall provide a copy of such redemption notice by overnight or 2-day courier, to Purchaser, all other Holders of COES Preferred Shares and the Parent Company's Transfer Agent. Such redemption notice shall indicate whether the Parent Company will redeem all or part of the COES Preferred Shares. Upon the giving of any such Redemption Notice, and until the earlier of either payment of the applicable redemption price or fifteen (15) business days after the Redemption Date (or later as provided in Section 6(d) below), the conversion rights in respect of the COES Preferred Shares and any other outstanding shares of COES Convertible Preferred Stock called for redemptions shall be suspended. Subject to the Parent Company's payment of the applicable redemption price, the accrual of dividends in connection with the shares of COES Convertible Preferred Stock called for redemption will suspend on the Redemption Date.

                  11.4 Payment of Redemption Price. Upon receipt of a Redemption Notice, Purchaser shall send its COES Preferred Shares being redeemed to the Parent Company or its Transfer Agent within three (3) business days of the receipt of such Redemption Notice, and the Parent Company shall pay the applicable redemption price within fifteen (15) business days of the Redemption Date (such fifteen (15) business day period shall be extended for each day the COES Preferred Shares being redeemed have not been delivered to the Parent or its Transfer Agent beyond the third (3rd) business day after receipt of the Redemption Notice). The Parent Company shall not be obligated to deliver the redemption price unless the COES Preferred Shares so redeemed are delivered to the Parent Company or its Transfer Agent, or, in the event one or more certificates have been lost, stolen, mutilated or destroyed, Purchaser delivers to the Parent Company a lost certificate affidavit reasonably satisfactory to Parent Company and its Transfer Agent.

                  11.5 Default of Parent Company's Redemption. If the Parent Company fails to pay the applicable redemption price to the Purchaser and/or other Holders of the COES Preferred Shares being redeemed by the Parent Company within fifteen (15) business days of the Redemption Date (such fifteen (15) business day period shall be extended for each day the COES Preferred Shares being redeemed have not been delivered to the Parent or its

Transfer Agent beyond the third (3rd) business day after receipt of the Redemption Notice), the Parent Company shall be deemed to have defaulted on their right to redeem such COES Preferred Shares. Such COES Preferred Shares shall thereafter become immediately convertible and the Conversion Price for such COES Preferred Shares shall be equal to 75% of the Average Closing Bid Price. The Conversion Price for such COES Preferred Shares shall not be subject to a floor.

                  11.6 Blackout Period. Notwithstanding the foregoing, the Parent Company may not either send out a redemption notice or effect a redemption during a Blackout Period (defined as a period during which the Parent Company's or the Subsidiary Company's officers or directors would not be entitled to buy or sell stock because of their holding of material non-public information). In the event the Parent Company initiates a redemption during a Blackout Period without having first made public material non-public information, the Parent Company or the Subsidiary Company shall disclose the non-public information that resulted in the Blackout Period, and no redemption shall be effected until at least 10 days after the Company or the Subsidiary Company shall have given the Holder written notice that the Blackout Period has been lifted.

                  Section 12. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first class registered or certified airmail, postage prepaid, or shall be sent by overnight courier or by facsimile, and shall be deemed given when received:

                    (a)  if to the Parent Company, to

                         Commodore Environmental Services, Inc.
                         150 East 58th Street
                         New York, NY 10155
                         Attn.: Bentley J. Blum
                         Telephone: 212-935-5400
                         Facsimile: 212-753-0731

                         copy to:

                         Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel 153 East 53rd Street
                         New York, NY 10022
                         Attn: Stephen A. Weiss, Esq.
                         Telephone: 212-801-9200
                         Facsimile:  212-223-7161

or to such other person at such other place as the Parent Company shall designate to the Purchaser in writing;

                    (b) if to the Subsidiary Company:

                        Commodore Applied Technologies, Inc.
                        150 East 58th Street
                        New York, NY 10155
                        Attn.: Bentley J. Blum
                        Telephone: 212-935-5400
                        Facsimile: 212-753-0731

                        copy to:

                        Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel 153 East 53rd Street
                        New York, NY 10022
                        Attn: Stephen A. Weiss, Esq.
                        Telephone: 212-801-9200
                        Facsimile: 212-223-7161

or to such other person at such other place as the Subsidiary Company shall designate to the Purchaser in writing;

                    (c) if to the Purchaser, to

                        Milton Partners
                        165 Mason Street
                        Greenwich, CT 06830
                        Attn.: Jon Altman
                        Telephone: 203-661-7022
                        Facsimile: 203-661-7665

                        copy to:

                        Eilenberg & Zivian
                        666 Third Avenue, 30th Floor
                        New York, NY 10017
                        Attn.: Jeffrey D. Abbey, Esq.
                        Telephone: 212-986-2468
                        Facsimile: 212-986-2399

or at such other address or addresses as may have been furnished to the Parent Company and the Subsidiary Company in writing; or

                  (c) if to any transferee or transferees of a Purchaser, at such address or addresses as shall have been furnished to the Parent Company and the Subsidiary Company at the time of the transfer or transfers, or at such other address or addresses as may have been furnished by such transferee or transferees to the Parent Company and the Subsidiary Company in writing.

                  Section 13.  Miscellaneous.

                  13.1 Entire Agreement. This Agreement and the Exhibits hereto embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement or any kind not expressly set forth in this Agreement or the Exhibits hereto shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

                  13.2 Amendments. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Parent Company, the Subsidiary Company and by Purchaser.

                  13.3 Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

                  13.4 Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

                  13.5 Governing Law/Jurisdiction. This Agreement will be construed and enforced in accordance with and governed by the laws of the State of New York, except for matters arising under the Securities Act, without reference to principles of conflicts of law. Each of the parties consents to the jurisdiction of the courts of or located in the State of New York, specifically the Southern District of New York and/or the Supreme Court of the State of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. In addition, the parties agree that the party against whom such judgment was obtained will pay the legal fees of the party obtaining such judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

                  13.6 Recovery of Attorney's Fees. Should any party bring an action to enforce the terms of this Agreement then, if Purchaser prevails in such action it should be entitled to recovery of its attorney's fees from the Parent Company or the Subsidiary Company, and if the Parent Company or the Subsidiary Company prevails in such action it shall be entitled to recovery of its attorney's fees from the Purchaser.

                  13.7 Fees. Notwithstanding Section 13.6, the Parent Company and the Subsidiary Company acknowledge that Purchaser shall have no responsibility for the payment of any of its fees in connection with this offering.

                  13.8 Counterparts/Facsimile. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party. In lieu of the original, a facsimile transmission or copy of the original shall be as effective and enforceable as the original.

                  13.9 Publicity. The Purchaser shall not issue any press releases or otherwise make any public statement with respect to the transactions contemplated by this Agreement without the prior written consent of the Parent Company and the Subsidiary Company, except as may be required by applicable law or regulation.

                  13.10 Survival. The representations and warranties in this Agreement shall survive Closing.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized representatives the day and year first above written.


                                COMMODORE ENVIRONMENTAL SERVICES, INC.


                                By
                                  -------------------------------------
                                           Officer


                                COMMODORE APPLIED TECHNOLOGIES, INC.


                                By
                                  -------------------------------------
                                           Officer



                                PURCHASER:
                                          -----------------------------


                                By
                                   ------------------------------------
                                           Officer

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized representatives the day and year first above written.


                                COMMODORE ENVIRONMENTAL SERVICES, INC.


                                By  XXXXXXXXXXXXXXXXXXXXXXXX
                                  -------------------------------------
                                           Officer


                                COMMODORE APPLIED TECHNOLOGIES, INC.


                                By  XXXXXXXXXXXXXXXXXXXXXXXXX
                                  -------------------------------------
                                           Officer



                                PURCHASER: MILTON PARTNERS


                                By
                                   ------------------------------------
                                           Officer

                                                                     EXHIBIT A

                           CERTIFICATE OF DESIGNATION

                                                                     EXHIBIT B

                         FORM OF STOCK PURCHASE WARRANT

                                                                    EXHIBIT C1


                     COMMODORE ENVIRONMENTAL SERVICES, INC.

                             COMPLIANCE CERTIFICATE


         The undersigned, an executive officer of COMMODORE ENVIRONMENTAL SERVICES, INC., hereby certifies that the representations and warranties made by Commodore Environmental Services, Inc. in the 7% Preferred Stock Securities Purchase Agreement dated May 20, 1997 by and between Commodore Environmental Services, Inc., Commodore Applied Technologies, Inc. and Milton Partners were true and correct as of the date such representations and warranties were made and are true and correct in all material respects as of the date hereof with the same force and effect as through such representations and warranties had been made on and as of the date hereof.
                  IN WITNESS WHEREOF, the undersigned has signed this Certificate as of this 20th day of May 1997.

                                 COMMODORE ENVIRONMENTAL SERVICES, INC.


                                 By
                                   ------------------------------------------

                                 Name
                                     ----------------------------------------

                                 Title
                                      ---------------------------------------

                                                                    EXHIBIT C2


                      COMMODORE APPLIED TECHNOLOGIES, INC.

                             COMPLIANCE CERTIFICATE


                  The undersigned, an executive officer of COMMODORE APPLIED TECHNOLOGIES, INC., hereby certifies that the representations and warranties made by Commodore Applied Technologies, Inc. in the 7% Preferred Stock Securities Purchase Agreement dated May 20, 1997 by and between Commodore Environmental Services, Inc., Commodore Applied Technologies, Inc. and Milton Partners were true and correct as of the date such representations and warranties were made and are true and correct in all material respects as of the date hereof with the same force and effect as through such representations and warranties had been made on and as of the date hereof.
                  IN WITNESS WHEREOF, the undersigned has signed this Certificate as of this 20th day of May 1997.

                                 COMMODORE APPLIED TECHNOLOGIES, INC.


                                 By
                                   ------------------------------------------

                                 Name
                                     ----------------------------------------

                                 Title
                                      ---------------------------------------

                                                                    EXHIBIT C3


                                    PURCHASER

                             COMPLIANCE CERTIFICATE


                  The undersigned,                   ,
                                  ------------------- -------------------------
of MILTON PARTNERS ("Purchaser"), hereby certifies that the representations and warranties made by Purchaser in the 7% Preferred Stock Securities Purchase Agreement dated May 20, 1997 between Commodore Environmental Services, Inc., Commodore Applied Technologies, Inc. and Purchaser were true and correct as of the date such representations and warranties were made and are true and correct in all material respects as of the date hereof with the same force and effect as through such representations and warranties had been made on and as of the date hereof.
                  IN WITNESS WHEREOF, the undersigned has signed this Certificate as of this 20th day of May 1997.

                                 PURCHASER

                                 MILTON PARTNERS

                                 By
                                   ------------------------------------------

                                 Name
                                     ----------------------------------------

                                 Title
                                      ---------------------------------------

                                                                      EXHIBIT D

                              NOTICE OF CONVERSION

       (To be Executed by the Registered Holder in order to Convert the 7%
                                Preferred Stock)

         The undersigned hereby irrevocably elects to convert shares of COES Preferred Stock represented by above Certificate No. into shares of common stock of COMMODORE APPLIED TECHNOLOGIES, INC. (the "Subsidiary") according to the conditions hereof, as of the date written below.

         The undersigned represents and warrants that:

         All offers and sales by the undersigned of the shares of Common Stock issuable to the undersigned upon conversion of the COES Preferred Shares shall be made pursuant to an exemption from registration under the Act, or pursuant to registration of the Common Stock under the Securities Act of 1933, as amended.


            ----------------------------------     ---------------------------
            Date of Conversion                     Applicable Conversion Price


            ----------------------------------     ---------------------------
            Number of Shares of Common Stock       $ Amount of Conversion
            upon Conversion


            ----------------------------------     ---------------------------
            Signature                              Name

            Address:                               Delivery of Shares to: